IDEX Series Fund
www.idexfunds.com

Annual Report
October 31, 1998

Table of Contents


Portfolio Managers' Commentary,                  Commentary/    Schedule
Portfolio Performance, Statistics and           Performance/          of
Schedule of Investments                           Statistics Investments
  Preface to the Schedule of Investments                              28
  Aggressive Growth Portfolio                              2          30
  International Equity Portfolio                           4          31
  Capital Appreciation Portfolio                           6          34
  Global Portfolio                                         8          35
  Growth Portfolio                                        10          38
  C.A.S.E. Portfolio                                      12          40
  Value Equity Portfolio                                  14          41
  Strategic Total Return Portfolio                        16          42
  Tactical Asset Allocation Portfolio                     18          44
  Balanced Portfolio                                      20          46
  Flexible Income Portfolio                               22          48
  Income Plus Portfolio                                   24          49
  Tax-Exempt Portfolio                                    26          50
Financial Statements
  Preface to the Financial Statements                                 52
  Statements of Assets and Liabilities                                54
  Statements of Operations                                            56
  Statements of Changes in Net Assets                                 58
Financial Highlights                                                  62
Notes to Financial Statements                                         70
  Report of Independent Accountants                                  76
Supplemental Federal Income Tax Information                           78
Results of Shareholder Proxy Voting                                   80
To Contact Us                                                         81


Fellow Shareholders,

Blast from the past?
Everyone in and around the markets is aware by now of the extraordinary volatility that's been rocking the financial world. What began over a year ago as a regional economic crisis has, indeed, blossomed into one of worldwide proportions. And, with the notable exception perhaps of U.S. government bonds, investments of all stripe and size-from foreign currencies to blue-chip stocks-have been roiled to some degree by the spreading global turbulence. It's been, in other words, an unsparing twelve months.
To those folks who had wishfully come to think that corrections and bear markets were things of the past, this period offered up a powerful reminder that they most definitely are not. Market cycles, far from being some sort of rusted relics leftover from a time gone by, are still very much a reality. And risk and reward remain-as they must-critical components of the long-term performance equation.
If nothing else, this period's teeth-rattling volatility underscores the importance of balanced investing. That is, developing and maintaining a program consisting of investments suited to your goals, your time horizon and your tolerance for risk. From where we sit, that process, perhaps now more than ever, demands the assistance of thoughtful investment professionals committed to distinct investment approaches. Professionals like the portfolio managers of the IDEX Series Fund.
On the following pages, the IDEX Portfolio managers share their observations on these extreme times and discuss how they've invested their specific Portfolio's assets and why. We encourage you to review their commentaries, not only to better understand your investment and its performance, but to get a broader perspective on the investment markets as well. Also included in this year's report to assist your review and understanding are definitions of key terms, pertinent graphics and explanations of the Schedule of Investments and Financial Statements. All of this together will give you a good sense of both your own individual investment and the IDEX Series Fund as a whole.
To much the same end, you'll soon have 24-hour access to your detailed account information and to IDEX Mutual Funds by way of the Internet. Effective January, you'll be able to purchase shares, redeem shares, perform exchanges, access your account balance and view historical transactions all through our website: www.idexfunds.com. Accompanying this new level of access will come, too, a more personalized and, dare we say it, easier to read quarterly account statement. Please let us know what you think. The only toll-free number you need, to reach our service professionals at IDEX, is 1-888-233-IDEX (4339).
Meanwhile, with the shape of today's financial marketplace changing at unimaginable speed, volatility of all kind isn't about to disappear. It will, on occasion, test your willingness to stay true to a discipline. Our message to you now is this: don't let short-term perceptions cloud long-term realities. Remain, in other words, a consistent investor through inconsistent markets.
For our part, we'll continue our efforts to provide superior service and solid, well-managed investment products. We greatly respect your personal task of financial planning and appreciate the opportunity to assist.

Sincerely yours,

/s/ John R. Kenney    /s/ G. John Hurley

November 23, 1998



Aggressive Growth Portfolio

Objective/Focus
Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

Market Environment
Point to point, this period appeared to be one of great prosperity for investors in the U.S. equity market. Inflation, interest rates, and unemployment all remained low and the broad market appreciated nicely. In reality, though, the last 12 months were marked by global economic instability, a domestic political scandal, and severe market volatility. All together, this year proved to be extremely challenging.

Following the acute market sell-off that resulted from the Asian economic crisis, investors placed a premium on stocks of large, liquid companies with a high degree of earnings predictability. The more speculative small-cap issues, for the most part, suffered over the course of the twelve-month period. Employing an "all-cap" approach, the Aggressive Growth Portfolio minimized the impact of this poor performing sector by investing the majority of its assets in large-cap stocks.

Performance
Aided by a dramatic recovery in September and October, the Portfolio outperformed its comparative index, the S&P 500 for the year ended October 31, 1998. Please review the Performance Table on page 3 for details.

Strategy Review
The Portfolio benefited from good exposure to pharmaceutical stocks, with core holdings such as Warner-Lambert, Pfizer and Schering Plough leading the way. Propelled by stable earnings growth and lack of exposure to the Asian markets, the sector as a whole performed well. Many of our financial holdings appreciated as well, with the group profiting from a strong stock market, low interest rates, and speculation about potential consolidation. This industry was well represented in the Portfolio, and stocks like Morgan Stanley, Dean Witter, Inc. and Paine Webber Group noticeably boosted performance. Returns were further enhanced as several of our technology positions fared exceptionally well in the month of June, most notably Microsoft and America Online, whose one-month returns were 27.8% and 26.2%, respectively.

In July and August, several external factors shook investor confidence and stocks of all sizes fell dramatically. These events included the worsening of economic problems in Japan, the collapse of the Russian economy, and the U.S. political scandal. Since we viewed the sell-off as more of a shift in investor psychology than real concerns over individual company fundamentals, most of the Portfolio's top holdings were not sold.

Outlook
As a bottom-up stock selector, we feel our job is simple-to actively buy and hold stocks whose earnings growth will be rapid and uninhibited by international economic turmoil. We will also attempt to detect and avoid those companies that will struggle. It's our position that as long as the Portfolio is invested in companies whose earnings are growing, it will survive dramatic swings of investor sentiment. Regardless of market conditions or investor sentiment, we will doggedly pursue rapidly growing companies.

/s/ David Alger

David Alger
Portfolio Manager
Fred Alger Management, Inc.


Five Largest Holdings (% of Net Assets)
America Online, Inc.                    3.6%
Warner-Lambert Company, Inc.            3.5%
Nokia Corp. OY ADR                      3.5%
Schering Plough Corp.                   3.2%
Tyco International, Ltd.                3.2%

Top Five Industries (% of Net Assets)
Pharmaceuticals                         14.4%
Communications                          11.4%
Computers                               10.2%
Semiconductors                          6.7%
Software                                6.7%


     This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500 (3)         $26,192
Class A (2)         $24,205

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                              From Inception
                                  1 year Inception      Date
Class A (without sales load)      22.48%    27.13%   12/2/94
Class A (2) (with sales load)     15.74%    25.31%   12/2/94
S&P 500 (3)                       21.99%    27.87%   12/2/94
Class B (without sales load)      22.04%    12.37%   10/1/95
Class B (2) (with sales load)     17.04%    11.87%   10/1/95
Class C                           22.11%    26.78%   12/2/94
Notes
1    Aggressive Growth Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Aggressive Growth Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Aggressive Growth Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Sector as a Percentage of Net Assets

                                10/31/98       10/31/97
Basic Materials                      0.0            1.2
Consumer Cyclical                   16.4           14.5
Consumer Non-Cyclical               16.4           18.3
Energy                               0.0            7.4
Financial                           10.4           12.7
Industrial                           6.2            8.4
Technology                          40.5           28.0
Utilities                            3.1            1.6
Short-term                           5.0           12.0


Average Annual Total Return
A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.


International Equity Portfolio

Objective/Focus
Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

Market Environment
Scottish Equitable Investment Management Ltd ("SEIM")
For the better part of the year, our overweighted position in Europe helped us stay ahead of the indices. Much of this gain was eroded in August, however, when the Asian economic crisis spread to Russia, then to Latin America. European markets were shaky as nervous investors pulled out of banks with significant Russian investments. The European markets did bounce back a bit, though, in October when the major central banks in both the U.S. and Europe reduced interest rates. Throughout it all, the Portfolio had only a small exposure to Latin American equities and was underweighted in Japan and Asia. The recent strength of the Japanese yen did have a negative affect on relative performance, though, as it represents 22% of our benchmark index.
GE Investment Management ("GEIM")
The last twelve months have proved to be quite a rollercoaster for global equity markets, with strong performance in the first eight months contrasting sharply with the heavy falls in the latter months. After the Hong Kong currency crisis and the ensuing turmoil throughout the Far East in October 1997, the U.S. and UK markets bounced back towards the end of the year, recovering most, if not all, of the losses sustained in the correction. But during the last few months, European equities experienced their largest and sharpest correction since the market crash in 1987. Once again, local market returns varied considerably amidst what had been fairly indiscriminate selling.

Performance
The International Equity Portfolio underperformed its benchmark index, the Morgan Stanley Capital International - Europe, Asia and Far East Index for the year ended October 31, 1998. Please refer to page 5 for further details.

Strategy Review
SEIM
Our philosophy is to pursue companies that are undervalued by the market compared to their growth potential. We focus on a company's ability to generate cash flow growth and whose long-term growth of cash earnings exceeds their price-to-cash earnings ratio by at least 25%. In general, companies that best fit this guideline are those which compete on a global basis. Typically, we find these companies perform well over the long term, regardless of their domicile.

Stocks that performed well during the past year included Railtrack Group PLC, a U.K.-based rail and bus operator, Total S.A., a major French oil company, and Pharmacia & Upjohn, a merged Swedish and U.S. pharmaceutical company. Our cash position was reduced from 4.5% to approximately 2% as the U.S. lowered interest rates, passed a budget agreement, and directed $18 billion to the International Monetary Fund to stabilize emerging markets. GEIM
Within the Portfolio, we've maintained a defensive stance for the most part, both in terms of the markets emphasized and the types of stocks held. Towards summer, we moved from a strongly positive position on equities to one less aggressive. We most recently increased our weightings in cash, the UK, and Europe at the expense of the Far East and Latin America. With no positive news on the immediate horizon, the GE portion of the Portfolio finished the period with a zero weighting in both the Pacific Rim and Latin American regions and a heavy underweighting in Japan.

Outlook
SEIM
We will continue to be overweighted in Europe. Long-term growth still appears favorable in the region because of falling interest rates and the introduction of a common currency in January 1999. We plan to maintain our low weighting in Japan, where we expect weakness to continue until the government enacts significant structural changes. And although parts of Asia are deteriorating more slowly than before, we will wait a while before investing there. The Portfolio continues to have a small but significant presence in emerging markets, particularly Israel and Latin America. We will invest in major Latin American exporting companies and add to our holdings slowly as the region's economy improves.
GEIM
While it's something of an understatement to say the current economic and financial market outlook is uncertain, the sharp relative price movement in favor of bonds, together with the prospect of falling interest rates, suggests a more aggressive stance on equities may be appropriate. For the Portfolio, this would likely involve a move to underperforming markets like Asia and Latin America, and towards higher beta, less defensive stocks. It is still possible, however, to argue that the earnings outlook priced in to most equity markets is too optimistic and the advent of a serious credit crunch remains a realistic possibility.

/s/ Russel Hogan

Russel Hogan
for the Investment Management Board
Scottish Equitable Investment Management Ltd


/s/ Ralph R. Layman

Ralph R. Layman
Co-Portfolio Manager
GE Investment Management Incorporated

Top Five Countries (% of Net Assets)
United Kingdom                          21.5%
France                                  16.7%
Germany                                 12.7%
Switzerland                              6.9%
Italy                                    6.8%

Five Largest Holdings (% of Net Assets)
Nokia Corp. OY A Shares                  3.0%
Mannesman AG                             2.5%
AXA-UAP                                  2.3%
Preussag AG                              2.2%
Total SA                                 2.1%

          This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

MSCI-EAFE (3)                 $11,448
Class A (2)                   $10,262

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)
                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)                 2.58%     4.85%    2/1/97
Class A (2) (with sales load)              (3.07)%     1.50%    2/1/97
MSCI-EAFE (3)                                9.95%     9.06%    2/1/97
Class B (without sales load)                 1.89%     4.17%    2/1/97
Class B (2) (with sales load)              (3.11)%     1.92%    2/1/97
Class C                                      1.99%     4.28%    2/1/97
Notes
1    International Equity Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
Periods less than one year represent total return and are not annualized.
2    International Equity Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. International Equity Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Morgan Stanley Capital International - Europe, Asia, and Far East
(MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Region as a Percentage of Net Assets

                                10/31/98       10/31/97
Asia/Pacific Rim                     5.6           19.1
Australia                            1.1            1.5
Europe                              84.8           64.8
Latin America                        1.5            6.0
Middle East                          1.2            1.1
North America                        1.5            0.3
South Africa                         0.0            0.7
Short-term                           3.1            5.2


Global vs. International
"Global" typically refers to worldwide investing; U.S. as well as non-U.S. investments. "International" indicates investments primarily of non-U.S. origin.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.

Capital Appreciation Portfolio

Objective/Focus
Long-term growth of capital by normally investing at least
50% of assets in medium-sized companies.

Market Environment
Supported by our emphasis on quality companies with strong earnings growth, the Portfolio started out the year on a relatively strong note. We could not escape, however, the summer sell-off in the small- and mid-cap market. With concerns over a recession and corporate earnings leading to compressed valuations, small and mid-sized stocks languished for the better part of the year.

Performance
While the Portfolio lost ground compared to its benchmark indices, overall performance was up for the year ended October 31, 1998. Please refer to the Performance Table on page 7 for additional information. To say the least, I'm disappointed that the market did not noticeably warm up to the earnings prospects of many of our companies.

Strategy Review
Despite the general decline in corporate profits, earnings growth is abundant in the Portfolio. Vitesse Semiconductor, for example, is a very promising position. Though the stock was heavily sold in the third quarter, the company, which focuses on the fastest growing subset of the telecommunications and data communications markets, continues to execute on its business model. Our recent discussions with management give us confidence that Vitesse will grow its earnings in the coming years. Consequently, I've maintained a sizable position in the stock.

I remain upbeat as well on our media positions, including Chancellor Media, Univision, Jacor Communications and Heftel Broadcasting. Though these stocks suffered late in the period, important structural changes remain that should fuel future earnings growth in the industry.

Outlook

Though I cannot predict a broad-based rally in small and midsize stocks, I firmly believe our companies are well positioned in this more uncertain environment. While lower interest rates are providing equities with some support, it's going to become even more critical to own companies that can meet or exceed earnings estimates. I am upbeat about our Portfolio because we remain ever focused on current and future earnings.
My objective has always been to find great companies that write their own script and who treat the economy or competitors as background noise. Despite the market's volatility, we remain confident that our extensive legwork and intensive research will help us to identify compelling opportunities.
As Benjamin Graham once said, "In the short run, the market is a voting machine-but in the long run, the market is a weighing machine." In other words, emotion tends to rule markets in the short term, but over the long haul, it can reward companies with strong fundamentals. I believe the Portfolio will bounce back as investors come to realize the true potential for many of our holdings.

/s/ James P. Goff

James P. Goff
Portfolio Manager
Janus Capital Corporation

Five Largest Holdings (% of Net Assets)
Vitesse Semiconductor Corp.              8.9%
Apollo Group, Inc. Class A               7.9%
PizzaExpress PLC                         4.7%
VERITAS Software Corp.                   4.5%
Jacor Communications, Inc.               4.4%
Top Five Industries (% of Net Assets)
Broadcasting                            11.7%
Consumer Services                       11.3%
Pharmaceuticals                         11.0%
Communications                           9.5%
Semiconductors                           8.9%


          This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500 (3)                   $26,192
S&P 400 (3)                   $22,220
Class A (2)                   $17,888

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)                 9.87%    17.69%   12/2/94
Class A (2) (with sales load)                3.83%    16.00%   12/2/94
S&P 500 (3)                                 21.99%    27.87%   12/2/94
S&P 400 (3)                                 12.65%    22.61%   12/2/94
Class B (without sales load)                 9.35%    10.90%   10/1/95
Class B (2) (with sales load)                4.35%    10.37%   10/1/95
Class C                                      9.43%    17.19%   12/2/94
Notes
1    Capital Appreciation Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
Periods less than one year represent total return and are not annualized.
2    Capital Appreciation Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Capital Appreciation Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's (S&P 500) Index and Standard & Poor's MidCap 400
(S&P 400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Sector as a Percentage of Net Assets

                                10/31/98       10/31/97
Basic Materials                      0.0            1.6
Consumer Cyclical                   26.7           37.1
Consumer Non-Cyclical               24.7           10.3
Energy                               0.0            2.7
Financial                            9.2           14.3
Industrial                           0.0            8.6
Technology                          36.2           13.7
Utilities                            0.9            3.7
Short-term                           4.7            6.4


Cyclical vs. Non-Cyclical
Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.



Global Portfolio

Objective/Focus
Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

Market Environment
International markets moved higher through the first half of 1998, with strong gains in Europe and the U.S. helping to offset weakness in the Asian markets. By August, however, an accumulation of bad news caught up with global financial markets. These negative forces, which called corporate earnings projections into question, created a difficult market for stocks.

While global bond markets reacted positively to the prospects of slower economic growth, equity markets responded with a fierce pullback. In the U.S., the sharpest declines were concentrated in companies that missed their earnings targets. In Europe, the correction had a much broader and deeper impact, as even companies with consistent, robust earnings growth were heavily sold. The resulting sell-off erased nearly all of the advances European equities had made for the year.

Performance
Though we didn't completely escape the correction, the strong results by many of our European and U.S. positions during the first half of the year helped the Portfolio to keep pace with its benchmark. For the year ended October 31, 1998, the Portfolio underperformed the Morgan Stanley Capital International World Index. Please see page 9 for further details.

Strategy Review
In Europe, the broad-based selling left few places to hide. The repercussions from Russia's economic meltdown hit our European financial services stocks particularly hard. Our position in UBS, a large Swiss bank, proved to be one of our greatest disappointments. Worse yet, the broad declines in this sector impacted some of our holdings with little exposure to Russia or other emerging markets. Although we felt this selling was indiscriminate, we did not want to completely ignore the prevailing market sentiment. As a result, we reduced our weighting in European financials.

Meanwhile, the increased market volatility benefited many companies with visible earnings streams. This benefited our pharmaceutical holdings, including Elan, Pharmacia & Upjohn, and Warner-Lambert, which we added last December. Many of our holdings in leading U.S. franchises, such as Cisco Systems and Time Warner, helped performance as well.

We took advantage of the market's downturn to build positions in high quality names, primarily because the valuations for some stocks fell to their lowest levels in nearly five years. At the same time, we trimmed our more cyclical positions and let our cash balance build while we waited for the dust to settle.

Outlook
We expect global markets to remain volatile for the foreseeable future. With uncertainty over global economic growth and corporate profitability increasing, it's clear that risk aversion among investors is reaching extreme levels. At the same time, though, lower equity valuations combined with lower global interest rates should create investment opportunities. We'll continue to monitor global developments closely, with particular focus on Japan.

/s/ Heln Young Hayes

Helen Young Hayes
Portfolio Manager
Janus Capital Corporation

Five Largest Holdings (% of Net Assets)
Cisco Systems, Inc.                      3.1%
Mannesman AG                             2.7%
Tyco International, Ltd.                 2.7%
Microsoft Corp.                          2.5%
Tele Communications, Inc. Class A        2.1%

Top Five Countries (% of Net Assets)
United States                           23.1%
United Kingdom                          11.3%
France                                   8.9%
Japan                                    7.6%
Netherlands                              5.8%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Class A (2)                        $29,672
MSCIW (3)                          $23,434

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                   1 year   5 year Inception      Date
Class A (without sales load)       11.30%   16.98%    20.71%   10/1/92
Class A (2) (with sales load)      5.17%    15.66%    19.59%   10/1/92
MSCIW (3)                          15.69%   13.53%    15.03%   10/1/92
Class B (without sales load)       10.93%        -    18.64%   10/1/95
Class B (2) (with sales load)      5.93%         -    18.18%   10/1/95
Class C                            11.08%   16.57%    17.92%   10/1/93
Notes
1    Global Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Global Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Global Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Morgan Stanley Capital International World (MSCIW) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Region as a Percentage of Net Assets

                                10/31/98       10/31/97
Asia/Pacific Rim                     7.6            8.8
Europe                              50.0           64.4
Latin America                        1.3            4.7
North America                       23.1           14.1
South Africa                         0.0            0.5
Short-term                          23.6            6.6


Region
A region represents countries within a given geographic area. Regional analysis is provided for Global and International investors to help them assess their portfolio's placement of assets.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.



Growth Portfolio

Objective/Focus
Long-term growth of capital through investments in companies selected solely for their earnings and growth potential.

Market Environment
Markets advanced earlier in the year against a positive backdrop of low interest rates, benign inflation, strong earnings growth, and a healthy economy. Stocks that excelled tended to be of companies that were leaders in their industries, particularly in the technology and pharmaceutical groups. By late summer, however, the advance had become relatively thin, led by a handful of the highest quality, large capitalization issues.

Ultimately, the increasingly weak market for small and mid-cap stocks caught up with the so-called market stalwarts. After the Dow Jones Industrial Average peaked at 9337 on July 17th, the market succumbed to a long, painful decline that bottomed out on August 31st with a harrowing 517-point drop. With pessimism seemingly on every market horizon, investors retreated to the ultimate safety of the U.S. Treasury market, which helped drive long-term Treasury bond rates substantially lower. Lower rates eventually provided support for stocks, and domestic markets regained lost ground as the period came to a close.

Performance
Despite the market's volatility during the period, the Portfolio held up well, outperforming, in fact, all the major market indices. For the year ended October 31, 1998, the Portfolio performed outstanding relative to its benchmark, the S&P 500. Please see the Performance Table on page 11 for additional details.

Strategy Review
The Portfolio's holdings reflect my conviction that the technology, pharmaceutical and telecommunications equipment companies offer the strongest growth potential. Even in the toughest environments, the products and delivery channels of these industries are consistent with demographic and economic trends both here and abroad. We particularly benefited from our weighting in high-quality technology companies with visible earnings streams, dominant market positions, and well-developed franchises. Dell Computer and America Online were outstanding performers.

Our pharmaceutical and healthcare positions also gained ground as investors were attracted to their defensible nature and predictable earnings growth. Our large position in Warner-Lambert produced excellent results. Pfizer also contributed nicely.

On the other hand, a number of our financial services firms sold off on concerns over industry-wide credit exposure to leveraged hedge funds. As more of these firms threatened bankruptcy in the wake of their Russian losses, the stage is set for further erosion in earnings across the financial services sector.

Outlook
Considering the recent volatility, it is difficult to look too far ahead. On the bright side of the current global economic slowdown is lower interest rates, which we believe serves as one half of the formula for a strong stock market. The other half of the equation is strong corporate earnings. To these ends, we will continue to single out companies that are led by effective management teams focused on building their respective businesses.

/s/ Scott W. Schoelzel

Scott W. Schoelzel
Portfolio Manager
Janus Capital Corporation

Five Largest Holdings (% of Net Assets)
Dell Computer Corp.                     12.9%
Microsoft Corp.                          7.4%
Nokia Corp. OY ADR                       6.1%
Pfizer, Inc.                             5.9%
Warner-Lambert Company, Inc.             5.8%

Top Five Industries (% of Net Assets)
Pharmaceuticals                         21.0%
Computers                               13.1%
Communications                          11.8%
Software                                 8.3%
Technology-Diversified                   6.2%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Class A (2)                        $56,044
S&P 500 (3)                        $51,538

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)
                                                          From Inception
                              1 year  5 year 10 year Inception      Date
Class A (without sales load)  35.21%  19.43%  19.48%    17.89%    5/8/86
Class A (2)(with sales load)  27.77%  18.08%  18.81%    17.35%    5/8/86
S&P 500 (3)                   21.99%  21.22%  17.82%    17.10%    5/8/86
Class B (without sales load)  34.96%       -       -    22.88%   10/1/95
Class B (2)(with sales load)  29.96%       -       -    22.46%   10/1/95
Class C                       35.00%  19.07%       -    18.74%   10/1/93
Class T (4)(without sales load)35.53% 19.92%  19.83%    18.44%    6/4/85
Class T (4)(with sales load)  24.01%  17.81%  18.77%    17.65%    6/4/85
Notes
1    Growth Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Growth Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Growth Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
4    Growth Portfolio Class T Shares are owned by the former shareholders of IDEX Fund and IDEX Fund 3 as a result of a reorganization on September 20, 1996. The performance shown is that of IDEX Fund, from inception on 6/4/85 until the reorganization. All subsequent performance is based solely on Class T Shares. Class T Shares performance with sales load reflects the maximum sales charge of 8.5%. Class T Shares are not available to new investors.

Investments by Sector as a Percentage of Net Assets

                                10/31/98       10/31/97
Basic Materials                      0.0            0.5
Consumer Cyclical                    4.6            1.8
Consumer Non-Cyclical               26.2           25.6
Energy                               0.0            6.1
Financial                            4.4           18.5
Industrial                           4.9            5.9
Technology                          42.9           33.2
Utilities                            0.4            2.9
Short-term                          16.1            5.4


Comparative Index
A comparative index is a general broad-based index, representative of the objective of the Portfolio, approved by the Portfolio's Trustees and registered with the Securities and Exchange Commission.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.


C.A.S.E. Portfolio

Objective/Focus
Growth of capital through investments in stocks exhibiting below market risk and below market multiples with above average fundamentals.

Market Environment
Generally speaking, this has been the year of the big-growth, large-capitalization and high-risk form of investing. For the better part of the period, a steady wave of foreign, index and new investors drove many of the large cap stocks far beyond their underlying fundamentals. Within the S&P 500, for example, a mere handful of large stocks led the average, leaving the remaining 450 or so companies to trail well behind their own index. Priced at 35 times earnings and 6 times book values by our calculations, many of the high-flying stocks alarmed most professionals because they were vulnerable to the international monetary meltdown. The first C.A.S.E. rule of investing is "no stock should bear a P/E greater than its growth rate."

Performance
In this extraordinary environment, the C.A.S.E. Portfolio underperformed its benchmark, the S&P 500 for the year ended October 31, 1998. Please see page 13 for more information.

Strategy Review
With large-cap stocks in particular, and the broad market in general, trading at huge premiums to expected growth rates, we sought to shelter the Portfolio from the expected declines by changing our strategic emphasis. To that end, we shifted from a large-cap growth style to one more concentrated on value. Unfortunately, when the autumn market sell-off occurred, it was so broad it affected all classes of stocks. Thus far, our basic industry, technology, and energy holdings have borne the brunt of recent earnings disappointments. These sectors, however, have innate characteristics that should enable them to recover rapidly from these short-term market influences. Meanwhile there are other sectors, like discount retailers and electronics that should actually benefit from cheaper Asian goods and a pickup in consumer demand.

In the autumn sell-off, the average stock on the New York Stock Exchange came down 39% from its 52-week high, while the average NASDAQ stock fell 49%. During that period, we increased cash holdings to approximately 20%. During October, we recommitted those reserves into a select group of high-quality stocks that had been heavily sold. As a result, we're measuring the Portfolio's price multiple now at some 30% below the S&P, and its average earnings growth rate at more than 30% higher.

Outlook
The second C.A.S.E rule of investing is "over time, most stocks follow their fundamentals." Given the favorable nature of the Portfolio's fundamentals, we think this should prove to be a good period for our style of investing.

/s/ William E. Lange

William E. Lange
Portfolio Manager
C.A.S.E. Management, Inc.

Five Largest Holdings (% of Net Assets)
GENESCO, Inc.                            3.9%
Bristol-Myers Squibb Company, Inc.       3.6%
Tellabs, Inc.                            3.6%
Microsoft Corp.                          3.5%
Northern Telecom, Ltd. ADR               3.2%

Top Five Industries (% of Net Assets)
Communications                          13.0%
Software                                10.1%
Retailers-Apparel                        8.5%
Pharmaceuticals                          6.3%
Oilfield Equipment & Services            4.1%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500 (3)                   $18,152
Class A (2)                   $10,898

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)              (14.83)%     5.33%    2/1/96
Class A (2) (with sales load)             (19.51)%     3.18%    2/1/96
S&P 500 (3)                                 21.99%    24.21%    2/1/96
Class B (without sales load)              (15.40)%     4.69%    2/1/96
Class B (2) (with sales load)             (19.63)%     3.67%    2/1/96
Class C                                   (15.31)%     4.79%    2/1/96
Notes
1    C.A.S.E. Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    C.A.S.E. Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. C.A.S.E. Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      2.0            0.0
Consumer Cyclical                   22.5            5.6
Consumer Non-Cyclical               12.0            7.8
Energy                               5.5           10.1
Financial                            6.3           13.6
Independent                          1.6            1.7
Industrial                          14.5           19.5
Technology                          33.6           28.1
Utilities                            0.0            1.1
Short-term                           3.8           15.4

Sector
A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.


Value Equity Portfolio

Objective/Focus
Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

Market Environment
When Thailand's currency collapsed in July of 1997, the world paid scant attention. But what began as a mere blip on the radar screen of currency traders has mushroomed into a large worldwide economic crisis of the post-Cold War era. With many nations experiencing varying degrees of economic chaos, a great deal of wealth outside the U.S. and Western Europe has been destroyed, and it will not be rebuilt overnight.

In the meantime, after a nearly eight-year rise of historic proportion in stock prices, the U.S. stock market was due, if not overdue, for a significant correction. And as it's turned out, the third quarter of the calendar year was indeed the worst for the stock market since 1990, a year that included both the last U.S. recession and the last bear market. Worse yet, while vulnerability appeared greatest in many "growth" stocks, "value" stocks underperformed as a group. This, of course, is in sharp contrast to historical results that suggest value provides superior relative performance in down markets.

Performance
Performance for the Value Equity Portfolio reflects the irregular stock market environment as well as the underperformance of value-oriented stocks. For the year ended October 31, 1998, the Value Equity Portfolio underperformed its benchmark, the S&P 500. Please refer to page 15 for further details.

Strategy Review
As a value manager, we place great emphasis on the valuation measures of the stocks in which we invest-measures that historically have provided a safety margin with less risk than the growth style. Nevertheless, as long-term value investors we recognize that it is not uncommon to experience short-term relative underperformance.
Within the Portfolio, exposure to the same energy service stocks that had performed so well the prior two years was a negative. A combination of factors drove oil prices to their lowest levels in more than a decade and took energy stocks sharply lower as well. U.S. energy companies are still, however, the worlds' technological leaders and are well positioned to benefit from a recovery in world demand for oil. On the positive side, the Portfolio benefited from Philip Morris, a recent purchase and our second largest holding, which was strong right through the market's summer weakness. Other positive contributors included cable television stocks and several of the recently added regional banks.

Outlook
Given the degree of uncertainty that surrounds the financial markets, this is a time for caution, not bravado. While we don't expect the markets to unravel, we do expect an extended period of volatility and, as such, we've taken steps to adopt a more conservative position, with higher cash reserves and a reduced exposure to equities. World economies and world financial markets are in the midst of a very turbulent period that has not run its full course. It will take some time to establish stability, restore liquidity, repair damaged national balance sheets and calm nervous investors.

/s/ Edward C. Friedel

Edward C. Friedel
Portfolio Manager
NWQ Investment Management Company, Inc.

Five Largest Holdings (% of Net Assets)
Loews Corp.                              4.0%
Philip Morris Companies, Inc.            4.0%
First Union Corp.                        2.9%
Norwest Corp.                            2.8%
Caterpillar, Inc.                        2.7%

Top Five Industries (% of Net Assets)
Banks                                   11.9%
Insurance                                8.8%
Heavy Construction                       7.5%
Conglomerates                            6.6%
Oilfield Equipment & Services            5.2%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

S&P 500 (3)                        $14,388
Class A (2)                        $10,521

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)               (4.96)%     6.37%    2/1/97
Class A (2) (with sales load)             (10.18)%     2.96%    2/1/97
S&P 500 (3)                                 21.99%    23.11%    2/1/97
Class B (without sales load)               (5.55)%     5.74%    2/1/97
Class B (2) (with sales load)             (10.27)%     3.51%    2/1/97
Class C                                    (5.46)%     5.83%    2/1/97
Notes
1    Value Equity Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Value Equity Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Value Equity Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      6.1           11.1
Consumer Cyclical                    6.6            7.9
Consumer Non-Cyclical                1.3            3.2
Energy                              15.1           14.1
Financial                           22.2           20.0
Independent                          6.6            1.5
Industrial                          13.2           17.5
Technology                           7.8           11.6
Short-term                          21.0           12.1

Value Investing
Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.


Strategic Total Return Portfolio

Objective/Focus
Long-term growth of capital and income by investing in common stocks and bonds of well-established and fundamentally strong companies.

Market Environment
The stock market surged for the first half of the period as interest rates remained low, economic activity continued to be robust and the stock market experienced dramatic capital inflows. Our caution regarding the sustainability of this advance proved to be well founded, however, as we entered the summer months. Triggered by concerns over a slowing global economy and the resulting impact on corporate profits, August registered one of the worst stock market plunges on record. For its part, the Portfolio declined only slightly more than half that of the S&P 500 for the month.

Performance
For the year ended October 31, 1998, the Portfolio underperformed both of its benchmark indices. Reviewing the Performance Table on page 16 will provide additional details. During the fiscal year, the stock market's advance was concentrated in a small group of large-company stocks while measures of broad market performance posted lackluster results.

Strategy Review
Security selection within the Portfolio is driven by a commitment to investing in companies with strong balance sheets, established market shares, and high and sustainable returns on invested capital. Also, a portion of the Portfolio is normally focused towards investments in companies where a catalyst exists that is expected to substantially improve the underlying business prospects of a company or industry group. Additionally, we closely assess valuation levels to manage risk at the security level.

Stock and bond investments had a balanced hand in generating returns over the period-equity investments drove performance in the first half of the year while bonds moderated volatility in the second. Inside the Portfolio, pharmaceuticals made a dynamic contribution to performance with such strong winners as Schering Plough and Covance. Other individual stocks performed well where management teams steadfastly executed their business plans despite the global economic turbulence. For instance, we benefited nicely from our position in Estee Lauder as the company launched several successful new products. Another big gainer was the far less recognizable Tyco International. On the other hand, the Portfolio had limited exposure to technology stocks, which hindered our performance during a strong period for the sector. While we are averse to the kind of risk inherent to these stocks as a group, we also understand the growth prospects of select technology companies. We'll continue to monitor investor expectations and look for attractive reward/risk opportunities.

Outlook
The Portfolio is invested in a diversified selection of common stocks augmented by a variety of fixed-income and convertible securities. This relatively stable asset mix is used to manage volatility and generate current income. The Portfolio's structure, as well as the individual securities held within it, remains well-positioned, we think, for a market that includes slowing earnings growth and historically high valuations. We continue to identify attractive reward/risk opportunities in selecting investments for the Portfolio.

/s/ Luther King

Luther King

/s/ Scot C. Hollmann

Scot C. Hollmann
Co-Portfolio Managers
Luther King Capital Management

Credit Quality of Bonds
(% of Net Assets)
AAA                                     11.3%
AA                                       4.4%
A                                        8.1%
BBB                                      6.8%
BB                                       0.6%
B                                        3.2%
All C's                                     -
NA                                          -
Not Rated                                   -

Five Largest Holdings (% of Net Assets)
Cardinal Health, Inc.                    1.8%
Sybron International Corp.               1.8%
Modis Professional Services, Inc.        1.7%
U.S. Treasury Notes 2-28-2002            1.7%
Proctor & Gamble Company                 1.6%

Top Five Industries (% of Net Assets)
Treasury Notes                          11.3%
Financial-Diversified                    5.7%
Insurance                                5.2%
Industrial-Diversified                   4.8%
Banks                                    4.5%

This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500 (3)                        $26,192
Class A (2)                        $17,331
LBIGCB (3)                         $14,030

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)                 7.43%    16.74%   12/2/94
Class A (2) (with sales load)                1.52%    15.07%   12/2/94
S&P 500 (3)                                 21.99%    27.87%   12/2/94
LBIGCB (3)                                   9.11%     9.03%   12/2/94
Composite Index (4)                         15.55%    18.45%   12/2/94
Class B (without sales load)                 6.74%    14.52%   10/1/95
Class B (2) (with sales load)                1.74%    14.03%   10/1/95
Class C                                      6.85%    16.12%   12/2/94
Notes
1    Strategic Total Return Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
Periods less than one year represent total return and are not annualized.
2    Strategic Total Return Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Strategic Total Return Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers
Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
4    The Composite Index reflects an equal blend of the two benchmark indices.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      2.7            6.2
Consumer Cyclical                   10.1            6.9
Consumer Non-Cyclical               19.8           18.2
Energy                               5.9            9.2
Financial                           19.5           19.3
Independent                          2.0            1.3
Industrial                          14.4           13.3
Technology                           4.8            5.6
Utilities                            7.5            5.7
Long-term U.S. Gov't                11.3           13.1
Short-term                           1.4            0.2


CDSC Charge
Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption. The charge declines to zero over a specified time, encouraging the buy and hold approach.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.


Tactical Asset Allocation Portfolio

Objective/Focus
Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Market Environment
For the stock market, it's been one of the more volatile years this decade. With worsening overseas economic conditions, an uncertain U.S. political situation, and sluggish corporate earnings growth, the market has gone through a rather pronounced corrective phase to say the least. Even after a healthy recovery in October, there are still more stocks in the S&P 500 with negative returns for the year than positive ones. And for large-cap investors, "value" stocks have significantly underperformed "growth" stocks.

Performance
In this environment, the Portfolio benefited from its below-neutral (less than 60%) allocation to stocks. For the year ended October 31, 1998, the Portfolio underperformed both of its benchmark indices. Please refer to page 19 for further information.

Strategy Review
Equity selection has been particularly crucial this period in determining total returns. In choosing stocks to include in the Portfolio, we have been emphasizing several distinct investment themes. First, we've increased the Portfolio's average market capitalization. It's evident now that a certain number of large-cap stocks are needed as a "foundation of stability" in the Portfolio, provided, of course, they meet our value criteria. With this in mind, we have added to our prominent positions in Philip Morris and AT&T. Secondly, we've continued to search for out-of-favor stocks with favorable operating fundamentals. We're finding a growing number of stocks that have been caught in the market's downturn, yet still have exciting business prospects. Our investment positions in the oil service industry would fit this profile. Third, we've reduced the Portfolio's international exposure, emphasizing instead companies with a domestic business profile. Given this, we have reduced our exposure to technology and basic materials, areas where results are dependent on falling commodity prices. Lastly, we are maintaining our commitment to "defensive" stocks. Recently, we've increased our exposure to real estate investment trusts, whose cheap valuations give the stocks solid potential, and whose potential high yields can provide current income and downside protection.

Outlook
Given the relatively poor aggregate valuations and the modest earnings growth thus far in 1998, our models are indicating a cautious near-term outlook. At the same time, inflation remains stable, and the Federal Reserve Board is lowering interest rates, all of which create a backdrop for potential stock market gains. Presented with the possibility for bullish as well as bearish scenarios, and the volatility that is created given these conflicting forces, a "neutral" allocation to stocks seems most appropriate.

Our stock selection process and asset allocation models have provided long-term investors with relatively stable returns that have been competitive with the market indices. We expect our approach to continue to reward investors, while providing the potential for downside protection in times of market instability.

/s/ John Riazzi

John Riazzi

/s/ Arvind Sachdeva

Arvind Sachdeva
Co-Portfolio Managers
Dean Investment Associates

Credit Quality
(% of Net Assets)
AAA                                     15.3%
AA                                       5.5%
A                                        5.4%
BBB                                         -
BB                                          -
B                                           -
All C's                                     -
NA                                          -
Not Rated                               10.9%

Five Largest Holdings (% of Net Assets)
Philip Morris Companies, Inc.            3.7%
U.S. Treasury Notes 10-15-2006           3.0%
U.S. Treasury Notes 2-15-2004            2.8%
U.S. Treasury Notes 8-15-2003            2.8%
E.I. Dupont de Nemours
   and Company 9-1-2002                  2.8%

Top Five Industries (% of Net Assets)
U.S. Government Agencies                18.4%
U.S. Government Securities              10.0%
Insurance                                8.5%
Broadcasting                             4.4%
Banks                                    4.3%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500 (3)                        $19,967
Class A (2)                        $13,686
LBIGCB (3)                         $12,548

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)                 7.25%    12.75%   10/1/95
Class A (2) (with sales load)                1.35%    10.71%   10/1/95
S&P 500 (3)                                 21.99%    25.92%   10/1/95
LBIGCB (3)                                   9.11%     7.46%   10/1/95
Composite Index (4)                         15.55%    16.69%   10/1/95
Class B (without sales load)                 6.56%    12.04%   10/1/95
Class B (2) (with sales load)                1.56%    11.52%   10/1/95
Class C                                      6.67%    12.15%   10/1/95
Notes
1    Tactical Asset Allocation Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
Periods less than one year represent total return and are not annualized.
2    Tactical Asset Allocation Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Tactical Asset Allocation Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's (S&P 500) Index and Lehman Brothers Intermediate
Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
4    The Composite Index reflects an equal blend of the two benchmark indices.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      4.1            8.2
Consumer Cyclical                   12.4           18.3
Consumer Non-Cyclical                2.6            0.0
Energy                               4.5            0.0
Financial                           25.7           25.3
Independent                          3.7            2.2
Industrial                           4.6            2.2
Technology                           6.5            9.0
Utilities                            6.0            7.9
Long-term U.S. Gov't                26.2           16.8
Short-term                           3.5            9.6

Asset Allocation Investing
Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.

Balanced Portfolio

Objective/Focus
Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

Market Environment
The period started out on an upbeat note, with benign inflation and low interest rates setting the stage for a strong market advance. By summer, however, a wave of bad news resulted in "flight to quality", moving everything from emerging market debt to blue-chip U.S. stocks considerably lower. This sell-off culminated on August 31st with a 517-point drop in the Dow Jones Industrial Average, the third-largest point drop ever. On the upside, the proceeds from these sales flowed into Treasuries, helping to drive the 30-year bond rate to near-record lows. These lower interest rates managed to provide some support for stocks of companies with strong, visible earnings growth.

Performance
Considering the market's erratic behavior, I am pleased with the performance of the Balanced Portfolio. In large part due to the ability of our positions to withstand the late summer sell-off, the Portfolio was split versus its two benchmark indices for the year ended October 31, 1998. Please see page 21 for additional details.

Strategy Review
The Portfolio benefited from our decision late last year to increase weighting in selected high-quality technology stocks, especially Microsoft, Cisco Systems and Dell Computer. Supported by their highly predictable earnings, dominant market presence and well-developed franchises, all of these companies have been strong performers. Our relative performance also benefited from the somewhat higher-than-normal cash position we carried into the market decline. This cash position not only served as a buffer, it provided the resources to build positions in great companies at substantial discounts.

Our cable positions also did a good job of withstanding recent market volatility. Time Warner, Comcast, and MediaOne Group were particularly strong performers. Pharmaceutical stocks, too, performed well. Pfizer and Warner-Lambert continue to produce and market successful products, supported by their focused R&D and sophisticated delivery channels. I am highly confident in these companies' earnings potential, and I continue to consider our pharmaceuticals holdings as key positions.

Among our fixed-income investments, we continued to benefit from our focus on credit quality, which led us into U.S. Treasury issues. Supported by falling interest rates and the global flight to quality, Treasuries were the best performing asset class for the final quarter. Early in the period, we lengthened the duration of our fixed-income positions to the ten-year range, which allowed us to capitalize on the prospects for low interest rates, low inflation and a steady economy.

Outlook
As always, we find it difficult to determine what the market might do. We remain confident, however, that the Portfolio is composed of great companies with strong, predictable earnings growth regardless of what the economy or broader market might do. We will continue to travel extensively, meeting with companies' management, trying to uncover the true story hidden behind the statistics and numbers.

/s/ Blaine Rollins

Blaine Rollins
Portfolio Manager
Janus Capital Corporation

Credit Quality of Bonds(% of Net Assets)
AAA                                     12.3%
AA                                       1.0%
A                                        2.5%
BBB                                      3.9%
BB                                       3.3%
B                                        9.1%
All C's                                     -
NA                                       2.3%
Not Rated                                0.7%

Five Largest Holdings (% of Net Assets)
Houston Industries, Inc.                 6.7%
U.S. Treasury Notes 5-15-2008            6.1%
Comcast Corp. Special Class A            4.1%
Dell Computer Corp.                      3.9%
MediaOne Group, Inc.                     2.9%

Top Five Industries (% of Net Assets)
U.S. Government Securities              12.3%
Communications                          11.7%
Broadcasting                            11.1%
Utilities-Electric                       6.7%
Entertainment                            6.4%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

S&P 500 (3)                        $26,192
Class A (2)                        $18,922
LBLGCB (3)                         $16,622
LBGCB (3)                          $14,719

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                        From Inception
                                            1 year Inception      Date
Class A (without sales load)                14.69%    19.39%   12/2/94
Class A (2) (with sales load)                8.38%    17.68%   12/2/94
S&P 500 (3)                                 21.99%    27.87%   12/2/94
LBLGCB (3)                                  12.98%    14.17%   12/2/94
LBGCB (3)                                   10.29%    10.37%   12/2/94
Composite Index (4)                         16.14%    19.12%   12/2/94
Class B (without sales load)                13.97%    18.85%   10/1/95
Class B (2) (with sales load)                8.97%    18.40%   10/1/95
Class C                                     14.08%    18.76%   12/2/94
Notes
1    Balanced Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Balanced Portfolio Class A shares performance reflects the maximum sales charge of 5.5%. Balanced Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers
Government/Corporate Bond (LBGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through the six months ended April 30, 1998, the Portfolio had selected the Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index as one of its benchmark measures; however, LBGCB values were inadvertently shown in reports. The LBGCB Index is more appropriate for comparisons to the Portfolio. Differences in the LBLGCB Index that was previously used and the LBGCB Index values for such periods were relatively insignificant (see above). Commencing with periods ended October 31, 1998, the Portfolio has changed its benchmark index from LBLGCB to LBGCB.
4    The Composite Index reflects an equal blend of the two benchmark indices, the S&P 500 and the LBGCB.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      0.6            1.6
Consumer Cyclical                   28.4           12.8
Consumer Non-Cyclical                5.3            3.4
Energy                               0.0            9.8
Financial                            9.4           20.6
Industrial                           1.7           10.4
Technology                          27.4            8.4
Utilities                            6.7            5.5
Long-term U.S. Gov't                12.3           23.7
Short-term                           7.9            2.3

Balanced Investing
The balanced style investor is one that keeps a consistent portion of their investments in capital appreciation securities such as stocks, as well as income producing securities such as bonds.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.

Flexible Income Portfolio

Objective/Focus
Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

Market Environment
Fixed-income markets started out the period on a relatively strong note, supported by robust U.S. economic growth, benign inflation, and low interest rates. They became increasingly volatile, however, in late summer as investors became more concerned over financial turmoil abroad, political uncertainty at home, and the prospects of weakening corporate earnings. The sell-off in the non-Treasury market reflected investors' reactions to a combination of factors, including widespread credit losses in Russia and the possibility of a global economic slowdown pulling the U.S. economy into recession. Worried investors were less willing to hold higher-yield corporate bonds and instead opted for the ultimate security of the U.S. Treasury market. While this influx of capital helped push the 30-year Treasury bond rate down to record lows, the rally in the Treasury market came at the expense of other fixed-income assets. As a result, yield spreads widened considerably.

Performance
During the period, many of our high-yield positions came under pressure in what can be characterized as one of the most difficult markets in years. As a result, we underperformed our benchmark index for the year ended October 31, 1998. This is illustrated in the Performance Table on the following page.

Strategy Review
The prospect of slowing corporate earnings was especially negative for the high-yield market, where bond prices are more sensitive to the economy. Consequently, our positions in companies such as Candescent Technologies and Star Markets declined. In response to this volatile market, we reduced our high-yield allocation to around 20%, about half its standard weighting. One high-yield position that did trade higher during the period was longtime holding Fred Meyer. The company, one of our highest quality holdings, is a consistently performing, publicly-traded grocery store chain with solid equity capitalization. Another strong position was Jones Intercable, which was effectively upgraded during the last quarter after being acquired by Comcast Corp., a higher-graded credit.

Overall, performance by our corporate positions was mixed while our Treasury holdings moved higher, which helped to offset losses in high-yield positions. During the period, we raised our cash holdings and added to Treasuries, focusing on ten-year maturities to capture the upside of a potential interest rate decline.

Outlook
We expect fixed-income markets to remain highly volatile. On the upside, I believe the risk of recession seems small. Moreover, we believe that interest rates may continue to trend lower, which could provide support for credit markets. Once the initial panic subsides, we believe that investors will start to move out of Treasuries and into other areas of the fixed-income market in pursuit of higher yields.

We believe that our remaining high-yield positions have strong upside potential. As market conditions stabilize, we will look for opportunities to raise our corporate bonds back to their standard level, selectively choosing positions with stable earnings potential and strong business fundamentals.

/s/ Ronald V. Speaker

Ronald V. Speaker
Portfolio Manager
Janus Capital Corporation

Credit Quality of Bonds(% of Net Assets)
AAA                                     20.8%
AA                                       3.7%
A                                       14.6%
BBB                                     12.9%
BB                                      12.8%
B                                       22.0%
All C's                                  1.8%
NA                                          -
Not Rated                                1.9%

Five Largest Holdings (% of Net Assets)
U.S. Treasury Notes 5-15-2008           12.4%
Time Warner, Inc. 8-15-2007              4.4%
U.S. Treasury Notes 5-15-2007            4.4%
Ford Motor Credit Co. 8-15-2008          4.1%
Marcus Cable Co. 10-1-2005               4.0%

Top Five Industries (% of Net Assets)
U.S. Government Securities              20.7%
Broadcasting                            13.2%
Communications                           7.6%
Industrial-Diversified                   6.5%
Banks                                    5.4%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices over the past 10-year period.

LBLGCB (3)                         $29,082
LBGCB (3)                          $24,017
Class A (2)                        $21,082

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                           From Inception
                               1 year  5 year 10 year Inception      Date
Class A (without sales load)    7.43%   7.25%   8.27%     8.45%   6/29/87
Class A (2) (with sales load)   2.32%   6.21%   7.74%     7.99%   6/29/87
LBLGCB (3)                     12.98%   8.33%       -    14.17%   6/29/87
LBGCB (3)                      10.29%   6.98%   9.16%    10.37%   6/29/87
Class B (without sales load)    6.74%       -       -     8.30%   10/1/95
Class B (2) (with sales load)   1.74%       -       -     7.75%   10/1/95
Class C                         6.84%   6.65%       -     6.71%   10/1/93
Notes
1    Flexible Income Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Flexible Income Portfolio Class A shares performance reflects the maximum sales charge of 4.75%. Flexible Income Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Lehman Brothers Government/Corporate Bond (LBGCB) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through the six months ended April 30, 1998, the Portfolio had selected the Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index as one of its benchmark measures; however, LBGCB values were inadvertently shown in reports. The LBGCB Index is more appropriate for comparisons to the Portfolio. Differences in the LBLGCB Index that was previously used and the LBGCB Index values for such periods were relatively insignificant (see above). Commencing with periods ended October 31, 1998, the Portfolio has changed its benchmark index from LBLGCB to LBGCB.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      0.0            3.1
Consumer Cyclical                   27.2           13.3
Consumer Non-Cyclical                7.2           12.5
Financial                           15.4           31.2
Industrial                           6.5           17.2
Technology                           9.4            9.0
Utilities                            3.3            2.6
Long-term U.S. Gov't                22.0            5.8
Short-term                           8.1            2.8

Credit Ratings
A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.

Income Plus Portfolio

Objective/Focus
High current income while avoiding excessive risk by investing primarily in fixed-income and dividend paying equity securities.

Market Environment
Many of the year's well-publicized events negatively affected the high-yield portion of the Portfolio, not the least of which was the Asian turmoil in late 1997. Initial cracks in the domestic high-yield market appeared when portfolio managers holding debt of Asian companies were forced to raise cash. These forced liquidations soon spilled over to emerging market debt and to our own high-yield market. Things took a further turn for the worse as the Russian economic woes began to impact the global markets near the end of the summer. All of this together led investors to re-evaluate the premiums received for investing in risky assets of all types, including emerging market debt, high-yield debt and some investment-grade corporate bonds.

Performance
In this environment, for the year ended October 31, 1998, the Income Plus Portfolio outperformed its benchmark index. Please see page 25 for more details.

Strategy Review
Near the end of the period, we experienced our first defaulted credit in some time when Golden Books Family Entertainment (formerly Western Publishing) missed an interest coupon payment. While the company had adequate liquidity to make the payment, their needs for the coming months were such that they took pre-emptive steps to conserve cash. Bondholders are currently in negotiations with the company to address the situation.

It was a tough environment even for the investment-grade portion of the Portfolio, given its average BBB rating. While this period's "flight to quality" dramatically increased demand for Treasuries and higher-rated corporates, it did so at the expense of BBB and lower-rated bonds. Our strategy to combat this phenomenon was to occasionally deploy cash into the Treasury market during periods where credit spreads were widening, thereby avoiding at least some of the underperformance of the triple-B market. With spreads now at the widest levels since the early part of the decade, the Portfolio is almost completely out of Treasuries and into corporates. If spreads begin to tighten as we anticipate, the BBB sector should outperform.

Outlook
Overall, the outlook for the Income Plus Portfolio appears favorable, though the market will not be without its challenges. At the least, we'll have to pay careful attention to the worldwide economic slowdown and its eventual impact on the U.S. While the consensus view is for substantial slowing of growth during 1999, the recent moves by the Federal Reserve Board suggest such thinking may be premature. More importantly, credit spreads already discount dire results for 1999 and anything short of such an outcome will present tremendous value in most credit sectors. Accordingly, we will remain alert to signals of something much worse than the consensus view-that is, recession-that would suggest a portfolio structure of much higher quality and longer duration. Until such time we will remain committed to being long on credit.

/s/ David R. Halfpap

David R. Halfpap

/s/ Bradley J. Beman

Bradley J. Beman

/s/ Craig M. Enright

Craig M. Enright
Co-Portfolio Managers
AEGON USA Investment Management, Inc.

Credit Quality of Bonds(% of Net Assets)
AAA                                         -
AA                                          -
A                                       17.9%
BBB                                     50.1%
BB                                       6.4%
B                                       11.4%
All C's                                     -
NA                                          -
Not Rated                                4.2%

Five Largest Holdings (% of Net Assets)
TCI Communications, Inc.                 4.5%
WorldCom, Inc. 8-15-2005                 4.3%
HSBC America Capital II 144A 5-15-2027   4.2%
Arvin Industries, Inc. 3-15-2008         4.1%
Ralston Purina Company 10-15-2009        4.1%

Top Five Industries (% of Net Assets)
Banks                                    8.3%
Retailers-Broadline                      7.2%
Financial-Diversified                    6.8%
Utilities-Electric                       5.7%
Savings & Loans                          5.5%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

MLHYM (3)                     $28,003
Class A (2)                   $24,352

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                           From Inception
                                1 year 5 year 10 year Inception      Date
Class A (without sales load)     3.54%  7.19%   9.84%    10.19%   6/14/85
Class A (2) (with sales load)  (1.38)%  6.16%   9.31%     9.79%   6/14/85
MLHYM (3)                        0.99%  8.71%  10.85%    11.47%   6/14/85
Class B (without sales load)     2.87%      -       -     7.62%   10/1/95
Class B (2) (with sales load)  (2.13)%      -       -     7.05%   10/1/95
Class C                          2.97%  6.49%       -     6.63%   10/1/93
Notes
1    Income Plus Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Income Plus Portfolio Class A shares performance reflects the maximum sales charge of 4.75%. Income Plus Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Sector as a Percentage of Net Assets
                                10/31/98       10/31/97
Basic Materials                      2.8            4.0
Consumer Cyclical                   25.1           26.5
Consumer Non-Cyclical               13.4            9.5
Energy                               4.3            4.5
Financial                           30.2           26.2
Industrial                           8.4           10.3
Technology                           5.6            5.2
Utilities                            8.4            7.2
Short-term                           0.8            4.7

Investment Grade or Junk?
Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk" bonds.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.

Tax-Exempt Portfolio

Objective/Focus
Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

Market Environment
The municipal bond market posted solid returns for the last twelve months, reflecting, for the most part, the substantial gain in Treasury prices. The move to lower interest rates was due to continued benign domestic inflation and supportive international bond markets. An acceleration of the trend in August and September was triggered by a flight-to-quality bid from investors, including foreigner investors who typically do not consider tax-advantaged municipals as a portfolio alternative. In addition, the low interest rates and a strong economy led to near-record levels of new issue municipal supply. As a result of these factors, municipal-to-Treasury yield ratios are at levels not seen since 1986. These historically attractive levels are providing relatively high taxable-equivalent yields on 30-year Aaa-rated general obligation bonds. We believe there is currently great value in this high-quality sector of the bond market.

Performance
The Tax-Exempt Portfolio's performance this year has approximated the average general municipal fund, although it modestly lagged its benchmark index for the year ended October 31, 1998. Please see the Performance Table on page 27 for further information.
Strategy Review
Overall, higher-rated municipal bonds performed better than lower-rated issues this period, mirroring the flight-to-quality of other credit related sectors. Our focus on high quality and longer maturity holdings for the Portfolio remains an appropriate strategy, we think, given the continued narrow yield spreads between Aaa and lower-rated issues. In addition, longer maturity obligations are benefiting from the rally in Treasuries and the relatively steep municipal yield curve.

While the duration of the Portfolio was generally longer than its benchmark throughout the period, we shortened it somewhat as the Treasury market rallied. The Portfolio's emphasis remained consistent on higher coupon, premium bonds for additional current income. While generally a sound strategy, the huge Treasury market rally resulted in many issues trading to their call dates rather than to maturity, taking away some of the potential price performance. Going forward, one of our strategies will be to shift the portfolio structure, with additional adjustments made to reduce call risk. The duration of the portfolio remains longer than the index due to expectations of an eventual resumption of the trend to lower rates, despite the latest pull-back in interest rates during October.

Outlook
For now, we continue to be modestly bullish on the bond market in general, and positive on the municipal market in particular. More importantly, though, the Tax-Exempt Portfolio has the flexibility to adjust quickly to any changes in our outlook.

/s/ Jarrell D. Frey

Jarrell D. Frey
Portfolio Manager
AEGON USA Investment Management, Inc.

Credit Quality of Bonds(% of Net Assets)
AAA                                     55.7%
AA                                      27.4%
A                                        4.3%
BBB                                         -
BB                                          -
B                                           -
All C's                                     -
NA                                          -
Not Rated                                8.5%

Regional Concentration (% of Net Assets)
Northeast                                8.4%
Midwest                                 44.5%
South                                   17.4%
West                                    27.6%


This graph compares the 10/31/98 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

LBGMB (3)                          $21,918
Class A (2)                        $18,792

Performance of Class B and C shares will differ from the performance shown in this chart for Class A Shares, based upon the different sales charges (loads) and fees paid by the shareholders investing in these classes.

Average Annual Total Returns For the Period Ended 10/31/98(1)

                                                           From Inception
                               1 year 5 year 10 year  Inception      Date
Class A (without sales load)    7.19%  5.87%   7.03%      8.15%    4/1/85
Class A (2) (with sales load)   2.10%  4.84%   6.51%      7.77%    4/1/85
LBGMB (3)                       8.02%  6.35%   8.16%      9.36%    4/1/85
Class B (without sales load)    6.50%      -       -      6.63%   10/1/95
Class B (2) (with sales load)   1.50%      -       -      6.06%   10/1/95
Class C                         6.92%  5.60%       -      5.57%   10/1/93
Notes
1    Tax-Exempt Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
2    Tax-Exempt Portfolio Class A shares performance reflects the maximum sales charge of 4.75%. Tax-Exempt Portfolio Class B shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
3    The Lehman Brothers General Municipal Bond (LBGMB) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

Investments by Region as a Percentage of Net Assets

                                10/31/98       10/31/97
General Obligation                  21.1           22.6
Revenue Bonds
  Education                         12.8           12.8
  Hospital                           4.3            4.2
  Industrial                        28.0           16.7
  Public Facilities                  4.0           16.1
  Transportation                     4.4            8.3
  Utilities                         23.3           18.0


General Obligation vs. Revenue Bonds
Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this Portfolio.



Preface to the Schedule of Investments
This schedule provides a complete listing of each Portfolio's holdings at period end.
For all Portfolios except International Equity, Global and Tax-Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically. International Equity and Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.
Tax-Exempt invests in municipal securities, which are more easily categorized by state. Within each state, securities are listed in descending market value. For relevance purposes, sectors and industries are not included as grouping levels for these three Portfolios.
Please refer to the graphics presented on these two pages for more detailed explanations.

{picture}

{picture}

{picture}

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are typically entered into to offset a purchase or sale of a non-U.S. security. Purchases and sales of non-U.S. securities are denominated in, and require settlement in the currency of their country of issue. FEC's facilitate this settlement requirement.

In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to your Portfolio's prospectus for specifics. Notional Amount refers to the quantity of foreign currency listed under Description. The U.S. dollar equivalent, as valued at period end, is listed under Value.

* Revenue Bond - issues backed by the ability of the issuer to earn income from a particular project.

* General Obligation Bond - issues backed by the full faith, credit and taxing power of the issuer.



October 31, 1998
SCHEDULE OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO
                                              Description           Shares
Value
COMMON STOCK  (89.5%)
 Consumer, Cyclical  (16.4%)
  Advertising  (0.8%)
                                  Outdoor Systems, Inc. *          22,400
$494,200

  Airlines  (0.5%)
                                            SkyWest, Inc.          13,100
330,775

  Broadcasting  (3.0%)
                             Capstar Broadcasting Corp. *          26,100
453,488
                     Clear Channel Communications, Inc. *          11,400
519,412
                            Comcast Corp. Special Class A          18,000
888,750

1,861,650
  Entertainment  (0.6%)
                                           Carnival Corp.          10,900
352,888

  Retailers - Broadline  (2.7%)
                                       Fred Meyer, Inc. *          13,300
709,056
                                    Wal-Mart Stores, Inc.          14,500
1,000,500

1,709,556
  Retailers - Drug Based  (3.3%)
                                    Cardinal Health, Inc.          18,200
1,721,038
                                           Rite Aid Corp.           8,100
321,468

2,042,506
  Retailers - Specialty  (5.5%)
                                         Home Depot, Inc.          41,900
1,822,650
                                          Staples, Inc. *          29,550
962,221
                                        Starbucks Corp. *          15,700
680,988

3,465,859
 Consumer, Non-Cyclical  (16.4%)
  Food Retailers  (1.5%)
                                          Safeway, Inc. *           7,200
344,250
                                     The Kroger Company *          11,200
621,600

965,850
  Healthcare  (0.5%)
                                         Allegiance Corp.           7,800
290,062

  Pharmaceuticals  (14.4%)
                       Bristol-Myers Squibb Company, Inc.          11,000
1,216,188
                                         Centocor, Inc. *           7,700
342,169
                                                CVS Corp.          11,900
543,680
                                           McKesson Corp.          11,900
916,300
                                             Pfizer, Inc.          16,600
1,781,388
                                    Schering Plough Corp.          19,600
2,016,350
                             Warner-Lambert Company, Inc.          28,000
2,194,500

9,010,575
 Financial  (10.4%)
  Banks  (4.4%)
                           Bank of New York Company, Inc.          23,500
741,719
                                        BankAmerica Corp.          15,200
873,050
                                        First Union Corp.           9,900
574,200
                                             U.S. Bancorp          14,900
543,850

2,732,819
  Diversified  (3.0%)
                                          Citigroup, Inc.          33,500
1,576,593
                            Household International, Inc.           9,000
329,063

1,905,656
  Insurance  (2.1%)
                       American International Group, Inc.          15,400
1,312,850

  Securities Brokers  (0.4%)
                                 Paine Webber Group, Inc.           6,600
220,688

  United States Government Agencies  (0.5%)
                         Federal Home Loan Mortgage Corp.           5,600
322,000


 Industrial  (6.2%)
  Diversified  (3.2%)
                                 Tyco International, Ltd.          32,502
$2,013,093

  Pollution Control  (2.4%)
                                   Waste Management, Inc.          34,025
1,535,378

  Railroads  (0.6%)
                    Kansas City Southern Industries, Inc.           9,300
359,213

 Technology  (37.0%)
  Advanced Medical Devices  (0.5%)
                                            Guidant Corp.           4,100
313,650

  Communications  (11.4%)
                                     America Online, Inc.          17,700
2,249,006
                           American Tower Corp. Class A *          13,000
284,375
                            Ascend Communications, Inc. *          31,900
1,537,181
                                    Cisco Systems, Inc. *          30,250
1,907,641
                                  Global Crossing, Ltd. *           8,800
250,800
                             Jacor Communications, Inc. *          16,200
891,000

7,120,003
  Computers  (10.2%)
                                   Citrix Systems, Inc. *          13,700
968,419
                                    Compaq Computer Corp.          21,000
664,125
                                    Dell Computer Corp. *          30,600
2,004,300
                                              EMC Corp. *          14,100
907,688
                    International Business Machines Corp.           6,200
920,312
                      Lexmark International Group, Inc. *           9,000
629,437
                                          Quantum Corp. *          18,200
318,500

6,412,781
  Industrial  (1.5%)
                                               IMS HEALTH          14,000
931,000

  Semiconductors  (6.7%)
                                              Intel Corp.          20,000
1,783,750
                                  Linear Technology Corp.          17,800
1,061,325
                                  Texas Instruments, Inc.          21,300
1,361,869

4,206,944
  Software  (6.7%)
                                        Compuware Corp. *          27,700
1,499,262
                                            HBO & Company          32,200
843,238
                                        Microsoft Corp. *          17,300
1,831,638

4,174,138
 Utilities  (3.1%)
  Telephone
                                     MCI WORLDCOM, Inc. *          34,700
1,917,174
Total Common Stock (cost $43,193,372)
56,001,308

CONVERTIBLE PREFERRED STOCK  (3.5%)
 Technology
  Diversified
                     Nokia Corp. OY ADR (cost $1,209,524)          23,300
2,168,357

                                              Description        Principal
Value
SHORT-TERM SECURITIES  (5.0%)
 Commercial Paper  (4.0%)
           General Electric Credit Corp. 5.130% 11-5-1998        $600,000
$599,658
          Merrill Lynch & Company, Inc. 5.250% 11-10-1998         300,000
299,606
                  Progress Capital Corp. 5.150% 11-3-1998       1,600,000
1,599,542

2,498,806
 Repurchase Agreements  (1.0%)
                            State Street Bank & Trust ***
             3.750% Repurchase Agreement dated 10-30-1998
               to be repurchased at $623,629 on 11-2-1998         623,434
623,434
Total Short-Term Securities (cost $3,122,240)                   3,122,240

Total Investments (98.0%) (cost $47,525,136)                   61,291,905
Other Assets In Excess of Liabilities (2.0%)                    1,257,949
Net Assets (100.0%)                                           $62,549,854




October 31, 1998
SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
                                              Description          Shares
Value
Australia  (1.1%)
 COMMON STOCK
                                Brambles Industries, Ltd.          2,375 $
52,045
                                   Coca-Cola Amatil, Ltd.          3,237
11,941
                                Coca-Cola Beverages PLC *          3,237
6,600

70,586

Austria  (0.2%)
 COMMON STOCK
                                        VA Technologie AG            147
13,643


Brazil  (0.7%)
 COMMON STOCK
           Telecomunicacoes Brasileiras Telebras SA ADR *            361
27,413
                       Telecomunicacoes de Sao Paulo SA *          8,268
1,372
          Telecomunicacoes do Rio de Janeiro Celular SA *        148,600
4,485
                    Unibanco de Bancos Brasileiros SA GDR            667
11,673

44,943

Canada  (0.1%)
 COMMON STOCK
                              Newcourt Credit Group, Inc.            272
8,952


Finland  (4.2%)
 COMMON STOCK  (1.2%)
                                             Merita, Ltd.          5,775
30,996
                                  Pohjola Insurance Group            180
7,371
                                  Sampo Insurance Company          1,201
37,483

75,850
 CONVERTIBLE PREFERRED STOCK  (3.0%)
                                  Nokia Corp. OY A Shares          2,158
196,689

272,539

France  (16.7%)
 COMMON STOCK
       Alcatel Alsthom Compagnie Generale d'Electricite *          2,530
63,113
                                                  AXA-UAP          1,310
148,284
                                     Cap Gemini Sogeti SA            520
78,262
                                             Carrefour SA             87
57,833
                                          Coflexip SA ADR            940
45,238
                                         Elf Aquitaine SA            562
65,134
    Equipements et Composants pour l'Industrie Automobile            230
43,736
 Etablissements Economiques du Casino Guichard-Perrachon SA        1,020
101,669
                                    Lyonnaise des Eaux SA            316
56,673
                      Michelin Generale de Etablissements            235
9,700
                                               Renault SA            922
39,469
                                Rhone-Poulenc Rorer, Inc.            882
40,380
                                             Schneider SA          1,530
90,951
                                         Societe Generale            649
85,980
                                                 Total SA          1,178
136,103
                                                 Valeo SA            437
37,887

1,100,412

Germany  (12.7%)
 COMMON STOCK  (12.6%)
                                                Adidas AG            497
60,397
                      Bayerische hypo-und Vereinsbank AG             757
60,414
                                           BHW Holding AG          2,240
36,566
                                         Commerzbank AG *             48
1,445
                                          Daimler-Benz AG            554
43,710
                                Fresenius Medical Care AG          1,648
74,727
                                             Mannesman AG          1,674
162,340
                    Muenchener Ruckversicherungs-Namen AG            129
58,797
           Muenchener Ruckversicherungs-Namen AG Warrants              4
172
                                              Preussag AG            382
142,037
Germany  (continued)
                                            SGL Carbon AG            690 $
54,024
                                                  VEBA AG          1,162
63,861
                                            Volkswagen AG            974
73,374

831,864
 NON-CONVERTIBLE PREFERRED STOCK  (0.1%)
                                Fresenius Medical Care AG            103
3,861

835,725

Greece  (0.2%)
 COMMON STOCK
                                 Alpha Credit Bank Rights            120
9,595
                           National Bank of Greece SA GDR            223
6,300

15,895
Hong Kong  (0.2%)
 COMMON STOCK
                             Giordano International, Ltd.         12,000
1,441
                        Johnson Electric Holdings, Ltd. *          4,600
10,691

12,132

Israel  (1.2%)
 COMMON STOCK
                                    ECI Telecom, Ltd. ADR          1,655
54,822
                 Teva Pharmaceutical Industries, Ltd. ADR            600
23,662

78,484
Italy  (6.8%)
 COMMON STOCK
                                         Banca Intesa SpA          6,096
30,834
                                                  ENI SpA          6,725
40,054
                                Industrie Natuzzi SpA ADR            448
8,148
               Istituto Nazionale delle Assicurazioni SpA          1,001
35,894
                                           Montedison SpA         37,653
37,285
                                               Saipem SpA         14,440
66,158
                                Telecom Italia Mobile SpA         15,471
89,925
                                       Telecom Italia SpA         13,291
72,627
                                  Unicredito Italiano SpA         12,663
68,072

448,997

Japan  (4.8%)
 COMMON STOCK
                              Alps Electric Company, Ltd.          1,000
13,789
                                              Canon, Inc.          3,000
56,867
                             East Japan Railway Company *              1
5,940
                          Fujisawa Pharmaceutical Company          1,000
11,820
                                               Inax Corp.          1,000
4,960
                                            Komatsu, Ltd.          1,000
5,416
                                        Kuraray Company *          1,000
10,686
                                     Mazda Motors Corp. *          1,000
3,740
                                    Minebea Company, Ltd.          1,000
9,413
                               Mitsubishi Materials Corp.          1,000
1,788
                                   Mitsui & Company, Ltd.          1,000
5,347
                             Mitsui Fudosan Company, Ltd.          1,000
6,654
                   Mitsui Mining & Smelting Company, Ltd.          1,000
4,548
                                          Nichiei Company            100
8,098
                                         Nintendo Company            100
8,476
                                       Nippon Steel Corp.          2,000
3,490
                       Nippon Telegraph & Telephone Corp.              1
7,840
                  NTT Data Communications Systems Corp. *             10
42,381
                            Olympus Optical Company, Ltd.          1,000
10,317
                                        Osaka Gas Company          2,000
6,430
                                    Promise Company, Ltd.            100
4,530
                                               Sanwa Bank          1,000
7,814
                                        Sapporo Breweries          1,000
4,092
                         Shin-Etsu Chemical Company, Ltd.          1,000
19,944
                                               Sony Corp.            600
38,169
                                               Toda Corp.          1,000
4,393
                                    Tohoku Electric Power            500
8,747

315,689

Mexico  (0.8%)
 COMMON STOCK
                                      Desc SA de C.V. ADR            630 $
11,891
                                               Gruma SA *          1,043
2,480
                               Grupo Carso SA de C.V. ADR          2,032
14,011
                         Grupo Financiero Bancomer SA ADR          2,232
9,128
                  Panamerican Beverages, Inc. ADR Class A            742
15,027

52,537

Netherlands  (6.2%)
 COMMON STOCK
                                            IHC Caland NV            925
41,885
                                             ING Groep NV          2,618
126,825
                              Ispat International NV NYRS            157
1,168
                                     Koninklijke Ahold NV            971
32,313
                                         Laurus NV Scrips          6,797  -
                                   Philips Electronics NV            719
38,298
                       Vendex International NV - Non-Food            971
24,456
                                                   VNU NV          2,281
78,963
                                        Wolters Kluwer NV            280
54,316

398,224

Philippines  (0.1%)
 COMMON STOCK
                                 San Miguel Corp. Class B          3,200
4,719


Portugal  (1.0%)
 COMMON STOCK
                             Banco Comercial Portugues SA          1,460
45,519
                                 Jeronimo Martins SGPS SA            439
18,939

64,458

South Africa  (0.0%)
 COMMON STOCK
                                             Barlow, Ltd.            530
2,504


South Korea  (0.1%)
 COMMON STOCK
                    Pohang Iron & Steel Company, Ltd. ADR            533
9,594


Spain  (4.3%)
 COMMON STOCK
             Argentaria Corporacion Bancaria de Espana SA          2,813
61,317
                                  Banco Bilbao Vizcaya SA          4,098
55,375
                                                ENDESA SA          2,370
59,836
                                                Repsol SA            729
36,655
                                  Telefonica de Espana SA          1,578
71,375

284,558

Sweden  (4.1%)
 COMMON STOCK
                                            Autoliv, Inc.          1,777
59,275
                                   Fastighets AB Balder *             75
702
                                               Hoganas AB          2,957
53,112
                                      Investor AB Class B             66
2,574
                                       Invik & Company AB            143
9,907
                           Kinnevik Investments AB B-Free            164
4,250
                  L.M. Ericsson Telephone Company Class B            590
13,322
                                      Netcom Systems AB *            667
25,073
              Societe Europeenne de Communication SA SDR
                                        Series A Voting *             16
74
              Societe Europeenne de Communication SA SDR
                                    Series B Non-Voting *            144
684
                                    Svenska Handelsbanken          2,365
99,673

268,646

Switzerland  (6.9%)
 COMMON STOCK
                                                   ABB AG             30 $
36,010
                                                Nestle SA             26
55,413
                                              Novartis AG             71
128,203
                                         Roche Holding AG              3
35,077
                                     Schindler Holding AG             44
59,685
                                Union Bank of Switzerland            150
41,238
                                       Zurich Allied AG *            166
101,101

456,727
Taiwan  (0.4%)
 COMMON STOCK
     Taiwan Semiconductor Manufacturing Company, Ltd. ADR          1,938
28,949

United Kingdom  (21.5%)
 COMMON STOCK
                                             Airtours PLC         10,313
58,594
                                                  BAA PLC          4,516
50,749
                                         Bank of Scotland          2,688
28,857
                                             Barclays PLC          2,358
50,589
                                                   BG PLC          4,111
27,106
                                    British Aerospace PLC          6,152
45,197
                                 British Land Company PLC          5,740
46,252
                                  British Petroleum Corp.          2,050
30,241
                           British Telecommunications PLC          3,570
46,660
                    Cable & Wireless Communications PLC *          4,745
35,694
                                     Commercial Union PLC          1,200
18,967
                                               Diageo PLC          3,980
42,960
                                    Electrocomponents PLC          4,715
31,187
                                                  FKI PLC          5,500
11,643
                             General Electric Company PLC          3,180
25,411
                                                  GKN PLC          1,740
20,893
                                       Glaxo Wellcome PLC          1,203
37,305
                                        Granada Group PLC          3,719
56,605
                               Great Universal Stores PLC          1,400
15,217
                                      Johnson Matthey PLC            350
1,971
                                Legal & General Group PLC          1,540
18,182
                                     Lloyds TSB Group PLC          3,780
46,748
                                          LucasVarity PLC         14,299
49,295
                                    Marks and Spencer PLC          2,170
16,088
                                      Railtrack Group PLC            893
23,866
                                   Reed International PLC          7,267
60,229
                               Rentokil Initial Group PLC          4,800
29,581
               Royal and Sun Alliance Insurance Group PLC          5,772
52,982
                                    Saatchi & Saatchi PLC          1,903
3,742
                                              Safeway PLC          4,455
22,199
                                        ScottishPower PLC          4,930
48,347
                                            Securicor PLC          4,400
32,381
                                           SEMA Group PLC          5,290
42,227
                                          Seven Trent PLC          1,821
31,480
                        Shell Transport & Trading Company          4,582
27,605
                                                Siebe PLC         23,101
96,166
                                           Somerfield PLC          1,537
9,916
                      Sun Life and Provincial Holding PLC          4,100
35,679
                                                Tesco PLC         13,860
37,865
                                       Vodafone Group PLC          1,522
20,313
                                         Zeneca Group PLC            679
26,101

1,413,090

United States  (4.5%)
 COMMON STOCK  (1.4%)
 Comverse Technology, Inc. *                         500         $23,000
 Pharmacia & Upjohn, Inc.                          1,325          70,142

93,142

 Description                                   Principal           Value
 SHORT-TERM SECURITIES  (3.1%)
 Repurchase Agreements
 State Street Bank & Trust ***
 3.750% Repurchase Agreement dated 10-30-1998
 to be repurchased at $202,094 on 11-2-1998     $202,031        $202,031

295,173

Total Investments (98.8%) (cost $6,229,816)                    6,497,176

UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
D                315,712   German Deutschemark 12-11-1998            Sell$
(1,006)
F                     1,048,093   French Franc 12-11-1998            Sell
646
J                    15,334,800   Japanese Yen 11-25-1998            Sell
(2,541)
Total Unrealized Net Loss on Forward Foreign
Currency Contracts                                                (2,901)

Other Assets In Excess of Liabilities (1.2%)                      81,587
Net Assets (100.0%)                                           $6,575,862



October 31, 1998
SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO
                                                 Description        Shares
Value
COMMON STOCK  (97.7%)
  Consumer, Cyclical  (26.7%)
                             Advertising  (3.9%)
                        HA-LO Industries, Inc. *                    9,255
$261,454
                         Outdoor Systems, Inc. *                   20,519
452,700
                   Snyder Communications, Inc. *                   11,780
420,399

1,134,553
                                Airlines  (1.5%)
                      Ryanair Holdings PLC ADR *                   14,628
427,869

                           Broadcasting  (11.7%)
                        Chancellor Media Corp. *                   20,125
772,297
            Clear Channel Communications, Inc. *                   16,715
761,577
                     Heftel Broadcasting Corp. *                   30,340
1,236,355
                Univision Communications, Inc. *                   20,386
601,387

3,371,616
                           Entertainment  (3.0%)
                           Premier Parks, Inc. *                   20,985
465,605
               SFX Entertainment, Inc. Class A *                   12,620
397,530

863,135
                             Restaurants  (6.6%)
                          J.D. Wetherspoon PLC +                  166,673
557,855
                              PizzaExpress PLC +                  106,920
1,359,872

1,917,727
  Consumer, Non-Cyclical  (24.7%)
                      Consumer Services  (11.3%)
                    Apollo Group, Inc. Class A *                   71,076
2,274,432
                ITT Educational Services, Inc. *                   26,910
798,891
               Robert Half International, Inc. *                    4,640
186,180

3,259,503
                        Medical Supplies  (2.4%)
                                Sepracor, Inc. *                   10,240
702,720

                        Pharmaceuticals  (11.0%)
                                       CVS Corp.                   20,410
932,482
                               MedImmune, Inc. *                   11,763
791,062
                                  Omnicare, Inc.                   34,115
1,179,100
                  Watson Pharmaceuticals, Inc. *                    4,985
277,290

3,179,934
  Financial  (9.2%)
                                   Banks  (5.9%)
                                M & T Bank Corp.                      470
234,295
                                 Star Banc Corp.                   12,480
943,800
                                U.S. Trust Corp.                    8,395
534,132

1,712,227
                             Diversified  (2.0%)
           HealthCare Financial Partners, Inc. *                   18,856
576,287

                      Securities Brokers  (1.3%)
                            Charles Schwab Corp.                    7,947
380,959

  Technology  (36.2%)
                Advanced Medical Devices  (4.3%)
                     Sofamor Danek Group, Inc. *                   12,140
1,233,728

                       Aerospace/Defense  (1.1%)
                        Orbital Sciences Corp. *                    9,925
327,525

                          Communications  (9.5%)
                 Adelphia Communications Corp. *                    5,185
195,086
                            America Online, Inc.                    4,650
590,841
              Crown Castle International Corp. *                   30,625
392,382
                    Jacor Communications, Inc. *                   23,180
1,274,900
                        Western Wireless Corp. *                   14,540
290,800

2,744,009

                               Computers  (6.0%)
                              Capita Group PLC +                   40,608
$409,444
                                   EQUANT NYRS *                    3,199
139,956
                                   Paychex, Inc.                   23,840
1,183,060

1,732,460
                             Diversified  (1.0%)
                                Uniphase Corp. *                    5,690
280,944

                          Semiconductors  (8.9%)
                   Vitesse Semiconductor Corp. *                   79,565
2,565,971

                                Software  (5.4%)
                                     Lycos, Inc.                    6,730
273,406
                          VERITAS Software Corp.                   25,745
1,287,250

1,560,656
  Utilities  (0.9%)
                                        Electric
                                 The AES Corp. *                    6,610
270,596

Total Common Stock (cost $24,677,263)                          28,242,419

                                     Description                 Principal
Value
SHORT-TERM SECURITIES  (4.7%)
  United States Government Agencies  (4.5%)
                Federal Home Loan Mortgage Corp.
                                5.400% 11-2-1998               $1,300,000
$1,299,805

  Repurchase Agreements  (0.2%)
                   State Street Bank & Trust ***
    3.750% Repurchase Agreement dated 10-30-1998
       to be repurchased at $65,527 on 11-2-1998                   65,507
65,507

Total Short-Term Securities (cost $1,365,312)                   1,365,312

Total Investments (102.4%) (cost $26,042,575)                  29,607,731


                                        Notional
                                          Amount
Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
B 119,972  British Pound 11-3-1998          Sell                    $(576)
B 192,000  British Pound 11-4-1998          Sell                   (5,781)
B 162,000  British Pound 11-4-1998           Buy                   (4,785)
B 112,000  British Pound 4-7-1999           Sell                    3,434
B 550,000  British Pound 4-7-1999           Sell                    8,310
Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                   602

Liabilities in Excess of Other Assets (-2.4%)                    (694,746)
Net Assets (100.0%)                                           $28,913,587


October 31, 1998
SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO
  Description                                      Shares           Value
Argentina  (0.4%)
 COMMON STOCK
  Disco SA ADR *                                   3,985          $58,530
  Telecom Arentina France SA ADR                  18,105          583,886
  Telefonica de Argentina SA ADR                  38,000        1,256,375

1,898,791

Austria  (0.2%)
 COMMON STOCK
  Bank Austria AG                                 18,708        1,019,282


Brazil  (0.3%)
 COMMON STOCK
  Telecomunicacoes Brasileiras Telebras SA ADR *  20,255        1,538,114


Chile  (0.2%)
 COMMON STOCK
  Compania de Telecomunicaciones de Chile SA ADR  46,470        1,019,436


Denmark  (0.3%)
 COMMON STOCK
  BG Bank A/S                                      8,267          479,540
  SAS Danmark                                     22,996          324,891
  Unidanmark A/S                                   7,318          558,235

1,362,666
Finland  (4.1%)
 COMMON STOCK  (1.0%)
  Raision Tehtaat OY                              96,278        1,301,442
  Sampo Insurance Company                         41,765        1,303,470
  Tieto Corp. OY                                  71,293        2,070,551

4,675,463
 CONVERTIBLE PREFERRED STOCK  (3.1%)
  Nokia Corp. OY A Shares                         80,365        7,324,789
  Nokia Corp. OY ADR                              79,025        7,354,264

14,679,053

19,354,516

France  (8.9%)
 COMMON STOCK
  Alcatel Alsthom Compagnie Generale d'Electricite 2,676          298,566
  Alcatel Alsthom Compagnie Generale
    d'Electricite ADR                             22,725          499,950
  Atos SA *                                       15,095        2,851,399
  Cap Gemini Sogeti SA                            43,309        6,518,207
  Cap Gemini Sogeti SA 144A                        4,895          736,720
  Castorama Dubois                                 4,033          720,386
  Compagnie Generale des Eaux                     34,786        7,956,639
  Elf Aquitaine SA                                 5,172          599,422
  EQUANT NYRS *                                   14,711          638,502
  Groupe Danone                                   15,347        4,063,580
  Lagardere Group SA                              32,743        1,319,635
  Lyonnaise des Eaux SA                           17,253        3,094,220
  Renault SA                                      74,262        3,179,024
  Rhone-Poulenc Rorer, Inc.                       57,629        2,638,386
  Sanofi SA *                                      8,530        1,337,618
  Societe Technip                                  4,227          430,471
  Total SA                                         5,091          588,200
  Valeo SA                                        11,885        1,030,405
  Valeo SA 144A                                   36,549        3,168,723

41,670,053
Germany  (5.4%)
 COMMON STOCK  (4.9%)
  Bayerische hypo-und Vereinsbank AG               5,469          436,462
  Deutsche Pfandbrief & Hypothekenbank AG         32,050        2,577,177
  Deutsche Telekom AG *                            6,165         $166,984
  ERGO Versicherungs Gruppe AG                     5,405          882,316
  Hoechst AG *                                    24,414        1,019,956
  Mannesman AG                                   130,141       12,620,685
  Marschollek, Lautenschlaeger und Partner AG      4,854        2,473,955
  Merck KGaA                                      20,623          841,628
  Muenchener Ruckversicherungs-Namen AG              138           62,576
  Muenchener Ruckversicherungs-Namen AG Warrants     138            5,924
  Porsche AG *                                       992        1,769,287
  VEBA AG                                          6,595          362,446

23,219,396
 NON-CONVERTIBLE PREFERRED STOCK  (0.5%)
  SAP AG Vorzug                                    4,995        2,434,081

25,653,477

Hong Kong  (0.1%)
 COMMON STOCK
  China Telecom, Ltd.                            110,000          206,663


India  (0.0%)
 COMMON STOCK
  East India Hotels, Ltd.                          4,700           24,440


Ireland  (0.7%)
 COMMON STOCK
  Elan Corp. PLC ADR *                            49,520        3,469,495


Italy  (2.9%)
 COMMON STOCK
  Banca Commerciale Italiana SpA                 383,715        2,374,486
  Banca di Roma *                              1,695,650        2,962,467
  Telecom Italia Mobile SpA                      609,209        3,541,004
  Telecom Italia SpA                             649,417        4,701,033

13,578,990

Japan  (7.6%)
 COMMON STOCK
  BRIDGESTONE Corp. *                             40,000          882,012
  Honda Motor Company, Ltd.                       51,000        1,534,494
  Ito-Yokado Company, Ltd.                        28,000        1,636,793
  Kao Corp.                                       79,000        1,602,751
  Kirin Brewery Company, Ltd.                    267,000        2,915,023
  Nippon Telegraph & Telephone Corp.                 588        4,609,981
  NTT Data Communications Systems Corp. *            630        2,670,019
  NTT Mobile Communications *                        261        9,446,035
  Rohm Company, Ltd.                              16,000        1,416,720
  Sony Corp.                                      51,700        3,288,889
  Takeda Chemical Industries, Ltd.               178,000        5,799,441

35,802,158

Mexico  (0.4%)
 COMMON STOCK
  Coca-Cola FEMSA SA de C.V. ADR                  34,035          561,578
  Grupo Televisa SA GDS *                         55,155        1,496,079

2,057,657

Netherlands  (5.8%)
 COMMON STOCK
  Akzo Nobel NV                                   42,817        1,665,781
  EQUANT NYRS *                                   28,393        1,242,194
  Getronics NV                                   118,805        4,934,027
  Koninklijke Ahold NV                            82,282        2,738,177
  Philips Electronics NV                          44,617        2,376,577
  Philips Electronics NV ADR                      47,356       $2,598,661
  Simac Techniek NV                               10,922        1,311,038
  Unilever NV CVA                                 27,197        2,019,990
  Wolters Kluwer NV                               43,793        8,495,292

27,381,737

Norway  (0.4%)
 COMMON STOCK
  Den Norske Bank                                 74,760          263,515
  EDB - Elektronisk Databehandling ASA           358,001        1,047,513
  Merkantildata A/S                               28,974          291,795
  SAS Norske ASA                                   7,325           76,760
  Storebrand ASA *                                28,128          220,112

1,899,695

Portugal  (0.2%)
 COMMON STOCK
  Cimpor Cimentos De Portugal                     21,594          743,364


Spain  (2.0%)
 COMMON STOCK
  Argentaria Corporacion Bancaria de Espana SA    77,632        1,692,213
  Banco Bilbao Vizcaya SA                         55,579          751,014
  Banco Central Hispanoamericano SA              111,450        1,232,521
  ENDESA SA                                       23,190          585,481
  Tele Pizza SA *                                189,466        1,549,576
  Telefonica de Espana SA                         52,446        2,372,211
  Telefonica SA                                    9,025        1,235,861

9,418,877

Sweden  (5.2%)
 COMMON STOCK
  Assa Abloy AB                                  182,248        7,271,682
  Astra AB Class A                                46,193          749,684
  Electrolux AB                                  287,708        4,337,121
  L.M. Ericsson Telephone Company Class B ADR     43,656          987,717
  L.M. Ericsson Telephone Company Class B          2,060           46,515
  Securitas AB                                   630,612        7,766,855
  Skandinaviska Enskilda Banken 'A'              119,237        1,208,509
  WM Data AB Class B                              53,531        1,950,453

24,318,536

Switzerland  (2.6%)
 COMMON STOCK
  Adecco SA ADR *                                    830          331,681
  Kuoni Reisen AG                                     99          354,592
  Nestle SA                                          192          409,206
  Schweizerische Lebensversicherungs
    und Rentenanstalt                              1,636          986,709
  Swisscom AG *                                   18,877        6,412,005
  Union Bank of Switzerland                        3,724        1,023,804
  Zurich Allied AG *                               4,646        2,829,614

12,347,611

United Kingdom  (11.3%)
 COMMON STOCK
  Allied-Domecq PLC                               43,163          395,116
  AMVESCAP PLC                                   132,034          997,629
  British Petroleum Corp.                         37,058          546,676
  Capita Group PLC                                57,387          578,624
  COLT Telecom Group PLC *                        75,204          951,455
  Compass Group PLC                              377,861        3,813,073
  Diageo PLC                                     112,421        1,213,481
  Electrocomponents PLC                           26,307          174,008
  Energis PLC *                                  277,335        3,759,373
  Glaxo Wellcome PLC                              71,914        2,230,050
  Hays PLC                                       337,967       $4,982,828
  JBA Holdings PLC                                51,853          242,973
  Lloyds TSB Group PLC                           361,576        4,471,670
  Logica PLC                                     189,633        6,402,552
  Misys PLC                                      238,467        1,664,141
  National Westminster Bank                        5,486           91,579
  Rentokil Initial Group PLC                   1,472,340        9,073,536
  Royal and Sun Alliance Insurance Group PLC      10,744           98,621
  Schroders PLC                                    7,403          137,641
  SEMA Group PLC                                 216,402        1,727,450
  Siebe PLC                                      871,886        3,629,514
  SmithKline Beecham PLC ADR                      31,450        2,004,938
  Tomkins PLC                                    278,282        1,283,017
  Vodafone Group PLC                              98,366        1,312,809
  Williams PLC                                   230,758        1,436,565
  WPP Group PLC                                    7,008           34,363

53,253,682

United States  (46.7%)
 COMMON STOCK  (23.1%)
  Airtouch Communications, Inc. *                 38,330        2,146,480
  American Home Products Corp.                    29,600        1,443,000
  Bristol-Myers Squibb Company, Inc.              26,250        2,902,265
  Carnival Corp.                                  15,870          513,791
  Cellular Communications International, Inc. *   10,477          651,211
  Cisco Systems, Inc. *                          230,495       14,521,185
  Clear Channel Communications, Inc. *            25,500        1,161,844
  Comcast Corp. Special Class A                  121,550        6,001,530
  Conoco, Inc. Class A *                          41,525        1,032,934
  Dell Computer Corp. *                           14,880          976,500
  Delta and Pine Land Company                     10,255          342,261
  Estee Lauder Companies, Inc. Class A            68,410        4,485,131
  Global TeleSystems Group, Inc. *                45,980        1,842,074
  Household International, Inc.                   32,595        1,191,755
  Intuit, Inc. *                                  38,555        1,947,028
  MCI WORLDCOM, Inc. *                            84,320        4,658,680
  MediaOne Group, Inc. *                          27,655        1,170,152
  Microsoft Corp. *                              109,120       11,553,080
  Monsanto Company                                11,445          464,953
  Newcourt Credit Group, Inc.                      6,730          221,249
  Pfizer, Inc.                                    28,590        3,068,064
  Pharmacia & Upjohn, Inc.                       126,285        6,685,212
  Pharmacia & Upjohn, Inc. ADR                     5,355          274,122
  Solutia, Inc.                                   15,495          339,922
  Tele Communications, Inc. Class A *            230,390        9,705,179
  Time Warner, Inc.                              100,670        9,343,434
  Tyco International, Ltd.                       203,239       12,588,116
  Warner-Lambert Company, Inc.                    94,186        7,381,828

108,612,980

  Description                                   Principal           Value
 SHORT-TERM SECURITIES  (23.6%)
  Federal Home Loan Bank
  5.350% 11-2-1998                           $25,000,000      $24,996,250
  Federal Home Loan Mortgage Corp.
  4.820% 2-2-1999                             25,000,000       24,692,055
  5.110% 11-2-1998                            20,000,000       19,968,772
  Household Finance Company
  5.720% 11-2-1998                            19,300,000       19,296,934
  Prudential Funding Corp.
  5.660% 11-2-1998                            22,000,000       21,996,541

110,950,552

219,563,532

Total Investments (105.7%) (cost $425,034,279)                497,582,772

  Notional
  Amount Description                                                 Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (-1.0%) @
B 29,227  British Pound 11-2-1998                    Sell             $65
B 38,802  British Pound 11-2-1998                    Sell              86
B 18,492  British Pound 11-2-1998                    Sell              41
B 15,648  British Pound 11-3-1998                    Sell             (75)
B 37,312  British Pound 11-3-1998                    Sell            (179)
B 53,736  British Pound 11-3-1998                    Sell            (258)
B 19,318  British Pound 11-3-1998                    Sell             (93)
B 29,047  British Pound 11-3-1998                    Sell            (139)
B 47,983  British Pound 11-4-1998                    Sell             116
B 13,652  British Pound 11-4-1998                    Sell              33
B 130,328  British Pound 11-4-1998                   Sell             315
B 11,104  British Pound 11-4-1998                    Sell              27
B 10,013  British Pound 11-5-1998                    Sell               9
B 40,071  British Pound 11-5-1998                    Sell              37
B 51,195  British Pound 11-5-1998                    Sell              47
B 8,432  British Pound 11-5-1998                     Sell               8
B 9,710,000  British Pound 11-6-1998                 Sell        (412,251)
B 1,200,000  British Pound 11-27-1998                Sell         (54,390)
B 10,990,000  British Pound 4-7-1999                 Sell         166,044
D 10,698  German Deutschemark 11-2-1998              Sell              (4)
D 6,300,000  German Deutschemark 11-4-1998           Sell        (265,027)
D 1,000,000  German Deutschemark 11-4-1998            Buy           4,320
D 23,700,000  German Deutschemark 12-2-1998          Sell        (994,248)
D 10,600,000  German Deutschemark 12-2-1998           Buy         (24,356)
F 158,767  French Franc 11-30-1998                    Buy               8
F 248,173  French Franc 11-30-1998                   Sell             (37)
F 379,866  French Franc 11-30-1998                   Sell             (57)
F 93,942  French Franc 11-30-1998                    Sell              19
F 238,802  French Franc 11-30-1998                   Sell              64
F 312,971  French Franc 11-30-1998                   Sell              84
G 4,506  Dutch Guilder 11-2-1998                     Sell              (1)
G 100,236  Dutch Guilder 11-2-1998                    Buy              16
G 364,145  Dutch Guilder 11-3-1998                   Sell              42
G 9,965  Dutch Guilder 11-3-1998                     Sell               1
G 8,300,000  Dutch Guilder 11-12-1998                Sell        (275,891)
G 20,700,000  Dutch Guilder 11-12-1998               Sell        (787,873)
G 9,000,000  Dutch Guilder 11-12-1998                 Buy         108,748
G 2,000,000  Dutch Guilder 11-12-1998                 Buy          18,809
G 11,500,000  Dutch Guilder 11-12-1998                Buy         133,104
G 2,000,000  Dutch Guilder 11-27-1998                Sell         (81,333)
G 4,300,000  Dutch Guilder 12-2-1998                 Sell        (158,488)
H 956,446  Hong Kong Dollar 11-2-1998                 Buy              45
J 260,000,000  Japanese Yen 11-4-1998                Sell        (177,213)
J 91,000,000  Japanese Yen 11-4-1998                 Sell         (93,708)
J 200,000,000  Japanese Yen 11-4-1998                Sell        (284,374)
J 110,000,000  Japanese Yen 11-4-1998                Sell        (170,921)
J 100,000,000  Japanese Yen 11-4-1998                 Buy           3,029
J 561,000,000  Japanese Yen 11-4-1998                 Buy           5,208
J 140,000,000  Japanese Yen 11-19-1998               Sell        (185,888)
J 1,000,000,000  Japanese Yen 12-2-1998              Sell      (1,599,292)
J 550,000,000  Japanese Yen 12-2-1998                 Buy         640,095
J 800,000,000  Japanese Yen 2-12-1999                Sell         (77,388)
J 350,000,000  Japanese Yen 2-12-1999                Sell         (46,722)
J 109,000,000  Japanese Yen 2-12-1999                Sell         (15,242)
J 561,000,000  Japanese Yen 4-8-1999                 Sell         (15,693)
J 850,000,000  Japanese Yen 4-21-1999                Sell          99,957
K 9,900,000  Swedish Krona 11-6-1998                 Sell         (19,732)
K 5,000,000  Swedish Krona 11-19-1998                Sell         (23,065)
K 22,600,000  Swedish Krona 4-7-1999                 Sell         (91,004)
N 43,968  Norwegian Krone 11-2-1998                  Sell            $(50)
N 412,109  Norwegian Krone 11-3-1998                 Sell            (238)
N 1,876,848  Norwegian Krone 11-3-1998               Sell          (1,083)
P 30,919,369  Spanish Peseta 11-3-1998               Sell             (53)
P 31,473,215  Spanish Peseta 11-3-1998               Sell               5
S 2,500,000  Swiss Franc 11-4-1998                   Sell        (118,603)
S 1,100,000  Swiss Franc 11-4-1998                    Buy           2,989
Total Unrealized Net Loss on Forward Foreign
Currency Contracts                                             (4,791,598)

Liabilities in Excess of Other Assets (-4.7%)                 (22,158,821)
Net Assets (100.0%)                                          $470,632,353


October 31, 1998
SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO
                                              Description           Shares
Value
COMMON STOCK  (77.2%)
 Consumer, Cyclical  (4.5%)
  Broadcasting  (1.7%)
                                        Time Warner, Inc.         313,640
$29,109,713

  Retailers - Broadline  (1.9%)
                                   Price / Costco, Inc. *         556,095
31,558,391

  Retailers - Specialty  (0.9%)
                                        Starbucks Corp. *         356,235
15,451,693

  Toys  (0.0%)
                                             Mattel, Inc.          15,330
549,964

 Consumer, Non-Cyclical  (26.2%)
  Beverages  (1.3%)
                                        Coca-Cola Company         316,850
21,426,981

  Consumer Services  (0.0%)
                                         META Group, Inc.          14,287
342,888

  Food Retailers  (2.6%)
                                          Safeway, Inc. *         894,850
42,785,016

  Medical Supplies  (1.3%)
                             American Home Products Corp.         462,540
22,548,825

  Pharmaceuticals  (21.0%)
                                     Astra AB Class A ADR          40,335
663,007
                                       Astra AB Class A +         542,442
8,803,504
                       Bristol-Myers Squibb Company, Inc.         302,517
33,447,036
                                    Eli Lilly and Company         861,225
69,705,398
                                             Pfizer, Inc.         919,250
98,647,015
                                 SmithKline Beecham PLC +       1,250,555
15,413,500
                               SmithKline Beecham PLC ADR         424,640
27,070,800
                             Warner-Lambert Company, Inc.       1,234,125
96,724,547

350,474,807
 Financial  (4.4%)
  Banks  (1.7%)
                           Banca Commerciale Italiana SpA       4,621,365
28,597,695

  Diversified  (2.7%)
                                 American Express Company         401,850
35,513,494
                    Grupo Financiero Inbursa SA Class B +         514,375
903,163
                            Household International, Inc.         238,300
8,712,844

45,129,501
 Industrial  (4.9%)
  Electronic Components and Equipment  (0.0%)
                                      JDS Fitel, Inc. + *          25,421
378,348

  Diversified  (4.9%)
                                 General Electric Company         862,850
75,499,375
                                         Monsanto Company         145,735
5,920,484

81,419,859
 Technology  (36.8%)
  Advanced Medical Devices  (0.0%)
                                    Photoelectron Corp. *          43,150
277,778

  Communications  (11.8%)
                                     America Online, Inc.         672,930
$85,504,168
                            Ascend Communications, Inc. *          10,065
485,007
                                               AT&T Corp.         203,000
12,636,750
                                    Cisco Systems, Inc. *         845,433
53,315,119
                           Concord Communications, Inc. *           6,095
223,991
                                Lucent Technologies, Inc.         362,770
29,089,619
                                                TEKELEC *           8,035
143,626
                                          Tellabs, Inc. *         293,145
16,104,653
                                             ViaSat, Inc.          14,000
153,125

197,656,059
  Computers  (13.1%)
                                   Citrix Systems, Inc. *           2,810
198,632
                                    Dell Computer Corp. *       3,288,560
215,400,680
                                              EMC Corp. *          12,040
775,075
                                  Hewlett-Packard Company           2,015
121,278
                    International Business Machines Corp.           4,950
734,766
                                 Sun Microsystems, Inc. *          14,895
866,703

218,097,133
  Diversified  (0.1%)
                           Level 3 Communications, Inc. *          12,150
395,634
                                         Uniphase Corp. *          15,405
760,622
                                 Newbridge Networks Corp.           8,040
164,820

1,321,076

  Semiconductors  (3.5%)
                                Micron Technology, Inc. *          13,005
494,190
                                     PMC - Sierra, Inc. *           8,715
391,086
                                  Texas Instruments, Inc.         900,400
57,569,325
                            Vitesse Semiconductor Corp. *          11,200
361,200

58,815,801
  Software  (8.3%)
                                     BMC Software, Inc. *          22,365
1,073,520
                             Cadence Design Systems, Inc.          44,180
944,348
                                        Compuware Corp. *           8,600
465,475
                                           Intuit, Inc. *           2,415
121,354
                                 J.D. Edwards & Company *         284,410
9,243,325
                                   Legato Systems, Inc. *           9,220
359,580
                                        Microsoft Corp. *       1,163,000
123,132,624
                                               SAP AG ADR           2,010
84,797
                                            Sapient Corp.          22,215
999,675
                                   VERITAS Software Corp.          39,730
1,986,500
                                              Visio Corp.          15,290
409,008
                                      Whittman-Hart, Inc.          22,200
441,225

139,261,431
 Utilities  (0.4%)
  Telephone
                                     MCI WORLDCOM, Inc. *         121,905
6,735,251

Total Common Stock (cost $592,568,960)
1,291,938,210

CONVERTIBLE PREFERRED STOCK  (6.1%)
 Technology
  Diversified
                    Nokia Corp. OY ADR (cost $38,705,587)       1,095,950
101,991,847

NON-CONVERTIBLE PREFERRED STOCK  (0.1%)
 Technology
  Software
                          SAP AG Vorzug + (cost $768,003)           1,835
894,202

 Description                                   Principal            Value
NON-CONVERTIBLE CORPORATE BONDS  (0.0%)
 Consumer, Cyclical  (0.0%)
Casinos
Venetian Casino 12.250% 11-15-2004              $200,000         $178,000

 Technology  (0.0%)
Communications
Lernout & Hauspie Speech Products NV ADR
8.000% 11-15-2001                                101,700          408,325

Total Non-Convertible Corporate Bonds (cost $301,700)             586,325

SHORT-TERM SECURITIES  (16.1%)
United States Government Agencies  (10.4%)
Federal Home Loan Bank
5.000% 1-19-1999                              50,000,000       49,451,388
Federal Home Loan Mortgage Corp.
4.800% 2-1-1999                               50,000,000       49,386,667
5.100% 11-13-1998                             25,000,000       24,957,500
5.250% 12-22-1998                             25,000,000       24,814,063
Federal National Mortgage Association
5.290% 11-17-1998                             25,000,000       24,941,222

173,550,840

 Commercial Paper  (5.7%)
Coca Cola Enterprises, Inc.
 4.970% 12-4-1998                             35,000,000       34,840,546
Household Finance Company
5.720% 11-2-1998                              60,200,000       60,190,435

95,030,981

 Repurchase Agreements  (0.0%)
State Street Bank & Trust ***
3.750% Repurchase Agreement dated 10-30-1998
to be repurchased at $80,133 on 11-2-1998         80,108           80,108

Total Short-Term Securities (cost $268,661,929)               268,661,929

Total Investments (99.5%) (cost $901,006,179)               1,664,072,513

  Notional
  Amount  Description                                                Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
B                    14,300,000  British Pound 11-27-1998             Sell
$(648,152)
B                     1,500,000  British Pound 11-27-1998             Sell
7,357
B                     3,500,000  British Pound 11-27-1998              Buy
(4,286)
B                     1,300,000  British Pound 11-27-1998              Buy
(34,092)
B                       2,500,000  British Pound 4-7-1999             Sell
66,272
D                   150,000  German Deutschmark 11-4-1998             Sell
(6,281)
D                   300,000  German Deutschmark 11-4-1998             Sell
(12,471)
D                   150,000  German Deutschmark 11-4-1998             Sell
(6,306)
D                    75,000  German Deutschmark 11-4-1998             Sell
580
D                   150,000  German Deutschmark 11-4-1998              Buy
4,547
D                    75,000  German Deutschmark 11-4-1998              Buy
841
D                    50,000  German Deutschmark 11-4-1998              Buy
(180)
D                   100,000  German Deutschmark 11-4-1998              Buy
(504)
D                  150,000  German Deutschmark 11-12-1998             Sell
(6,542)
D                  258,000  German Deutschmark 11-12-1998             Sell
(11,762)
D                  150,000  German Deutschmark 11-12-1998             Sell
(3,530)
D                  150,000  German Deutschmark 11-12-1998              Buy
702
D                  100,000  German Deutschmark 11-12-1998              Buy
5,462
D                   50,000  German Deutschmark 11-12-1998              Buy
2,593
D                  100,000  German Deutschmark 11-12-1998              Buy
4,145
D                  100,000  German Deutschmark 11-12-1998              Buy
3,659
D                   58,000  German Deutschmark 11-12-1998              Buy
2,318
D                  222,000  German Deutschmark 11-19-1998             Sell
(8,957)
D                  102,000  German Deutschmark 11-19-1998              Buy
4,839
D                  120,000  German Deutschmark 11-19-1998              Buy
1,914
D                  100,000  German Deutschmark 11-27-1998             Sell
(4,045)
D                  100,000  German Deutschmark 11-27-1998              Buy
1,689
D                   350,000  German Deutschmark 1-26-1999             Sell
2,970
D                    80,000  German Deutschmark 1-26-1999             Sell
976
Total Unrealized Net Loss on Forward Foreign
Currency Contracts                                               (636,244)

Other Assets In Excess of Liabilities (0.5%)                    9,156,562
Net Assets (100.0%)                                        $1,672,592,831



October 31, 1998
SCHEDULE OF INVESTMENTS
C.A.S.E. PORTFOLIO
                                              Description           Shares
Value
COMMON STOCK  (96.0%)
 Consumer, Cyclical  (22.5%)
  Airlines  (2.0%)
                                                UAL Corp.           2,300
$149,356

  Clothing/Fabric  (2.3%)
                                   Tommy Hilfiger Corp. *           3,800
176,463

  Footwear  (3.9%)
                                          GENESCO, Inc. *          50,100
300,600

  Lodging  (1.2%)
                                Prime Hospitality Corp. *          10,300
93,988

  Retailers - Apparel  (8.5%)
                                    Claire's Stores, Inc.          12,700
215,106
                                Jones Apparel Group, Inc.          13,000
224,250
                                        Ross Stores, Inc.           6,400
208,000

647,356
  Retailers - Broadline  (3.2%)
                                            Kmart Corp. *          17,000
240,125

  Retailers - Specialty  (1.4%)
                                          CompUSA, Inc. *           7,800
108,225

 Consumer, Non-Cyclical  (12.0%)
  Cosmetics  (1.9%)
                                     The Gillette Company           3,200
143,800

  Healthcare  (1.5%)
                                         NovaCare, Inc. *          28,000
115,500

  Medical Supplies  (2.3%)
                                      Respironics, Inc. *          11,300
174,444

  Pharmaceuticals  (6.3%)
                       Bristol-Myers Squibb Company, Inc.           2,500
276,406
                                  Merck and Company, Inc.           1,500
202,875

479,281
 Energy  (5.5%)
  Oil Drilling  (1.4%)
                          Diamond Offshore Drilling, Inc.           1,800
55,238
                                    Global Marine, Inc. *           4,300
53,212

108,450
  Oilfield Equipment and Services  (4.1%)
                                         Pennzoil Company           2,200
78,925
                                      SEACOR SMIT, Inc. *           2,500
119,531
                                          Tidewater, Inc.           2,800
79,275
                            Trico Marine Services, Inc. *           4,400
31,350

309,081
 Financial  (6.3%)
  Banks  (2.0%)
                                        BankAmerica Corp.           2,600
149,338

  Diversified  (2.8%)
                                          Citigroup, Inc.           2,700
127,069
                                  Washington Mutual, Inc.           2,250
84,234

211,303
  Insurance  (0.9%)
                                    CMAC Investment Corp.           1,600
67,000

  Securities Brokers  (0.6%)
                            Lehman Brothers Holding, Inc.           1,300
49,319

 Independent  (1.6%)
  Conglomerate
                                    U.S. Industries, Inc.           7,400
120,713

 Industrial  (14.5%)
  Air Freight  (2.1%)
                                              FDX Corp. *           3,000
$157,688

  Electronic Components and Equipment  (2.1%)
                                Arrow Electronics, Inc. *           7,500
163,594

  Diversified  (2.3%)
                                 General Electric Company           2,000
175,000

  Marine Transport  (1.4%)
                              Halter Marine Group, Inc. *          12,600
108,675

  Other Industrial Services  (3.4%)
                                CalEnergy Company, Inc. *           5,100
139,613
                             United States Filter Corp. *           5,700
120,768

260,381
  Trucking  (3.2%)
                                      USFreightways, Inc.           5,100
127,819
                                           Yellow Corp. *           7,200
115,650

243,469
 Technology  (33.6%)
  Aerospace/Defense  (2.4%)
                                       The Boeing Company           5,000
187,500

  Communications  (13.0%)
                           ADC Telecommunications, Inc. *          10,500
241,500
                                               AT&T Corp.           3,700
230,325
                               Northern Telecom, Ltd. ADR           5,700
244,031
                                          Tellabs, Inc. *           5,000
275,000

990,856
  Computers  (3.8%)
                                             3COM Corp. *           3,000
108,188
                               Storage Technology Corp. *           5,400
180,562

288,750
  Diversified  (2.4%)
                                            Ciena Corp. *           5,000
85,938
                                           Inacom Corp. *           4,900
94,937

180,875
  Semiconductors  (1.9%)
                                              Intel Corp.           1,600
142,697

  Software  (10.1%)
                                     BMC Software, Inc. *           3,400
163,413
                                        Microsoft Corp. *           2,500
264,688
                                   Oracle Systems Corp. *           5,000
147,812
                     Structural Dynamics Research Corp. *           4,600
66,125
                                         Symantec Corp. *           8,000
128,000

770,038

Total Common Stock (cost $8,770,959)                            7,313,865

                                              Description        Principal
Value

SHORT-TERM SECURITIES  (3.8%)
 Repurchase Agreements
 State Street Bank & Trust ***
3.750% Repurchase Agreement dated 10-30-1998 to be
repurchased at $290,598 on 11-2-1998 (cost $290,507)$290,507     $290,507


Total Investments (99.8%) (cost $9,061,466)                     7,604,372
Other Assets In Excess of Liabilities (0.2%)                       18,197
Net Assets (100.0%)                                            $7,622,569



 October 31, 1998
 SCHEDULE OF INVESTMENTS
 VALUE EQUITY PORTFOLIO
                                              Description           Shares
Value
 COMMON STOCK  (78.8%)
 Basic Materials  (6.1%)
  Chemicals  (5.0%)
                           Air Products & Chemicals, Inc.           4,400
$166,100
                      E.I. du Pont de Nemours and Company           2,200
126,500
                               Morton International, Inc.           8,500
211,438
                                            Praxair, Inc.           6,000
241,500

745,538
  Forest Products  (0.5%)
                             Champion International Corp.           2,600
83,038

  Steel  (0.6%)
                               USX - US Steel Group, Inc.           4,000
93,000

 Consumer, Cyclical  (6.6%)
  Airlines  (1.4%)
                                    Delta Air Lines, Inc.           2,000
211,125

  Broadcasting  (2.0%)
                                        Time Warner, Inc.           3,200
297,000

  Retailers - Apparel  (1.4%)
                      Federated Department Stores, Inc. *           5,400
207,563

  Retailers - Specialty  (1.8%)
                                 American Greetings Corp.           6,700
268,837

 Consumer, Non-Cyclical  (1.3%)
  Healthcare
                          Columbia / HCA Healthcare Corp.           9,700
203,700

 Energy  (15.1%)
  Oil Companies - Major  (3.1%)
                                   Conoco, Inc. Class A *           7,500
186,563
                                        The Coastal Corp.           4,500
158,625
                      Union Pacific Resources Group, Inc.          10,000
130,000

475,188
  Oil Companies - Secondary  (1.7%)
                                     Ocean Energy, Inc. *          20,540
256,750

  Oil Drilling  (5.1%)
                                   Noble Affiliates, Inc.           3,400
111,350
                                   Noble Drilling Corp. *          11,900
204,531
                                     R & B Falcon Corp. *           8,332
113,003
                             Santa Fe International Corp.           8,600
158,563
                                Transocean Offshore, Inc.           4,800
177,300

764,747
  Oilfield Equipment and Services  (5.2%)
                                  B.J. Services Company *           4,400
89,925
                                      Halliburton Company           8,600
309,063
                                          Tidewater, Inc.           3,700
104,756
                        Weatherford International, Inc. *          10,000
271,875

775,619
 Financial  (22.2%)
  Banks  (11.9%)
                                           Bank One Corp.           7,000
342,125
                                        BankAmerica Corp.           3,394
194,943
                                    Chase Manhattan Corp.           4,400
249,975
                                        First Union Corp.           7,600
440,800
                                      National City Corp.           2,300
147,919
                                            Norwest Corp.          11,300
420,218

1,795,980
  Diversified  (0.6%)
                            Household International, Inc.           2,400
87,750


  Insurance  (8.8%)
                                              Aetna, Inc.           4,600
$343,275
                                           Allstate Corp.           5,200
223,925
                                              Loews Corp.           6,400
601,200
                Travelers Property Casualty Corp. Class A           5,000
153,438

1,321,838
  Securities Brokers  (0.9%)
                             Bear Stearns Companies, Inc.           3,700
132,044

 Independent  (6.6%)
  Conglomerates
                                     Fortune Brands, Inc.          12,000
396,750
                            Philip Morris Companies, Inc.          11,700
598,163

994,913
 Industrial  (13.2%)
  Electronic Components and Equipment  (4.9%)
                                 Emerson Electric Company           3,100
204,600
                                     Thomas & Betts Corp.           3,900
174,281
                                     W. W. Grainger, Inc.           3,800
175,038
                                 York International Corp.           4,700
176,837

730,756
  Heavy Construction  (7.5%)
                                               Case Corp.           6,100
134,200
                                        Caterpillar, Inc.           9,100
409,500
                                          Deere & Company           8,500
300,688
                                   Ingersoll-Rand Company           5,700
287,850

1,132,238
  Diversified  (0.8%)
                                  Cooper Industries, Inc.           2,800
123,550

 Technology  (7.7%)
  Aerospace/Defense  (1.8%)
                                          Sunstrand Corp.           5,900
276,930

  Communications  (2.6%)
                                   MediaOne Group, Inc. *           9,400
397,737

  Office Equipment  (1.1%)
                                              Xerox Corp.           1,700
164,687

  Semiconductors  (2.2%)
                                  Texas Instruments, Inc.           5,200
332,474

 Total Common Stock (cost $12,698,728)                         11,873,002

                                              Description        Principal
Value
 SHORT-TERM SECURITIES  (21.0%)
 United States Government Securities  (16.4%)
                                           Treasury Bills
  4.790% 12-10-1998                           $1,000,000         $994,811
  4.651% 3-25-1999                             1,500,000        1,472,340

2,467,151

 Other Short-Term Securities  (4.6%)
                                   SSgA Money Market Fund
  7-day yield of 4.950%                          692,000          692,000

 Total Short-Term Securities (cost $3,159,151)                  3,159,151

 Total Investments (99.8%) (cost $15,857,879)                  15,032,153
 Other Assets In Excess of Liabilities (0.2%)                      35,396
 Net Assets (100.0%)                                          $15,067,549



 October 31, 1998
 SCHEDULE OF INVESTMENTS
 STRATEGIC TOTAL RETURN PORTFOLIO
                                              Description           Shares
Value
 COMMON STOCK  (61.6%)
 Basic Materials  (2.7%)
  Chemicals  (0.9%)
                      E.I. du Pont de Nemours and Company           7,300
$419,750

  Paper Products  (1.8%)
                                     Kimberly-Clark Corp.          11,000
530,750
                                          St. Joe Company          15,000
359,063

889,813
 Consumer, Cyclical  (7.0%)
  Advertising  (1.5%)
                                        Harte-Hanks, Inc.          31,000
753,688

  Broadcasting  (0.8%)
                                              CBS Corp. *          13,200
368,775

  Consumer Electronics  (1.1%)
                                              Tandy Corp.          11,000
545,188

  Entertainment  (0.8%)
                                      Walt Disney Company          14,500
390,594

  Publishing  (1.0%)
                                          A.H. Belo Corp.          27,600
501,975

  Retailers - Drug Based  (1.8%)
                                    Cardinal Health, Inc.           9,500
898,344

 Consumer, Non-Cyclical  (18.6%)
  Beverages  (1.1%)
                                            PepsiCo, Inc.          16,100
543,375

  Consumer Services  (3.3%)
                         ITT Educational Services, Inc. *          25,000
742,188
                      Modis Professional Services, Inc. *          48,000
846,000

1,588,188
  Cosmetics  (2.1%)
                     Estee Lauder Companies, Inc. Class A           7,900
517,944
                                     The Gillette Company          10,784
484,606

1,002,550
  Food - Other  (1.3%)
                                       H.J. Heinz Company          11,000
639,375

  Healthcare  (0.5%)
                                      Hooper Holmes, Inc.          11,000
261,938

  Household Products  (3.1%)
                                Colgate-Palmolive Company           8,000
707,000
                                 Proctor & Gamble Company           9,000
799,875

1,506,875
  Medical Supplies  (3.2%)
                             American Home Products Corp.          14,000
682,500
                             Sybron International Corp. *          36,000
891,000

1,573,500
  Pharmaceuticals  (4.0%)
                                          Covance, Inc. *          23,500
655,063
                                    Schering Plough Corp.           5,000
514,375
                               SmithKline Beecham PLC ADR          12,000
765,000

1,934,438
 Energy  (5.2%)
  Oil Companies - Major  (3.5%)
                                              Amoco Corp.          10,000
561,250
                                              Exxon Corp.          10,000
712,500
                                              Mobil Corp.           6,000
454,125

1,727,875

                                              Description           Shares
Value
  Oilfield Equipment and Services  (1.7%)
                                   Cooper Cameron Corp. *          12,000
$417,000
                                       Schlumberger, Ltd.           7,500
393,750

810,750
 Financial  (13.7%)
  Banks  (3.0%)
                                 Commercial Federal Corp.          22,155
502,642
                                 Compass Bancshares, Inc.          12,500
459,375
                                        Mellon Bank Corp.           8,300
499,037

1,461,054
  Diversified  (4.0%)
                           Associates First Capital Corp.           8,000
564,000
                                         SunAmerica, Inc.           5,625
396,588
                              The CIT Group, Inc. Class A          17,000
464,312
                                    Wells Fargo & Company           1,400
518,000

1,942,900
  Insurance  (3.2%)
                                   American General Corp.           8,500
582,250
                       American International Group, Inc.           5,725
488,055
                               E.W. Blanch Holdings, Inc.           5,500
214,155
                                      PartnerRe, Ltd. ADR           7,000
278,250

1,562,710

  Real Estate  (1.9%)
                               Crescent Operating, Inc. *           1,480
7,308
                      Crescent Real Estate Equities, Inc.          18,000
451,125
                                Starwood Hotels & Resorts          17,000
481,312

939,745
  United States Government Agencies  (1.6%)
                    Federal National Mortgage Association          11,200
793,100

 Independent  (1.4%)
  Conglomerate
                            Philip Morris Companies, Inc.          13,800
705,524

 Industrial  (7.4%)
  Building Materials  (0.6%)
                              MacMillan Bloedel, Ltd. ADR          32,000
304,000

  Electronic Components and Equipment  (1.1%)
                                 Emerson Electric Company           7,800
514,800

  Diversified  (2.8%)
                                 General Electric Company           7,000
612,500
                                 Tyco International, Ltd.          11,900
737,056

1,349,556
  Other Industrial Services  (1.6%)
                             United States Filter Corp. *          36,000
762,750

  Pollution Control  (1.3%)
                                   Waste Management, Inc.          14,000
631,750

 Technology  (2.5%)
  Communications  (0.6%)
                                           Motorola, Inc.           6,000
312,000

  Computers  (1.1%)
                                  Hewlett-Packard Company           8,850
532,659

  Software  (0.8%)
                                     BMC Software, Inc. *           8,000
384,000

 Utilities  (3.1%)
  Telephone
                                             ALLTEL Corp.          16,600
$777,088
                                     MCI WORLDCOM, Inc. *          13,549
748,582

1,525,670

 Total Common Stock (cost $25,035,498)
30,079,209

 CONVERTIBLE PREFERRED STOCK  (2.2%)
 Consumer, Cyclical  (0.8%)
  Broadcasting
                        Sinclair Broadcasting Group, Inc.          10,500
401,625

 Financial  (0.6%)
  Securities Brokers
                            Merrill Lynch & Company, Inc.           4,000
291,500

 Technology  (0.8%)
  Software
                                 Microsoft Corp. Series A           4,000
390,500

 Total Convertible Preferred Stock (cost $1,183,455)
1,083,625

                                              Description       Principal
Value
 CONVERTIBLE CORPORATE BONDS  (4.2%)
 Consumer, Cyclical  (2.3%)
  Lodging  (1.1%)
                    CapStar Hotel, Inc. 4.750% 10-15-2004        $800,000
$532,000

  Retailers - Specialty  (1.2%)
                        Home Depot, Inc. 3.250% 10-1-2001         300,000
571,125

 Energy  (0.7%)
  Oil Drilling
                 Nabors Industries, Inc. 5.000% 5-15-2006         125,000
138,438
                  Parker Drilling Company 5.500% 8-1-2004         325,000
233,593

372,031
 Industrial  (1.2%)
  Pollution Control
                   Waste Management, Inc. 4.000% 2-1-2002         500,000
578,125

 Total Convertible Corporate Bonds (cost $2,005,786)
2,053,281

 NON-CONVERTIBLE CORPORATE BONDS  (18.9%)
 Consumer, Non-Cyclical  (1.3%)
  Household Products
                Procter & Gamble Company 5.250% 9-15-2003         600,000
608,250

 Financial  (5.2%)
  Banks  (1.5%)
          First Bank National Association 6.875% 4-1-2006         500,000
528,750
             J.P. Morgan & Company, Inc. 7.625% 9-15-2004         200,000
215,000

743,750
  Diversified  (1.7%)
                        Associates Corp. of North America
    6.200% 5-16-2005                             600,000          609,685
                 Norwest Financial, Inc. 7.000% 1-15-2003         200,000
213,000

822,685
  Insurance  (2.0%)
                      Chartwell Re Corp. 10.250% 3-1-2004         500,000
525,625
             Hartford Life, Inc. Class A 6.900% 6-15-2004         400,000
428,000

953,625
 Independent  (0.6%)
  Conglomerate
                              ITT Corp. 6.750% 11-15-2005         350,000
313,687

 Industrial  (5.9%)
  Electronic Components and Equipment  (2.7%)
                   Kent Electronics Corp. 4.500% 9-1-2004      $1,000,000
$780,000
                    Thomas & Betts Corp. 6.500% 1-15-2006         525,000
547,313

1,327,313
  Diversified  (2.0%)
                           Dexter Corp. 9.250% 12-15-2016          37,000
38,615
                   Lockheed Martin Corp. 7.450% 6-15-2004         300,000
327,750
                          Tyco International Group SA ADR
    6.375% 6-15-2005                             600,000          614,250

980,615
  Other Industrial Services  (0.5%)
                            Olsten Corp. 7.000% 3-15-2006         250,000
254,062

  Railroads  (0.7%)
                    Union Pacific Corp. 7.375% 5-15-2001          100,000
104,500
                    Union Pacific Corp. 8.500% 1-15-2017          209,000
217,099

321,599
 Technology  (1.5%)
  Aerospace/Defense  (0.6%)
                        Raytheon Company 6.500% 7-15-2005         300,000
313,500

  Communications  (0.9%)
           Airtouch Communications, Inc. 7.000% 10-1-2003         150,000
159,562
               Lucent Technologies, Inc. 6.900% 7-15-2001         250,000
263,750

423,312
 Utilities  (4.4%)
  Electric  (2.7%)
            Florida Power & Light Company 7.875% 1-1-2013         400,000
418,500
                Interstate Power Company 8.625% 9-15-2021         175,000
186,813
               Kentucky Utilities Company 8.550% 9-1-2004         250,000
278,125
             Old Dominion Electric Co-op 8.760% 12-1-2022         375,000
435,000

1,318,438
  Gas  (0.3%)
                      Southwest Gas Corp. 7.500% 8-1-2006         150,000
167,625

  Telephone  (1.4%)
                             ALLTEL Corp. 7.250% 4-1-2004         400,000
430,500
                     GTE Hawaiian Telephone Company, Ltd.
    7.375% 9-1-2006                              225,000          247,781

678,281

 Total Non-Convertible Corporate Bonds (cost $9,101,564)        9,226,742

 LONG-TERM GOVERNMENT BONDS  (11.3%)
 United States Government Securities
                                           Treasury Notes
                                         6.125% 9-30-2000         550,000
568,287
                                        6.125% 12-31-2001         650,000
683,286
                                         6.250% 2-28-2002         800,000
845,272
                                         6.375% 9-30-2001         650,000
685,575
                                         6.375% 3-31-2001         625,000
654,200
                                         6.375% 5-15-2000         475,000
489,484
                                         6.375% 1-15-2000         400,000
409,580
                                         6.500% 5-31-2001         625,000
657,700
                                        7.875% 11-15-1999         500,000
518,000
 Total Long-Term Government Bonds (cost $5,333,094)              5,511,384

 SHORT-TERM SECURITIES  (1.4%)
 Repurchase Agreements
  State Street Bank & Trust ***
  3.750% Repurchase Agreement dated 10-30-1998 to be
  repurchased at $685,683 on 11-2-1998
   (cost $685,469)                               685,469          685,469

 Total Investments (99.6%) (cost $43,344,866)                  48,639,710
 Other Assets In Excess of Liabilities (0.4%)                     181,315
 Net Assets (100.0%)                                          $48,821,025



 October 31, 1998
 SCHEDULE OF INVESTMENTS
 TACTICAL ASSET ALLOCATION PORTFOLIO
                                              Description           Shares
Value
 COMMON STOCK  (55.7%)
 Basic Materials  (1.3%)
  Mining - Diversified
                   Potash Corp. of Saskatchewan, Inc. ADR           7,000
$485,625

 Consumer, Cyclical  (9.1%)
  Airlines  (0.7%)
                                    Comair Holdings, Inc.           8,000
263,000

  Auto Manufacturers  (1.1%)
                                       Ford Motor Company           8,000
434,000

  Broadcasting  (1.2%)
                       Cox Communications, Inc. Class A *           8,000
439,000

  Footwear  (1.4%)
                               Payless ShoeSource, Inc. *          11,320
531,332

  Home Construction  (1.3%)
                                      Clayton Homes, Inc.          31,250
482,422

  Restaurants  (3.4%)
                   Cracker Barrel Old Country Store, Inc.          15,000
388,125
                        Tricon Global Restaurants, Inc. *          21,000
913,500

1,301,625
 Consumer, Non-Cyclical  (2.6%)
  Consumer Services  (1.2%)
                                        Storage USA, Inc.          15,000
456,562

  Healthcare  (1.4%)
                          Columbia / HCA Healthcare Corp.          25,000
525,000

 Energy  (4.4%)
  Oil Drilling  (2.7%)
                          Diamond Offshore Drilling, Inc.          25,000
767,188
                                     R & B Falcon Corp. *          20,000
271,250

1,038,438
  Oilfield Equipment and Services  (1.7%)
                                          Tidewater, Inc.          22,500
637,031

 Financial  (17.5%)
  Banks  (1.6%)
                                    Chase Manhattan Corp.           7,500
426,094
                                  Republic New York Corp.           4,000
167,250

593,344
  Diversified  (1.1%)
                      Countrywide Credit Industries, Inc.          10,000
431,875

  Insurance  (8.5%)
                                              AFLAC, Inc.          14,000
533,750
                                           Allstate Corp.           7,500
322,969
                                              AMBAC, Inc.          10,000
581,875
                                            Conseco, Inc.          14,748
511,571
                           Frontier Insurance Group, Inc.          30,000
489,375
                                    MGIC Investment Corp.          10,000
390,000
                                          PMI Group, Inc.           7,500
378,281

3,207,821
  Real Estate  (4.1%)
                            Duke Realty Investments, Inc.          20,000
477,500
                      Equity Residential Properties Trust           5,300
222,600
                     Health Care Property Investors, Inc.          10,000
336,250
                              Merry Land Properties, Inc.             500
2,437
                               Simon Property Group, Inc.          17,500
523,906

1,562,693

                                              Description           Shares
Value
  United States Government Agencies  (2.2%)
                         Federal Home Loan Mortgage Corp.           8,000
$460,000
                    Federal National Mortgage Association           5,000
354,063

814,063
 Independent  (3.7%)
  Conglomerate
                            Philip Morris Companies, Inc.          27,500
1,405,937

 Industrial  (4.6%)
  Heavy Machinery  (0.5%)
                                               AGCO Corp.          20,000
190,000

  Diversified  (2.3%)
                                                CSX Corp.           7,500
294,375
                                 Trinity Industries, Inc.          15,000
556,875

851,250
  Marine Transport  (0.8%)
                              Halter Marine Group, Inc. *          35,000
301,875

  Transportation Equipment  (1.0%)
                                             PACCAR, Inc.           9,000
392,625

 Technology  (6.5%)
  Aerospace/Defense  (1.4%)
                                 Raytheon Company Class B           9,000
522,562

  Communications  (3.8%)
                                               AT&T Corp.          15,000
933,750
                                    ECI Telecom, Ltd. ADR          15,000
496,875

1,430,625
  Computers  (1.3%)
                                              NCR Corp. *          15,000
504,375

 Utilities  (6.0%)
  Electric  (3.9%)
                                                DPL, Inc.          25,000
473,438
                                 Houston Industries, Inc.          12,500
388,281
                                           Illinova Corp.          10,000
253,125
                                         Southern Company          12,000
338,250

1,453,094
  Telephone  (2.1%)
                                             ALLTEL Corp.           8,880
415,695
                                             Sprint Corp.           5,000
383,750

799,445

 Total Common Stock (cost $19,571,130)                         21,055,619

 NON-CONVERTIBLE PREFERRED STOCK  (3.2%)
 Consumer, Cyclical
Broadcasting
                     News Corp., Ltd. ADR (cost $962,013)          50,000
1,209,376

                                              Description       Principal
Value
 NON-CONVERTIBLE CORPORATE BONDS  (10.9%)
 Basic Materials  (2.8%)
Chemicals
                      E.I. du Pont de Nemours and Company
    6.500% 9-1-2002                           $1,000,000       $1,052,500

 Financial  (8.1%)
Banks  (2.7%)
            Countrywide Home Loans, Inc. 6.280% 1-15-2003       1,000,000
1,017,500

  Diversified  (2.7%)
                Commercial Credit Company 6.500% 8-1-2004       1,000,000
1,032,500

  Securities Brokers  (2.7%)
                           Merrill Lynch & Company, Inc.
    6.020% 5-11-2001                           1,000,000        1,008,750

 Total Non-Convertible Corporate Bonds (cost $4,004,175)        4,111,250

 LONG-TERM GOVERNMENT BONDS  (26.2%)
 United States Government Agencies  (16.2%)
                                   Federal Home Loan Bank
                                         5.500% 7-14-2000       1,000,000
1,014,310
                                         6.100% 4-29-2004       1,000,000
1,003,720
                    Federal National Mortgage Association
                                         5.250% 1-15-2003       1,000,000
1,020,300
                                         5.625% 3-15-2001       1,000,000
1,022,250
                                         7.490% 5-22-2007       1,000,000
1,041,490
                                          7.500% 2-2-2007       1,000,000
1,033,740

6,135,810
 United States Government Securities  (10.0%)
                                           Treasury Notes
                                         5.750% 8-15-2003       1,000,000
1,059,630
                                         5.875% 2-15-2004       1,000,000
1,069,630
                                        6.000% 10-15-1999         500,000
507,490
                                        6.500% 10-15-2006       1,000,000
1,121,830

3,758,580

 Total Long-Term Government Bonds (cost $9,603,584)
9,894,390

                                              Description       Principal
Value
 SHORT-TERM SECURITIES  (3.6%)
 Commercial Paper  (2.7%)
                             Countrywide Home Loans, Inc.
    5.270% 11-3-1998                          $1,000,000         $999,707

 Repurchase Agreements  (0.9%)
                            State Street Bank & Trust ***
  3.750% Repurchase Agreement dated 10-30-1998
  to be repurchased at $351,433 on 11-2-1998     351,323          351,323

 Total Short-Term Securities (cost $1,351,030)                  1,351,030


 Total Investments (99.6%) (cost $35,491,932)                  37,621,665
 Other Assets In Excess of Liabilities (0.4%)                     146,797
 Net Assets (100.0%)                                          $37,768,462



October 31, 1998
SCHEDULE OF INVESTMENTS
BALANCED PORTFOLIO
                                        Description    Shares        Value
COMMON STOCK  (40.9%)
 Basic Materials  (0.6%)
  Chemicals
  Solutia, Inc.                                       10,200     $223,763

 Consumer, Cyclical  (13.0%)
  Airlines  (0.3%)
  Ryanair Holdings PLC ADR *                           3,650      106,763

  Broadcasting  (6.1%)
  Comcast Corp. Special Class A                       33,247    1,641,571
  Heftel Broadcasting Corp. *                          8,240      335,780
  Univision Communications, Inc. *                    14,760      435,420

2,412,771
  Entertainment  (3.3%)
  Carnival Corp.                                      10,885      352,402
  Royal Caribbean Cruises, Ltd.                       28,485      794,019
  Royal Olympic Cruise Lines, Inc. *                  10,320       37,410
  Steinway Musical Instruments, Inc. *                 4,765      105,128

1,288,959
  Publishing  (1.0%)
  Meredith Corp.                                      11,055      409,035

  Retailers - Broadline  (2.3%)
  Fred Meyer, Inc. *                                  10,235      545,653
  Price / Costco, Inc. *                               6,710      380,793

926,446
 Consumer, Non-Cyclical  (4.6%)
  Consumer Services  (1.5%)
  Apollo Group, Inc. Class A *                         3,840      122,880
  Robert Half International, Inc. *                   10,765      431,946
  Romac International, Inc.                            1,875       32,812

587,638
  Medical Supplies  (0.9%)
  Allergan, Inc.                                       2,860      178,571
  American Home Products Corp.                         3,760      183,300

361,871
  Pharmaceuticals  (2.2%)
  Pfizer, Inc.                                         1,990      213,552
  Schering Plough Corp.                                1,830      188,261
  Warner-Lambert Company, Inc.                         6,100      478,088

879,901
 Financial  (6.9%)
  Banks  (3.5%)
  Bank of New York Company, Inc.                      21,720      685,538
  Northern Trust Corp.                                 4,375      322,383
  Star Banc Corp.                                      3,200      242,000
  U.S. Trust Corp.                                     2,490      158,426

1,408,347
  Diversified  (0.9%)
  HealthCare Financial Partners, Inc. *                3,335      101,926
  Newcourt Credit Group, Inc.                          8,065      265,137

367,063
  Securities Brokers  (2.5%)
  Charles Schwab Corp.                                20,892    1,001,510

 Industrial  (1.1%)
  Electronic Components and Equipment
  Dionex Corp. *                                      16,495      430,932
  Pittway Corp. Class A                                1,024       23,488

454,420
 Technology  (14.7%)
  Advanced Medical Devices  (0.6%)
  Medtronic, Inc.                                      3,680      239,200

  Communications  (2.3%)
  Cisco Systems, Inc. *                                9,787     $617,192
  MediaOne Group, Inc. *                               6,600      279,263

896,455
  Computers  (3.9%)
  Dell Computer Corp. *                               23,960    1,569,379

  Diversified  (0.6%)
  Tele Communications, Inc. Class A *                  5,802      243,683

  Semiconductors  (3.6%)
  Linear Technology Corp.                              7,690      458,516
  Maxim Integrated Products, Inc. *                   15,310      545,419
  SIPEX Corp.                                          6,470      178,734
  Texas Instruments, Inc.                              3,615      231,134

1,413,803
  Software  (3.7%)
  Cadence Design Systems, Inc.                         9,500      203,063
  Microsoft Corp. *                                    7,365      779,769
  Wind River Systems, Inc. *                          11,465      502,310

1,485,142

Total Common Stock (cost $13,024,940)                          16,276,149

CONVERTIBLE PREFERRED STOCK  (15.8%)
 Consumer, Cyclical  (5.2%)
  Broadcasting  (3.8%)
  Chancellor Media Corp.                               7,057      534,568
  TCI Pacific Communications                           4,500      990,000

1,524,568
  Entertainment  (1.4%)
  Royal Caribbean Cruises, Ltd. Series A               6,500      574,860

 Technology  (3.9%)
  Communications  (2.9%)
  MediaOne Group, Inc.                                13,072    1,134,813

  Diversified  (1.0%)
  Nokia Corp. OY ADR                                   4,275      397,842

 Utilities  (6.7%)
  Electric
  Houston Industries, Inc.                            32,825    2,660,876

Total Convertible Preferred Stock (cost $5,499,151)
6,292,959

                                        Description              Principal
Value
CONVERTIBLE CORPORATE BONDS  (2.8%)
 Consumer, Cyclical  (1.4%)
  Broadcasting  (0.7%)
  Time Warner, Inc. 8.110% 8-15-2006                $250,000     $282,188

  Retailers - Specialty  (0.7%)
  Home Depot, Inc. 3.250% 10-1-2001                  150,000      285,562

 Technology  (1.4%)
  Communications  (0.7%)
  Jacor Communications, Inc. 0.000% 6-12-2011        350,000      264,250

  Software  (0.7%)
  VERITAS Software Corp. 5.250% 11-1-2004            200,000      270,250

Total Convertible Corporate Bonds (cost $1,003,536)
1,102,250

  Description                                       Principal       Value
NON-CONVERTIBLE CORPORATE BONDS  (20.0%)
 Consumer, Cyclical  (8.8%)
  Broadcasting  (0.5%)
  Classic Cable 144A 9.875% 8-1-2008                $200,000     $201,500

  Casinos  (0.6%)
  Station Casinos, Inc. 9.625% 6-1-2003              117,000      116,122
  Station Casinos, Inc. 10.125% 3-15-2006            115,000      114,138

230,260
  Entertainment  (1.7%)
  Royal Caribbean Cruises, Ltd. 6.750% 3-15-2008     700,000      669,465

  Lodging  (0.7%)
  Hard Rock Hotel & Casino 9.250% 4-1-2005           177,000      175,230
  HMH Properties 7.875% 8-1-2008                     105,000      101,588

276,818
  Publishing  (5.3%)
  Frontier Vision Partners 11.000% 10-15-2006        500,000      552,500
  Lenfest Communications, Inc. 144A 8.250% 2-15-2008 500,000      511,875
  Mediacom, LLC 144A 8.500% 4-15-2008                500,000      495,000
  Rifkin Acquisition Partners, LLP 11.125% 1-15-2006 500,000      537,500

2,096,875
 Consumer, Non-Cyclical  (0.7%)
  Beverages
  Anheuser-Busch Companies, Inc. 5.650% 9-15-2008    300,000      305,250

 Financial  (2.5%)
  Banks  (0.5%)
  Bank of Boston Corp. 6.625% 12-1-2005              200,000      201,750

  Diversified  (2.0%)
  Associates Corp. of North America 5.600% 1-15-2001 400,000      401,000
  International Lease Finance Corp. 5.750% 12-15-1999400,000      403,096

804,096
 Industrial  (0.6%)
  Electronic Components and Equipment
  MTS Systems Corp. 144A 9.375% 5-1-2005             270,000      244,350

 Technology  (7.4%)
  Communications  (5.8%)
  Adelphia Communications Corp. 9.250% 10-1-2002     905,000      926,494
  America Online, Inc. 4.000% 11-15-2002             100,000      251,000
  Galaxy Telecom, Ltd. 12.375% 10-1-2005             400,000      430,000
  Jones Intercable, Inc. 7.625% 4-15-2008            500,000      505,000
  Qwest Communications International, Inc.
   10.875% 4-1-2007                                  170,000      196,562

2,309,056
  Computers  (1.0%)
  Dell Computer Corp. 6.550% 4-15-2008               400,000      409,500

  Software  (0.6%)
  Aspen Technology, Inc. 144A 5.250% 6-15-2005       450,000      226,687

Total Non-Convertible Corporate Bonds (cost $8,156,820)         7,975,607

LONG-TERM GOVERNMENT BONDS  (12.3%)
 United States Government Securities
  Treasury Notes
                                   5.625% 2-28-2001              $200,000
$205,658
                                   5.625% 5-15-2008             2,250,000
2,423,138
                                  5.875% 11-15-1999               200,000
202,950
                                   6.000% 6-30-1999               150,000
151,505
                                   6.000% 8-15-2000               575,000
592,376
                                   6.125% 8-15-2007               400,000
441,564
                                   6.625% 4-30-2002               500,000
535,500
                                   6.625% 5-15-2007               300,000
340,476
Total Long-Term Government Bonds (cost $4,587,693)              4,893,167

SHORT-TERM SECURITIES  (7.9%)
 United States Government Agencies  (7.8%)
  Federal Home Loan Mortgage Corp.
                                   5.400% 11-2-1998             3,100,000
3,099,535

 Repurchase Agreements  (0.1%)
  State Street Bank & Trust ***
       3.750% Repurchase Agreement dated 10-30-1998
          to be repurchased at $33,874 on 11-2-1998                33,863
33,863

Total Short-Term Securities (cost $3,133,398)                   3,133,398
Total Investments (99.7%) (cost $35,405,538)                   39,673,530

  Notional
  Amount                                                             Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
D              340,000  German Deutschmark 3-5-1999     Sell
$(13,978)
D              340,000  German Deutschmark 3-5-1999       Buy
14,393
Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                   415

Other Assets in Excess of Liabilities (0.3%)                      134,480
Net Assets (100.0%)                                           $39,808,425



October 31, 1998
SCHEDULE OF INVESTMENTS
FLEXIBLE INCOME PORTFOLIO
                                              Description        Principal
Value
NON-CONVERTIBLE CORPORATE BONDS  (64.4%)
 Consumer, Cyclical  (25.2%)
  Broadcasting  (11.2%)
               Chancellor Media Corp.  9.000%  10-01-2008        $110,000
$110,275
             TCI Communications, Inc.  6.875%  02-15-2006         400,000
425,500
                    Time Warner, Inc.  8.180%  08-15-2007         750,000
858,750
                Marcus Cable Company  11.875%  10-01-2005         750,000
792,187

2,186,712
  Entertainment  (1.7%)
                  Walt Disney Company  6.750%  03-30-2006         300,000
323,625

  Home Furnishings  (5.4%)
         Lifestyle Furnishings, Inc.  10.875%  08-01-2006         400,000
428,000
                Selmer Company, Inc.  11.000%  05-15-2005         600,000
618,000

1,046,000
  Publishing  (0.8%)
    Digital Television Services, LLC  12.500%  08-01-2007         150,000
151,500

  Restaurants  (1.3%)
                     McDonald's Corp.  6.375%  01-08-2028         250,000
253,125

  Retailers - Broadline  (4.8%)
                     Fred Meyer, Inc.  7.150%  03-01-2003         500,000
518,125
                     Fred Meyer, Inc.  7.450%  03-01-2008         400,000
419,000

937,125

 Consumer, Non-Cyclical  (7.2%)
  Consumer Services  (1.8%)
                    Loewen Group International, Inc. 144A
    7.600%  06-01-2008                           100,000           79,250
          Service Corp. International  7.700%  04-15-2009         250,000
275,313

354,563
  Food - Other  (2.8%)
               Ralston Purina Company  7.875%  06-15-2025         475,000
539,124

  Food Retailers  (1.0%)
           Star Markets Company, Inc.  13.000% 11-01-2004         185,000
197,950

  Household Products  (1.6%)
             Sherwin-Williams Company  6.850%  02-01-2007         290,000
317,187

 Financial  (14.4%)
  Banks  (5.4%)
                     Bank One - Texas  6.250%  02-15-2008         250,000
255,313
                          HUBCO, Inc.  8.200%  09-15-2006         300,000
322,500
                     Swiss Bank Corp.  7.000%  10-15-2015         500,000
479,375

1,057,188
  Diversified  (4.1%)
            Ford Motor Credit Company  6.750%  08-15-2008         750,000
803,438

  Insurance  (4.9%)
                             Delphi Financial Group, Inc.
    8.000%  10-01-2003                           500,000          541,250
                  Orion Capital Corp.  7.250%  07-15-2005         400,000
425,000

966,250
 Industrial  (6.5%)
  Diversified
               Aviation Sales Company  8.125%  02-15-2008         170,000
154,700
                            Isle of Capri Black Hawk, LLC
    13.000%  08-31-2004                          525,000          525,000
                    The Pantry, Inc.  10.250%  10-15-2007         350,000
346,500
            Unifrax Investment Corp.  10.500%  11-01-2003         250,000
255,000

1,281,200
 Technology  (7.8%)
  Communications  (6.0%)
           360 Communications Company  6.650%  01-15-2008         250,000
262,813
               Jones Intercable, Inc.  7.625%  04-15-2008         261,000
263,610
                 Qwest Communications International, Inc.
                                       7.500%  11-01-2008         250,000
253,750
                           Talton Holdings, Inc. Series B
    11.000%  06-30-2007                          400,000          389,500

1,169,673
  Computers  (1.8%)
                    International Business Machines Corp.
    7.500%  06-15-2013                           300,000          358,125

 Utilities  (3.3%)
Electric  (2.3%)
El Paso Electric Company  9.400%  05-01-2011    $400,000         $453,000

 Telephone  (1.0%)
  LCI International, Inc.   7.250% 6-15-2007     200,000          200,500

Total Non-Convertible Corporate Bonds (cost $12,048,288)       12,596,285

CONVERTIBLE CORPORATE BONDS  (4.1%)
 Consumer, Cyclical  (2.0%)
Broadcasting
Pegasus Media & Communications, Inc.
   12.500%  07-01-2005                           350,000          380,625

 Financial  (0.5%)
Diversified
Candescent Technologies Corp. 144A
  7.000%  05-01-2003                             125,000          106,250

 Technology  (1.6%)
Communications
Dialogic Corp.  11.000%  11-15-2007              300,000          307,500

Total Convertible Corporate Bonds (cost $775,000)                 794,375

LONG-TERM GOVERNMENT BONDS  (22.0%)
 United States Government Agencies  (1.3%)
Federal National Mortgage Association
  5.250% 1-15-2003                               250,000          255,075

 United States Government Securities  (20.7%)
Treasury Notes
  5.625% 5-15-2008                             2,250,000        2,423,137
  6.625% 5-15-2007                               750,000          851,190
  5.250% 8-15-2003                               750,000          782,303

4,056,630

Total Long-Term Government Bonds (cost $4,193,023)              4,311,705

  Description                                      Shares           Value
NON-CONVERTIBLE PREFERRED STOCK  (0.5%)
 Financial
Savings & Loans
Chevy Chase Bank (cost $116,375)                   3,500         $105,875

  Description                                   Principal           Value
SHORT-TERM SECURITIES  (8.1%)
 Repurchase Agreements  (0.4%)
State Street Bank & Trust ***
  3.750% Repurchase Agreement dated 10-30-1998
  to be repurchased at $80,108 on 11-2-1998      $80,083          $80,083

 United States Government Agencies  (7.7%)
Federal Home Loan Mortgage Corp.
  5.400% 11-2-1998                             1,500,000        1,499,775
Total Short-Term Securities (cost $1,579,858)                   1,579,858

Total Investments (99.1%) (cost $18,712,544)                   19,388,098

 Notional
 Amount  Description                                                 Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
D                   200,000  German Deutschemark 3-5-1999             Sell
$(10,262)
D                   146,000  German Deutschemark 3-5-1999              Buy
8,444
D                    54,000  German Deutschemark 3-5-1999              Buy
3,211
Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                 1,393

Other Assets In Excess of Liabilities (0.9%)                      174,372
Net Assets (100.0%)                                           $19,563,863



 October 31, 1998
 SCHEDULE OF INVESTMENTS
 INCOME PLUS PORTFOLIO
                                              Description        Principal
Value
 NON-CONVERTIBLE CORPORATE BONDS  (87.2%)
 Basic Materials  (2.8%)
  Mining - Diversified
                         Scotia Pacific Company, LLC 144A
    7.110%  1-20-2028                         $2,000,000       $2,033,400

 Consumer, Cyclical  (19.4%)
  Airlines  (2.1%)
              Piedmont Aviation, Inc.  10.100%  5-13-2007       1,048,000
1,116,120
                           USAir, Inc.  10.800%  1-1-2005         400,000
433,500

1,549,620
  Auto Parts and Equipment  (4.1%)
                Arvin Industries, Inc.  6.750%  3-15-2008       3,000,000
2,996,580

  Entertainment  (1.4%)
               Walt Disney Company 144A  2.000%  3-1-2000       1,000,000
1,020,000

  Home Construction  (1.5%)
               M.D.C. Holdings, Inc.  11.125%  12-15-2003       1,000,000
1,061,250

  Publishing  (3.1%)
                            Golden Books Publishing, Inc.
    7.650%  9-15-2002  * #                     2,250,000          562,500
            News America Holdings, Inc.  8.625%  2-1-2003       1,500,000
1,645,230

2,207,730
  Retailers - Broadline  (7.2%)
                   Dayton Hudson Corp.  8.500%  12-1-2022       2,000,000
2,261,360
                           Kmart Corp.  8.125%  12-1-2006       1,000,000
1,035,000
              Neiman Marcus Group, Inc.  7.125%  6-1-2028       2,000,000
1,961,180

5,257,540
 Consumer, Non-Cyclical  (13.4%)
  Consumer Services  (2.8%)
                           Hertz Corp.  6.000%  1-15-2003       2,000,000
2,025,760

  Food - Other  (4.1%)
               Ralston Purina Company  9.250%  10-15-2009       2,450,000
2,995,691

  Food Retailers  (4.3%)
                American Stores Company  9.125%  4-1-2002       1,000,000
1,112,700
                       Great Atlantic & Pacific Tea, Inc.
    7.700%  1-15-2004                          2,000,000        2,030,720

3,143,420
  Medical Supplies  (2.2%)
                      C. R. Bard, Inc.  6.700%  12-1-2026       1,500,000
1,608,750

 Energy  (4.3%)
  Oil Drilling  (2.9%)
                       Louisiana Land Exploration Company
    7.625%  4-15-2013                          2,000,000        2,096,540

  Oilfield Equipment and Services  (1.4%)
                       McDermott, Inc.  9.375%  3-15-2002       1,000,000
1,000,000

 Financial  (24.9%)
  Banks  (8.3%)
                           BankBoston Capital Trust Corp.
    8.250%  12-15-2026                         3,000,000        2,988,150
                            HSBC America Capital II 144A
    8.380%  5-15-2027                          3,000,000        3,064,050

6,052,200
  Diversified  (6.8%)
                    Chase Capital Corp.  0.000%  3-1-2027       3,000,000
2,794,680
                       First Security Capital Trust Corp.
    8.410%  12-15-2026                         2,000,000        2,117,720

4,912,400
  Insurance  (1.5%)
                           American Financial Group, Inc.
    10.625%  4-15-2000                         1,000,000        1,065,910

  Savings & Loans  (5.5%)
                         Golden State Bancorp, Inc. 144A
   7.125%  8-1-2005                            2,000,000        1,996,420
                             Peoples Bank - Bridgeport CT
    7.200%  12-1-2006                          2,000,000        2,010,160

4,006,580
  Securities Brokers  (2.8%)
                            Lehman Brothers Holding, Inc.
    7.625%  6-1-2006                           2,000,000        2,035,400

                                              Description        Principal
Value
 Industrial  (8.4%)
  Air Freight  (1.5%)
                Federal Express Corp.  9.625%  10-15-2019      $1,000,000
$1,070,320

  Containers and Packaging  (1.4%)
                  Stone Container Corp.  0.000%  8-1-2016       1,000,000
1,010,000

  Factory Equipment  (2.6%)
                Columbus Mckinnon Corp.  8.500%  4-1-2008       2,000,000
1,875,000

  Transportation Equipment  (2.9%)
                            AAR Corp.  7.250%  10-15-2003       2,000,000
2,131,260

 Technology  (5.6%)
  Aerospace/Defense  (1.3%)
                     BE Aerospace, Inc.  8.000%  3-1-2008       1,000,000
940,000

  Communications  (4.3%)
                        WorldCom, Inc.  6.400%  8-15-2005       3,000,000
3,112,500

 Utilities  (8.4%)
  Electric  (5.7%)
               El Paso Electric Company  8.250%  2-1-2003       1,000,000
1,082,960
               El Paso Electric Company  8.900%  2-1-2006         500,000
552,715
                         Texas Utilities Electric Company
    6.750%  4-1-2003                           1,500,000        1,580,610
                         The AES Corp.  8.500%  11-1-2007       1,000,000
945,000

4,161,285
  Telephone  (2.7%)
                       McLeodUSA, Inc.  9.250%  7-15-2007       1,000,000
988,750
                       McLeodUSA, Inc.  8.375%  3-15-2008       1,000,000
952,500

1,941,250

 Total Non-Convertible Corporate Bonds (cost $63,316,701)
63,310,386

 COLLATERALIZED MORTGAGE OBLIGATION  (2.8%)
 Financial
  Real Estate
                         Aetna Commercial Mortgage Trust
                       7.230% 1-15-2028 (cost $2,040,918)       2,000,000
1,997,500

                                              Description           Shares
Value
 CONVERTIBLE PREFERRED STOCK  (8.2%)
 Consumer, Cyclical  (5.7%)
  Broadcasting  (4.4%)
                                 TCI Communications, Inc.         120,000
$3,255,000

  Publishing  (1.3%)
                                           PRIMEDIA, Inc.          10,000
910,000

 Financial  (2.5%)
  Real Estate
                            Duke Realty Investments, Inc.          40,000
1,832,000

 Total Convertible Preferred Stock (cost $6,293,000)            5,997,000

                                              Description        Principal
Value
 SHORT-TERM SECURITIES  (0.8%)
 Repurchase Agreements
                            State Street Bank & Trust ***
       3.750% Repurchase Agreement dated 10-30-1998 to be
     repurchased at $611,773 on 11-2-1998 (cost $611,582)        $611,582
$611,582

 Total Investments (99.0%) (cost $72,262,201)                  71,916,468
 Other Assets In Excess of Liabilities (1.0%)                     691,554
 Net Assets (100.0%)                                          $72,608,022



 October 31, 1998
 SCHEDULE OF INVESTMENTS
 TAX-EXEMPT PORTFOLIO
                                           Description **        Principal
Value
 MUNICIPAL BONDS (95.9%)
 Alabama (4.5%)
           City of Huntsville, Public Building Authority,
                             Revenue Bonds, Series 1996A,
                               6.000%, 10-1-2025, AAA/Aaa      $1,000,000
$1,116,310

 Alaska (4.3%)
             Valdez Alaska Marine Project, Revenue Bonds,
                     Series A,  5.850%,  8-1-2025, AA/Aa2       1,000,000
1,051,630

 Florida (4.3%)
              City of Lakeland Electric and Water Agency,
                 Revenue Bonds, 5.625%, 10-1-2036, AA-/A1       1,000,000
1,050,760

 Georgia (4.3%)
City of Atlanta Solid Waste Management Authority,
       Landfill Closure Project, General Obligation Bonds,
                                5.100%, 12-1-2010, AA/Aa3       1,000,000
1,046,470

 Illinois (8.6%)
                McHenry County Community School District,
                    General Obligation Bonds, Series 1996
                                5.850%, 1-1-2016, AAA/Aaa       1,000,000
1,087,130
            City of Peoria Parking Facility Improvements,
                       General Obligation Bonds, Series A
                                5.300%, 1-1-2021, AAA/Aaa       1,000,000
1,015,150

2,102,280

 Indiana (8.4%)
                   City of Petersburg, Pollution Control,
                              Revenue Bonds, Series 1977,
                               5.500%, 10-1-2023, AA-/Aa2       1,000,000
1,028,900
           Indiana Public Schools, School Building Corp.,
                  Revenue Bonds, 5.250%, 7-5-2017, AAA/NR       1,000,000
1,025,300

2,054,200

 Iowa (8.7%)
Iowa Finance Authority, Drake University
                                  Project, Revenue Bonds,
                               5.400%, 12-1-2016, AAA/Aaa       1,000,000
1,041,180
                 Iowa State Certificate of Participation,
                             Revenue Bonds, Series 1992A,
                                6.500%, 7-1-2006, AAA/Aaa       1,000,000
1,105,380

2,146,560

 Michigan (5.7%)
                            City of Holt, Public Schools,
                      General Obligation Bonds, Series E,
                                 5.125%, 5-1-2021, NR/Aaa       1,000,000
998,010
               Michigan State Building Authority, Revenue
                   Refunding Special Sinking Fund, Series
                         1992A, 6.800%, 10-1-2021, AA/Aa2         375,000
408,803

1,406,813

 Nebraska (4.4%)
                       Neb HELP, Inc., Revenue AMT Bonds,
                                          Series 1992A-6,
                                 6.950%, 6-1-2008, NR/Aaa       1,000,000
1,087,420

 New York (4.1%)
City of New York, Municipal Water Finance Authority,
                   Water and Sewer System, Revenue Bonds,
                               5.125%, 6-15-2030, AAA/Aaa       1,000,000
1,001,820


 Ohio (8.7%)
              Franklin County Hospital, Holy Cross Health
                            Systems Corp., Revenue Bonds,
                                 5.800%, 6-1-2016, AA/Aa3      $1,000,000
$1,068,140
                           Ohio State Turnpike Authority,
                                  Revenue Bonds, Series A
                               5.500%, 2-15-2017, AAA/Aaa       1,000,000
1,081,970

2,150,110

 Pennsylvania (0.0%)
                     Pennsylvania Housing Finance Agency,
                            Multi-Family Mortgage Revenue
                                     Bonds, Series 1985A,
                                9.375%, 8-1-2028, AAA/Aa2           5,000
5,071

 Rhode Island (4.3%)
                Rhode Island Clean Water Financing Agency
                 Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa       1,000,000
1,062,780

 Texas (8.3%)
Carroll Independent School District,
                                General Obligation Bonds,
                               5.625%, 2-15-2019, AAA/Aaa       1,000,000
1,044,550
                     City of Dallas, Civic Center Project
                Revenue Bonds, 5.000%, 8-15-2028, AAA/Aaa       1,000,000
983,180

2,027,730

 Utah (4.3%)
                     Salt Lake County, Municipal Building
                                Authority, Revenue Bonds,
                                5.850%, 10-1-2017, A+/Aa3       1,000,000
1,069,120

 Virginia (4.2%)
            City of Norfolk Water Systems, Revenue Bonds,
               Series 1995,  5.375%,  11-1-2023,  AAA/Aaa       1,000,000
1,026,680

 Washington (4.4%)
            City of Seattle Water Systems, Revenue Bonds,
                                 5.625%, 8-1-2026 AAA/Aaa       1,000,000
1,070,320

 Wyoming (4.4%)
                   Wyoming State Farm Loan Board, Capital
                                Facilities Revenue Bonds,
                                5.750%, 10-1-2020, AA-/NR       1,000,000
1,077,000

 Total Municipal Bonds (cost $22,383,094)                      23,553,074


 SHORT-TERM SECURITIES (2.0%)
 South Carolina
              Piedmont Municipal Power Agency - Electric,
              Revenue Bonds, Put Bonds - Weekly, Series C
                              3.950%,  1-1-2022,  AAA/Aaa         500,000
500,000

 Total Short-Term Securities (cost $500,000)                      500,000

 Total Investments (97.9%) (cost $22,883,094)                  24,053,074
 Other Assets In Excess of Liabilities (2.1%)                     521,006
 Net Assets (100.0%)                                          $24,574,080



October 31, 1998
SCHEDULE OF INVESTMENTS
NOTES TO SCHEDULES OF INVESTMENTS

   ADR, GDR or NYRS after the name of a security represents American
     Depository Receipts, Global Depository Receipts or New York
     Registered Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

   144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*    Presently non-income producing.

+    Non-U.S. securities.

# Golden Books is currently in default on payment of its past six month interest payment which was due 9/15/98.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency:
     B-British Pound;  D-German Deutschemark;  F-French Franc;
     G-Dutch Guilder; H-Hong Kong Dollar; J-Japanese Yen; K-Swedish Krona; N-Norwegian Krone; P-Spanish Peseta; S-Swiss Franc.

** Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

   See Note 1 in the Notes to Financial Statements for security valuation, futures, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

   See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

*** Repurchase Agreement Collateral

Aggressive Growth Portfolio
Collateralized by $465,000 principal of U.S. Treasury Bonds 8.125%, due 8-15-2021; market value and accrued interest aggregated $639,840 for this collateral at October 31, 1998.

International Equity Portfolio
Collateralized by $35,000 principal of U.S. Treasury Bonds 13.250%, due 5-15-2014 and by $130,000 principal of U.S. Treasury Bonds 7.250%, due 5-15-2004; market value and accrued interest aggregated $213,094 for this collateral at October 31, 1998.

Capital Appreciation Portfolio
Collateralized by $45,000 principal of U.S. Treasury Bonds 10.625%, due 8-15-2015; market value and accrued interest aggregated $73,318 for this collateral at October 31, 1998.

Growth Portfolio
Collateralized by $55,000 principal of U.S. Treasury Bonds 12.750%, due 11-15-2010; market value and accrued interest aggregated $84,421 for this collateral at October 31, 1998.

C.A.S.E. Portfolio
Collateralized by $300,000 principal of U.S. Treasury Bills, due 2-4-1999;
     market value and accrued interest aggregated $296,550 for this collateral at October 31, 1998.

Strategic Total Return Portfolio
Collateralized by $660,000 principal of U.S. Treasury Notes 9.125%, due 5-15-1999; market value and accrued interest aggregated $703,725 for this collateral at October 31, 1998.

Tactical Asset Allocation Portfolio
Collateralized by $365,000 principal of U.S. Treasury Bills, due 2-4-1999;
     market value and accrued interest aggregated $360,803 for this collateral at October 31, 1998.

Balanced Portfolio
Collateralized by $25,000 principal of U.S. Treasury Bonds 9.875%, due 11-15-2015; market value and accrued interest aggregated $39,154 for this collateral at October 31, 1998.

Flexible Income Portfolio
Collateralized by $80,000 principal of U.S. Treasury Notes 5.750%, due 11-30-2002; market value and accrued interest aggregated $86,100 for this collateral at October 31, 1998.

Income Plus Portfolio
Collateralized by $635,000 principal of U.S. Treasury Bills, due 2-4-1999;
     market value and accrued interest aggregated $627,698 for this collateral at October 31, 1998.



Preface to the Financial Statements

Statement of Assets and Liabilities
This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your Portfolio. Items listed are the major components of your Portfolio's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the Portfolio. Items of particular interest are defined below.
Assets Articles of value the Portfolio owns such as investments and receivables
Liabilities Obligations of the Portfolio such as expenses and payables Net Assets The result of Assets less Liabilities
Net Assets Consist Of Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the Portfolio
Shares of Beneficial Interest Outstanding The number of shares owned by shareholders for each Share Class at the close of the period
Net Asset Value ("NAV") Per Share Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class
Maximum Offering Price Per Share The NAV plus the maximum sales load, if any, attributable to the Share Class

Statement of Operations
This schedule is also known as the Income Statement. Its objective is to provide a financial summary of the Portfolio's operations by listing the revenues generated during the period, expenses incurred during the period and the Portfolio's profits and/or losses. Items of particular interest are defined below.
Investment Income Earnings on Portfolio investments such as dividends and interest
Expenses  Expenses incurred by the Portfolios such as management fees
Net Investment Income The result of Investment Income less Expenses Realized Gains or Losses Gains or Losses from the sale of investments Unrealized Gains or Losses Represents the difference between the current market value and the acquisition cost of securities currently held


Statement of Changes in Net Assets

The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.
Operations Summarized information from the Statement of Operations Distributions to Shareholders Capital Gains and Investment Income distributions paid to shareholders.
Change in Net Assets resulting from Shares of Beneficial Interest The change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the Portfolio.
Undistributed Net Investment Income The amount of Net Investment Income that was not distributed to shareholders.


Financial Highlights
The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.
Total Return The performance for an investment made exactly one year prior, assuming no sales load.
Expense Ratios The percentage of a Portfolio's average net assets used to pay its annual advisory and administrative expenses.
Portfolio Turnover A measure of Portfolio trading activity during the year. A turnover ratio of 100% would represent a portfolio whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Portfolios with high turnover ratios incur higher transaction costs and are more likely to realize and distribute capital gains.





STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998


All numbers (except per share amounts)  Aggressive        Intl      Capital
 in thousands                               Growth      Equity   Appreciatn

Assets:
Investment securities, at market value    $61,292      $6,497      $29,608
Cash (1)                                       10          69          -
Receivables:
Investment securities sold                  1,588           1          667
Shares of beneficial interest sold            132          17           25
Interest                                      -           -            -
Dividends                                      19          15           15
Due from investment adviser                   -             4          -
Forward foreign currency contracts            -           -             12
Other                                           6           1            3
                                           63,047       6,604       30,330
Liabilities:
Accounts payable:
Investment securities purchased               304         -          1,280
Shares of beneficial interest redeemed         59         -             48
Accrued liabilities:
Management and advisory fees                   40         -             26
Distribution fees                              24           3           10
Transfer agent fees and expenses               36           3           15
Forward foreign currency contracts            -             3           11
Other                                          34          19           26
                                              497          28        1,416
Net Assets                                $62,550      $6,576      $28,914

Net Assets Consist Of:
Shares of beneficial interest, unlimited
 shares authorized                         45,563       6,625       22,505
Undistributed net investment income (loss)
 or (distribution in excess of net
 investment income)                            (5)        -             (3)
Undistributed net realized gain (loss)
 from investments and foreign currency
 transactions                               3,224        (314)       2,846
Net unrealized appreciation (depreciation)
 of investments and on translation of
 assets and liabilities in foreign
 currencies                                13,768         265        3,566
Net Assets                                $62,550      $6,576      $28,914
Investment securities, at cost            $47,525      $6,230      $26,043

Shares Of Beneficial Interest Outstanding:
Class A shares                              2,087         462        1,402
Class B shares                                482         112          223
Class C shares                                254          37           82
Class T shares (2)

Net Asset Value Per Share:
Class A shares                             $22.24      $10.77       $16.97
Class B shares                             $21.93      $10.71       $16.72
Class C shares                             $21.98      $10.72       $16.76
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                             $23.53      $11.40       $17.96
Class T shares (2)


                                            Global      Growth     C.A.S.E.

Assets:
Investment securities, at market value   $497,583  $1,664,073       $7,604
Cash (1)                                   25,210         -             10
Receivables:
Investment securities sold                  2,418      11,072          163
Shares of beneficial interest sold          2,921       2,353           12
Interest                                      -            15          -
Dividends                                     711         463            3
Due from investment adviser                   -           -            -
Forward foreign currency contracts          1,183         111          -
Other                                          45         160            1
                                          530,071   1,678,247        7,793
Liabilities:
Accounts payable:
Investment securities purchased            51,490       2,820          127
Shares of beneficial interest redeemed      1,206         906            8
Accrued liabilities:
Management and advisory fees                  186         238            9
Distribution fees                             209         283            4
Transfer agent fees and expenses              126         314            6
Forward foreign currency contracts          5,975         747          -
Other                                         247         346           16
                                           59,439       5,654          170
Net Assets                               $470,632  $1,672,593       $7,623

Net Assets Consist Of:
Shares of beneficial interest, unlimited
 shares authorized                        405,117     888,038        8,480
Undistributed net investment income (loss)
 or (distribution in excess of net
 investment income)                           (28)       (143)          (1)
Undistributed net realized gain (loss)
 from investments and foreign currency
 transactions                              (2,270)     22,261          601
Net unrealized appreciation (depreciation)
 of investments and on translation of
 assets and liabilities in foreign
 currencies                                67,813     762,437       (1,457)
Net Assets                               $470,632  $1,672,593       $7,623
Investment securities, at cost           $425,034    $901,006       $9,061

Shares Of Beneficial Interest Outstanding:
Class A shares                             12,305      27,864          423
Class B shares                              4,684       1,426          246
Class C shares                              2,698       2,028           88
Class T shares (2)                                     25,413

Net Asset Value Per Share:
Class A shares                             $24.09      $29.35       $10.14
Class B shares                             $23.62      $28.63       $10.02
Class C shares                             $23.56      $28.74       $10.04
Class T shares (2)                                     $29.74

Maximum Offering Price Per Share (3):
Class A shares                             $25.49      $31.06       $10.73
Class T shares (2)                                     $32.50

                                             Value   Strategic   Tact Asset
                                            Equity  Ttl Return   Allocation

Assets:
Investment securities, at market value    $15,032     $48,640      $37,622
Cash (1)                                        4           9           10
Receivables:
Investment securities sold                    -           -            -
Shares of beneficial interest sold             81         181           33
Interest                                      -           271          194
Dividends                                      14          30           32
Due from investment adviser                   -           -            -
Forward foreign currency contracts            -           -            -
Other                                           1           5            4
                                           15,132      49,136       37,895
Liabilities:
Accounts payable:
Investment securities purchased               -           137          -
Shares of beneficial interest redeemed         18          72           36
Accrued liabilities:
Management and advisory fees                   14          40           35
Distribution fees                               8          22           22
Transfer agent fees and expenses                8          17           12
Forward foreign currency contracts            -           -            -
Other                                          16          27           22
                                               64         315          127
Net Assets                                $15,068     $48,821      $37,768

Net Assets Consist Of:
Shares of beneficial interest, unlimited
 shares authorized                         15,534      43,123       33,670
Undistributed net investment income (loss)
 or (distribution in excess of net
 investment income)                            (1)        141          111
Undistributed net realized gain (loss)
 from investments and foreign currency
 transactions                                 360         261        1,857
Net unrealized appreciation (depreciation)
 of investments and on translation of
 assets and liabilities in foreign
 currencies                                  (825)      5,296        2,130
Net Assets                                $15,068     $48,821      $37,768
Investment securities, at cost            $15,858     $43,345      $35,492

Shares Of Beneficial Interest Outstanding:
Class A shares                                724       1,981        1,199
Class B shares                                457         606        1,118
Class C shares                                183         431          559
Class T shares (2)

Net Asset Value Per Share:
Class A shares                             $11.09      $16.18       $13.14
Class B shares                             $10.98      $16.17       $13.13
Class C shares                             $11.00      $16.17       $13.13
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                             $11.74      $17.12       $13.90
Class T shares (2)

                                                      Flexible       Income
                                          Balanced      Income         Plus

Assets:
Investment securities, at market value    $39,673     $19,388      $71,916
Cash (1)                                      -            10          -
Receivables:
Investment securities sold                    326         -            -
Shares of beneficial interest sold            230         122          292
Interest                                      224         367        1,328
Dividends                                      21         -            -
Due from investment adviser                   -           -            -
Forward foreign currency contracts             14          12          -
Other                                           4           2            9
                                           40,492      19,901       73,545
Liabilities:
Accounts payable:
Investment securities purchased               569         250          -
Shares of beneficial interest redeemed         10          12          825
Accrued liabilities:
Management and advisory fees                   37          28           38
Distribution fees                              18           8           27
Transfer agent fees and expenses               10           6           15
Forward foreign currency contracts             14          10          -
Other                                          26          23           32
                                              684         337          937
Net Assets                                $39,808     $19,564      $72,608

Net Assets Consist Of:
Shares of beneficial interest, unlimited
 shares authorized                         35,234      19,035       71,217
Undistributed net investment income (loss)
 or (distribution in excess of net
 investment income)                            57          42          293
Undistributed net realized gain (loss)
 from investments and foreign currency
 transactions                                 247        (190)       1,445
Net unrealized appreciation (depreciation)
 of investments and on translation of
 assets and liabilities in foreign
 currencies                                 4,270         677         (347)
Net Assets                                $39,808     $19,564      $72,608
Investment securities, at cost            $35,406     $18,713      $72,262

Shares Of Beneficial Interest Outstanding:
Class A shares                              1,559       1,522        6,090
Class B shares                                808         243          484
Class C shares                                332         224          391
Class T shares (2)

Net Asset Value Per Share:
Class A shares                             $14.75       $9.84       $10.43
Class B shares                             $14.74       $9.83       $10.42
Class C shares                             $14.74       $9.84       $10.42
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                             $15.61      $10.41       $11.04
Class T shares (2)

                                              Tax-
                                            Exempt

Assets:
Investment securities, at market value    $24,053
Cash (1)                                      168
Receivables:
Investment securities sold                    -
Shares of beneficial interest sold             74
Interest                                      353
Dividends                                     -
Due from investment adviser                   -
Forward foreign currency contracts            -
Other                                           3
                                           24,651
Liabilities:
Accounts payable:
Investment securities purchased               -
Shares of beneficial interest redeemed         15
Accrued liabilities:
Management and advisory fees                   29
Distribution fees                               8
Transfer agent fees and expenses                5
Forward foreign currency contracts            -
Other                                          20
                                               77
Net Assets                                $24,574

Net Assets Consist Of:
Shares of beneficial interest, unlimited
 shares authorized                         22,943
Undistributed net investment income
 (loss) or (distribution in excess of
 net investment income)                        51
Undistributed net realized gain (loss)
 from investments and foreign currency
 transactions                                 410
Net unrealized appreciation (depreciation)
 of investments and on translation of
 assets and liabilities in foreign
 currencies                                 1,170
Net Assets                                $24,574
Investment securities, at cost            $22,883

Shares Of Beneficial Interest Outstanding:
Class A shares                              1,869
Class B shares                                 54
Class C shares                                135
Class T shares (2)

Net Asset Value Per Share:
Class A shares                             $11.94
Class B shares                             $11.94
Class C shares                             $11.94
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                             $12.63
Class T shares (2)

(1) International Equity cash balance includes foreign cash of $ 49 with a cost of $ 49; Global cash balance includes foreign cash of $ 146 with a cost of $ 122.

(2) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

(3) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for class B equals net asset value less any applicable contingent deferred sales charges.


The notes to the financial statements are an integral part of these statements.



STATEMENTS OF OPERATIONS
For the year ended October 31, 1998

                                        Aggressive        Intl      Capital
All numbers in thousands                    Growth      Equity   Appreciatn

Investment Income:
Interest                                     $123         $12          $51
Dividends                                     259          97           85
Withholding taxes on foreign dividends         (2)        (11)          (3)
                                              380          98          133
Expenses:
Management and advisory fees                  517          53          275
Transfer agent fees and expenses              311          25          128
Custody and accounting fees and expenses       45          67           72
Registration fees                              26          53           21
Trustees fees and expenses                      5           1            2
Audit fees and expenses                         7           6            6
Other                                          38           3           17

Distribution and service fees:
Class A                                       139          14           79
Class B                                        73           9           33
Class C                                        42           4           14
Gross Expenses                              1,203         235          647

Less fee waivers and reimbursements by the
 investment adviser                          (173)       (118)        (108)
Net Expenses                                1,030         117          539

Net Investment Income (Loss)                 (650)        (19)        (406)


Realized Gain (Loss) on Investments,
 Futures Contracts and
Foreign Currency Transactions:
Net realized gain (loss) on investments     3,253        (253)       3,360
Net realized (loss) on futures contracts      -           -            -
Net realized gain (loss) from foreign
 currency transactions                        -           (33)        (112)
                                            3,253        (286)       3,248



Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
Investments                                 7,048         336          (13)
Translation of assets and liabilities
 denominated in foreign currency              -            (1)          63
                                            7,048         335           50
Net Gain (Loss) on Investments, Futures
 Contracts and Foreign Currency
 Transactions                              10,301          49        3,298
Net Increase (Decrease) in Net Assets
 Resulting from Operations                 $9,651         $30       $2,892


                                            Global      Growth     C.A.S.E.

Investment Income:
Interest                                   $1,485      $3,566          $34
Dividends                                   4,405      10,949           64
Withholding taxes on foreign dividends       (498)       (267)         -
                                            5,392      14,248           98
Expenses:
Management and advisory fees                3,907      13,582           88
Transfer agent fees and expenses            1,032       2,628           47
Custody and accounting fees and expenses      542         232           23
Registration fees                              97         133           13
Trustees fees and expenses                     38         115          -
Audit fees and expenses                        20          47            4
Other                                         140         410            7

Distribution and service fees:
Class A                                       942       2,544           16
Class B                                       744         222           26
Class C                                       426         194           15
Gross Expenses                              7,888      20,107          239

Less fee waivers and reimbursements by the
 investment adviser                           -           -            (51)
Net Expenses                                7,888      20,107          188

Net Investment Income (Loss)               (2,496)     (5,859)         (90)


Realized Gain (Loss) on Investments,
 Futures Contracts and
Foreign Currency Transactions:
Net realized gain (loss) on investments       (28)     23,850          820
Net realized (loss) on futures contracts     (556)        -            -
Net realized gain (loss) from foreign
 currency transactions                     (2,244)     (2,394)         -
                                           (2,828)     21,456          820



Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
Investments                                35,501     415,429       (2,025)
Translation of assets and liabilities
 denominated in foreign currency           (3,444)      1,276          -
                                           32,057     416,705       (2,025)
Net Gain (Loss) on Investments, Futures
 Contractsand Foreign Currency
 Transactions                              29,229     438,161       (1,205)
Net Increase (Decrease) in Net Assets
 Resulting from Operations                $26,733    $432,302      $(1,295)

                                             Value   Strategic   Tact Asset
                                            Equity  Ttl Return   Allocation

Investment Income:
Interest                                      $93        $835         $878
Dividends                                     167         464          349
Withholding taxes on foreign dividends         (1)         (2)          (3)
                                              259       1,297        1,224
Expenses:
Management and advisory fees                  140         411          333
Transfer agent fees and expenses               72         146          107
Custody and accounting fees and expenses       22          27           28
Registration fees                              53          27           15
Trustees fees and expenses                      1           4            3
Audit fees and expenses                         6           6            6
Other                                           9          26           16

Distribution and service fees:
Class A                                        27          97           50
Class B                                        41          73          125
Class C                                        20          56           60
Gross Expenses                                391         873          743

Less fee waivers and reimbursements by the
 investment adviser                           (94)        (31)          (8)
Net Expenses                                  297         842          735

Net Investment Income (Loss)                  (38)        455          489


Realized Gain (Loss) on Investments,
 Futures Contracts and
Foreign Currency Transactions:
Net realized gain (loss) on investments       398         463        1,854
Net realized (loss) on futures contracts      -           -            -
Net realized gain (loss) from foreign
 currency transactions                        -           -            -
                                              398         463        1,854



Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
Investments                                (1,499)      1,265         (467)
Translation of assets and liabilities
 denominated in foreign currency              -           -            -
                                           (1,499)      1,265         (467)
Net Gain (Loss) on Investments, Futures
 Contracts and Foreign Currency
 Transactions                              (1,101)      1,728        1,387
Net Increase (Decrease) in Net Assets
 Resulting from Operations                $(1,139)     $2,183       $1,876

                                                      Flexible       Income
                                          Balanced      Income         Plus

Investment Income:
Interest                                     $599      $1,360       $5,143
Dividends                                     167          11          469
Withholding taxes on foreign dividends         (2)        -            -
                                              764       1,371        5,612
Expenses:
Management and advisory fees                  258         152          442
Transfer agent fees and expenses               82          33          119
Custody and accounting fees and expenses       49          33           37
Registration fees                              28          14           24
Trustees fees and expenses                      3           1            4
Audit fees and expenses                         6          12           13
Other                                          12           8           20

Distribution and service fees:
Class A                                        62          51          231
Class B                                        52          12           30
Class C                                        24          11           41
Gross Expenses                                576         327          961

Less fee waivers and reimbursements by the
 investment adviser                           (51)        -            -
Net Expenses                                  525         327          961

Net Investment Income (Loss)                  239       1,044        4,651


Realized Gain (Loss) on Investments,
 Futures Contracts and
Foreign Currency Transactions:
Net realized gain (loss) on investments       244         248        1,445
Net realized (loss) on futures contracts      -           -            -
Net realized gain (loss) from foreign
 currency transactions                        (16)          6          -
                                              228         254        1,445



Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
Investments                                 2,741        (130)      (3,738)
Translation of assets and liabilities
 denominated in foreign currency               26           1          -
                                            2,767        (129)      (3,738)
Net Gain (Loss) on Investments, Futures
 Contracts and Foreign Currency
 Transactions                               2,995         125       (2,293)
Net Increase (Decrease) in Net Assets
 Resulting from Operations                 $3,234      $1,169       $2,358

                                              Tax-
                                            Exempt

Investment Income:
Interest                                   $1,296
Dividends                                     -
Withholding taxes on foreign dividends        -
                                            1,296
Expenses:
Management and advisory fees                  147
Transfer agent fees and expenses               22
Custody and accounting fees and expenses       20
Registration fees                              17
Trustees fees and expenses                      1
Audit fees and expenses                        12
Other                                           7

Distribution and service fees:
Class A                                        80
Class B                                         4
Class C                                         6
Gross Expenses                                316

Less fee waivers and reimbursements by the
 investment adviser                           (10)
Net Expenses                                  306

Net Investment Income (Loss)                  990


Realized Gain (Loss) on Investments,
 Futures Contracts and
Foreign Currency Transactions:
Net realized gain (loss) on investments       449
Net realized (loss) on futures contracts      -
Net realized gain (loss) from foreign
 currency transactions                        -
                                              449



Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
Investments                                   233
Translation of assets and liabilities
 denominated in foreign currency              -
                                              233
Net Gain (Loss) on Investments, Futures
 Contracts and Foreign Currency Transactions  682
Net Increase (Decrease) in Net Assets
 Resulting from Operations                 $1,672


The notes to the financial statements are an integral part of these statements





STATEMENTS OF CHANGES IN NET ASSETS
For the year ended October 31,

All numbers in thousands                             Aggressive
                                                         Growth
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                             $(650)      $(382)
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions             3,253       3,842
Net unrealized appreciation (depreciation) during
 the period                                              7,048       3,219
                                                         9,651       6,679



Distributions To Shareholders:
From net investment income:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
Class T
                                                           -           -
From net realized gains:
Class A                                                 (1,015)       (941)
Class B                                                   (163)        (91)
Class C                                                   (110)        (95)
Class T
                                                        (1,288)     (1,127)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  8,620       4,799
Class B                                                  4,565       2,314
Class C                                                  1,394         884
Class T
                                                        14,579       7,997

Net increase (decrease) in net assets                   22,942      13,549



Net Assets:
Beginning of period                                     39,608      26,059
End of period                                          $62,550     $39,608

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):        $(5)        $(4)

                                                  International
                                                         Equity
Increase (Decrease) In Net Assets From:                    1998    1997 (1)

Operations:
Net investment income (loss)                              $(19)         $1
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions              (286)        (11)
Net unrealized appreciation (depreciation) during
 the period                                                335         (70)
                                                            30         (80)



Distributions To Shareholders:
From net investment income:
Class A                                                    (20)        -
Class B                                                     (1)        -
Class C                                                     (1)        -
Class T
                                                           (22)        -
From net realized gains:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
Class T
                                                           -           -



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  1,879       3,108
Class B                                                    641         611
Class C                                                    (16)        425
Class T
                                                         2,504       4,144

Net increase (decrease) in net assets                    2,512       4,064



Net Assets:
Beginning of period                                      4,064         -
End of period                                           $6,576      $4,064

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):       $-           $21


                                                        Capital
                                                   Appreciation
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                             $(406)      $(331)
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions             3,248         778
Net unrealized appreciation (depreciation) during
 the period                                                 50         554
                                                         2,892       1,001



Distributions To Shareholders:
From net investment income:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
Class T
                                                           -           -
From net realized gains:
Class A                                                   (589)       (271)
Class B                                                    (82)        (31)
Class C                                                    (47)        (32)
Class T
                                                          (718)       (334)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  1,303         690
Class B                                                    691         651
Class C                                                   (476)       (511)
Class T
                                                         1,518         830

Net increase (decrease) in net assets                    3,692       1,497



Net Assets:
Beginning of period                                     25,222      23,725
End of period                                          $28,914     $25,222

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):        $(3)        $(2)



                                                         Global
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                           $(2,496)    $(1,348)
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions            (2,828)     28,339
Net unrealized appreciation (depreciation) during
 the period                                             32,057      13,215
                                                        26,733      40,206



Distributions To Shareholders:
From net investment income:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
Class T
                                                           -           -
From net realized gains:
Class A                                                (19,124)    (13,750)
Class B                                                 (4,194)       (762)
Class C                                                 (2,552)       (956)
Class T
                                                       (25,870)    (15,468)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 72,572      61,654
Class B                                                 70,019      36,024
Class C                                                 37,336      16,999
Class T
                                                       179,927     114,677

Net increase (decrease) in net assets                  180,790     139,415



Net Assets:
Beginning of period                                    289,842     150,427
End of period                                         $470,632    $289,842

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):       $(28)       $(16)



                                                         Growth
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                           $(5,859)       $709
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions            21,456     164,142
Net unrealized appreciation (depreciation) during
 the period                                            416,705      19,578
                                                       432,302     184,429



Distributions To Shareholders:
From net investment income:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
Class T                                                   (802)        -
                                                          (802)        -
From net realized gains:
Class A                                                (80,490)    (11,899)
Class B                                                 (1,902)       (130)
Class C                                                 (1,933)       (256)
Class T                                                (78,155)    (11,980)
                                                      (162,480)    (24,265)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 71,245     (28,708)
Class B                                                 23,928       6,651
Class C                                                 37,693       1,582
Class T                                                 25,693     (49,849)
                                                       158,559     (70,324)

Net increase (decrease) in net assets                  427,579      89,840



Net Assets:
Beginning of period                                  1,245,014   1,155,174
End of period                                       $1,672,593  $1,245,014

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):      $(143)       $713



                                                       C.A.S.E.
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                              $(90)       $(36)
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions               820         774
Net unrealized appreciation (depreciation) during
 the period                                             (2,025)        444
                                                        (1,295)      1,182



Distributions To Shareholders:
From net investment income:
Class A                                                    -           (89)
Class B                                                    -           (45)
Class C                                                    -           (42)
Class T
                                                           -          (176)
From net realized gains:
Class A                                                   (340)        -
Class B                                                   (191)        -
Class C                                                   (157)        -
Class T
                                                          (688)        -



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  1,293       1,775
Class B                                                    656         957
Class C                                                   (727)      1,125
Class T
                                                         1,222       3,857

Net increase (decrease) in net assets                     (761)      4,863



Net Assets:
Beginning of period                                      8,384       3,521
End of period                                           $7,623      $8,384

Undistributed Net Investment Income (Loss) or
 (Distribution in
Excess of Net Investment Income):                          $(1)        $(1)


                                                          Value
                                                         Equity
Increase (Decrease) In Net Assets From:                    1998    1997 (1)

Operations:
Net investment income (loss)                              $(38)         $4
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions               398          36
Net unrealized appreciation (depreciation) during
 the period                                             (1,499)        674
                                                        (1,139)        714



Distributions To Shareholders:
From net investment income:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
Class T
                                                           -           -
From net realized gains:
Class A                                                    (23)        -
Class B                                                    (11)        -
Class C                                                     (7)        -
Class T
                                                           (41)        -



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  3,324       4,887
Class B                                                  2,577       2,646
Class C                                                    585       1,515
Class T
                                                         6,486       9,048

Net increase (decrease) in net assets                    5,306       9,762



Net Assets:
Beginning of period                                      9,762         -
End of period                                          $15,068      $9,762

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):        $(1)         $4


                                                      Strategic
                                                   Total Return
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                              $455        $281
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions               463       1,228
Net unrealized appreciation (depreciation) during
 the period                                              1,265       2,713
                                                         2,183       4,222



Distributions To Shareholders:
From net investment income:
Class A                                                   (340)       (207)
Class B                                                    (42)        (18)
Class C                                                    (42)        (20)
                                                          (424)       (245)
From net realized gains:
Class A                                                   (961)       (291)
Class B                                                   (225)        (43)
Class C                                                   (199)        (45)
                                                        (1,385)       (379)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 10,079       7,161
Class B                                                  5,034       2,574
Class C                                                  2,675       2,106
                                                        17,788      11,841

Net increase (decrease) in net assets                   18,162      15,439


Net Assets:
Beginning of period                                     30,659      15,220
End of period                                          $48,821     $30,659


Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):       $141         $70


                                                 Tactical Asset
                                                     Allocation
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                              $489        $275
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions             1,854       1,555
Net unrealized appreciation (depreciation) during
 the period                                               (467)      1,892
                                                         1,876       3,722



Distributions To Shareholders:
From net investment income:
Class A                                                   (229)       (138)
Class B                                                   (122)        (54)
Class C                                                    (71)        (35)
                                                          (422)       (227)
From net realized gains:
Class A                                                   (688)        (30)
Class B                                                   (562)        (18)
Class C                                                   (302)        (17)
                                                        (1,552)        (65)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  3,481       2,291
Class B                                                  4,970       3,578
Class C                                                  2,289        (340)
                                                        10,740       5,529

Net increase (decrease) in net assets                   10,642       8,959


Net Assets:
Beginning of period                                     27,126      18,167
End of period                                          $37,768     $27,126


Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):       $111         $62



                                                       Balanced
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                              $239        $155
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions               228       1,751
Net unrealized appreciation (depreciation) during
 the period                                              2,767         876
                                                         3,234       2,782



Distributions To Shareholders:
From net investment income:
Class A                                                   (175)       (155)
Class B                                                    (17)        (15)
Class C                                                    (12)        (12)
                                                          (204)       (182)
From net realized gains:
Class A                                                 (1,280)     (1,109)
Class B                                                   (260)       (130)
Class C                                                   (158)       (128)
                                                        (1,698)     (1,367)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  8,745       4,082
Class B                                                  9,015       1,501
Class C                                                  3,158         495
                                                        20,918       6,078

Net increase (decrease) in net assets                   22,250       7,311


Net Assets:
Beginning of period                                     17,558      10,247
End of period                                          $39,808     $17,558


Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):        $56         $23



                                                Flexible Income
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                            $1,044      $1,102
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions               254         328
Net unrealized appreciation (depreciation) during
 the period                                               (129)        439
                                                         1,169       1,869



Distributions To Shareholders:
From net investment income:
Class A                                                   (920)     (1,022)
Class B                                                    (66)        (37)
Class C                                                    (72)        (49)
                                                        (1,058)     (1,108)
From net realized gains:
Class A                                                    -           -
Class B                                                    -           -
Class C                                                    -           -
                                                           -           -



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                   (676)     (2,161)
Class B                                                  1,641         194
Class C                                                  1,282          43
                                                         2,247      (1,924)

Net increase (decrease) in net assets                    2,358      (1,163)


Net Assets:
Beginning of period                                     17,206      18,369
End of period                                          $19,564     $17,206


Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):        $42         $54



                                                    Income Plus
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                            $4,651      $4,938
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions             1,445       1,592
Net unrealized appreciation (depreciation) during
 the period                                             (3,738)      1,205
                                                         2,358       7,735



Distributions To Shareholders:
From net investment income:
Class A                                                 (4,224)     (4,601)
Class B                                                   (170)        (80)
Class C                                                   (274)       (191)
                                                        (4,668)     (4,872)
From net realized gains:
Class A                                                 (1,318)       (598)
Class B                                                    (38)         (8)
Class C                                                    (77)        (26)
                                                        (1,433)       (632)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                  1,203      (2,758)
Class B                                                  3,450         905
Class C                                                    845         605
                                                         5,498      (1,248)

Net increase (decrease) in net assets                    1,755         983


Net Assets:
Beginning of period                                     70,853      69,870
End of period                                          $72,608     $70,853


Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):       $293        $308



                                                     Tax-Exempt
Increase (Decrease) In Net Assets From:                    1998        1997

Operations:
Net investment income (loss)                              $990      $1,130
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions               449         286
Net unrealized appreciation (depreciation) during
 the period                                                233         619
                                                         1,672       2,035



Distributions To Shareholders:
From net investment income:
Class A                                                   (925)     (1,091)
Class B                                                    (14)        (11)
Class C                                                    (40)        (32)
                                                          (979)     (1,134)
From net realized gains:
Class A                                                   (306)       (167)
Class B                                                     (4)         (2)
Class C                                                    (12)         (5)
                                                          (322)       (174)



Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 (1,369)     (1,816)
Class B                                                    272         169
Class C                                                    682         (38)
                                                          (415)     (1,685)

Net increase (decrease) in net assets                      (44)       (958)


Net Assets:
Beginning of period                                     24,618      25,576
End of period                                          $24,574     $24,618


Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):        $51         $40




  (1) From commencement of investment operations on February 1, 1997 through October 31, 1997.

The notes to the financial statements are an integral part of these statements.



FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

                                      Investment Operations
                       Net Asset
          Year or      Value,       Net     Net Rlzd &
           Period      Beginning  Investment  Unrlzd      Total
            Ended      of Period   Inc (Loss)Gain (Loss)Operatns

Aggressive Growth
 Class A 10/31/98        $18.77        $0.03     $4.02    $4.05
         10/31/97         15.70         0.05      3.69     3.74
         10/31/96   (1)   15.75        (0.01)    (0.04)   (0.05)
          9/30/96   (2)   17.68        (0.15)    (0.76)   (0.91)
          9/30/95   (3)   10.00        (0.14)     7.82     7.68
 Class B 10/31/98         18.58        (0.09)     4.02     3.93
         10/31/97         15.58        (0.02)     3.69     3.67
         10/31/96   (1)   15.63        (0.01)    (0.04)   (0.05)
          9/30/96   (2)   17.64        (0.23)    (0.76)   (0.99)
 Class C 10/31/98         18.61        (0.07)     4.02     3.95
         10/31/97         15.60        (0.01)     3.69     3.68
         10/31/96   (1)   15.65        (0.01)    (0.04)   (0.05)
          9/30/96   (2)   17.64        (0.21)    (0.76)   (0.97)
          9/30/95   (3)   10.00        (0.18)     7.82     7.64
International Equity
 Class A 10/31/98         10.57         0.07      0.20     0.27
         10/31/97   (4)   10.00         0.07      0.50     0.57
 Class B 10/31/98         10.52          -        0.20     0.20
         10/31/97   (4)   10.00         0.02      0.50     0.52
 Class C 10/31/98         10.53         0.01      0.20     0.21
         10/31/97   (4)   10.00         0.03      0.50     0.53
Capital Appreciation
 Class A 10/31/98         15.90         0.01      1.51     1.52
         10/31/97         15.49         0.04      0.58     0.62
         10/31/96   (1)   15.75        (0.02)    (0.24)   (0.26)
          9/30/96   (2)   13.54        (0.02)     3.12     3.10
          9/30/95   (3)   10.00        (0.03)     3.57     3.54
 Class B 10/31/98         15.74        (0.08)     1.51     1.43
         10/31/97         15.42        (0.05)     0.58     0.53
         10/31/96   (1)   15.69        (0.03)    (0.24)   (0.27)
          9/30/96         13.49        (0.10)     3.12     3.02
 Class C 10/31/98         15.77        (0.07)     1.51     1.44
         10/31/97         15.43        (0.03)     0.58     0.55
         10/31/96   (1)   15.70        (0.03)    (0.24)   (0.27)
          9/30/96   (2)   13.49        (0.08)     3.12     3.04
          9/30/95   (3)   10.00        (0.08)     3.57     3.49
Global
 Class A 10/31/98         23.74         0.08      2.34     2.42
         10/31/97         21.39         0.07      4.38     4.45
         10/31/96   (1)   21.40        (0.02)     0.01    (0.01)
          9/30/96         17.73        (0.09)     4.38     4.29
          9/30/95         15.93        (0.06)     2.42     2.36
 Class B 10/31/98         23.38        (0.03)     2.34     2.31
         10/31/97         21.13        (0.03)     4.38     4.35
         10/31/96   (1)   21.14        (0.02)     0.01    (0.01)
          9/30/96         17.57        (0.19)     4.38     4.19
 Class C 10/31/98         23.30        (0.01)     2.34     2.33
         10/31/97         21.03        (0.01)     4.38     4.37
         10/31/96   (1)   21.04        (0.02)     0.01    (0.01)
          9/30/96         17.46        (0.18)     4.38     4.20
          9/30/95         15.74        (0.14)     2.42     2.28
Growth
 Class A 10/31/98        $25.04       $(0.02)    $7.64    $7.62
         10/31/97         21.97        (0.02)     3.56     3.54
         10/31/96   (1)   22.21          -       (0.24)   (0.24)
          9/30/96         22.84        (0.11)     4.66     4.55
          9/30/95         16.78        (0.05)     6.18     6.13
 Class B 10/31/98         24.55        (0.25)     7.64     7.39
         10/31/97         21.60        (0.14)     3.56     3.42
         10/31/96   (1)   21.85        (0.01)    (0.24)   (0.25)
          9/30/96         22.64        (0.27)     4.66     4.39
 Class C 10/31/98         24.62        (0.21)     7.64     7.43
         10/31/97         21.65        (0.12)     3.56     3.44
         10/31/96   (1)   21.91        (0.02)    (0.24)   (0.26)
          9/30/96         22.64        (0.21)     4.66     4.45
          9/30/95         16.68        (0.15)     6.18     6.03
 Class T 10/31/98         25.31         0.13      7.64     7.77
         10/31/97         22.17         0.05      3.56     3.61
         10/31/96   (1)   22.41          -       (0.24)   (0.24)
          9/30/96   (5)   22.23          -        0.18     0.18
C.A.S.E.
 Class A 10/31/98         12.90         0.03     (1.84)   (1.81)
         10/31/97   (2)   10.56        (0.01)     2.86     2.85
         10/31/96   (1)   10.46        (0.07)     0.17     0.10
          9/30/96   (6)   10.00         0.61     (0.15)    0.46
 Class B 10/31/98         12.85        (0.04)    (1.84)   (1.88)
         10/31/97   (2)   10.51        (0.07)     2.86     2.79
         10/31/96   (1)   10.41        (0.07)     0.17     0.10
          9/30/96   (6)   10.00         0.56     (0.15)    0.41
 Class C 10/31/98         12.86        (0.03)    (1.84)   (1.87)
         10/31/97   (2)   10.52        (0.06)     2.86     2.80
         10/31/96   (1)   10.42        (0.07)     0.17     0.10
          9/30/96   (6)   10.00         0.57     (0.15)    0.42
Value Equity
 Class A 10/31/98         11.71         0.03     (0.61)   (0.58)
         10/31/97   (4)   10.00         0.02      1.69     1.71
 Class B 10/31/98         11.67        (0.04)    (0.61)   (0.65)
         10/31/97   (4)   10.00        (0.02)     1.69     1.67
 Class C 10/31/98         11.67        (0.02)    (0.61)   (0.63)
         10/31/97   (4)   10.00        (0.02)     1.69     1.67
Strategic Total Return
 Class A 10/31/98         15.91         0.21      0.94     1.15
         10/31/97         13.43         0.20      2.79     2.99
         10/31/96   (1)   13.27         0.01      0.15     0.16
          9/30/96         11.74         0.20      1.65     1.85
          9/30/95   (3)   10.00         0.09      1.75     1.84
 Class B 10/31/98         15.89         0.11      0.94     1.05
         10/31/97         13.42         0.10      2.79     2.89
         10/31/96   (1)   13.27          -        0.15     0.15
          9/30/96         11.73         0.13      1.65     1.78
 Class C 10/31/98         15.90         0.12      0.94     1.06
         10/31/97         13.42         0.12      2.79     2.91
         10/31/96   (1)   13.27          -        0.15     0.15
          9/30/96         11.73         0.15      1.65     1.80
          9/30/95   (3)   10.00         0.03      1.75     1.78
Tactical Asset Allocation
 Class A 10/31/98        $13.19        $0.22     $0.67    $0.89
         10/31/97         11.19         0.19      2.02     2.21
         10/31/96   (1)   11.03         0.02      0.14     0.16
          9/30/96         10.00         0.08      1.03     1.11
 Class B 10/31/98         13.18         0.14      0.67     0.81
         10/31/97         11.18         0.11      2.02     2.13
         10/31/96   (1)   11.02         0.02      0.14     0.16
 Class C 10/31/98         13.18         0.15      0.67     0.82
         10/31/97         11.18         0.12      2.02     2.14
         10/31/96   (1)   11.03         0.01      0.14     0.15
          9/30/96         10.00         0.02      1.03     1.05
Balanced
 Class A 10/31/98         14.34         0.15      1.76     1.91
         10/31/97         13.58         0.19      2.52     2.71
         10/31/96   (1)   13.47         0.01      0.10     0.11
          9/30/96         11.47         0.24      2.25     2.49
          9/30/95   (3)   10.00         0.05      1.47     1.52
 Class B 10/31/98         14.33         0.06      1.76     1.82
         10/31/97         13.56         0.12      2.52     2.64
         10/31/96   (1)   13.46          -        0.10     0.10
          9/30/96         11.47         0.15      2.25     2.40
 Class C 10/31/98         14.33         0.07      1.76     1.83
         10/31/97         13.57         0.12      2.52     2.64
         10/31/96   (1)   13.46         0.01      0.10     0.11
          9/30/96         11.47         0.16      2.25     2.41
          9/30/95   (3)   10.00         0.01      1.47     1.48
Flexible Income
 Class A 10/31/98          9.75         0.61      0.10     0.71
         10/31/97          9.33         0.61      0.42     1.03
         10/31/96   (1)    9.19         0.05      0.14     0.19
          9/30/96          9.17         0.60       -       0.60
          9/30/95          8.83         0.61      0.37     0.98
 Class B 10/31/98          9.75         0.54      0.10     0.64
         10/31/97          9.32         0.56      0.42     0.98
         10/31/96   (1)    9.18         0.05      0.14     0.19
          9/30/96          9.17         0.53       -       0.53
 Class C 10/31/98          9.75         0.56      0.10     0.66
         10/31/97          9.32         0.57      0.42     0.99
         10/31/96   (1)    9.18         0.05      0.14     0.19
          9/30/96          9.17         0.54       -       0.54
          9/30/95          8.83         0.56      0.37     0.93
Income Plus
 Class A 10/31/98        $10.96        $0.69    $(0.30)   $0.39
         10/31/97         10.61         0.76      0.44     1.20
         10/31/96   (1)   10.41         0.04      0.22     0.26
          9/30/96         10.36         0.72      0.04     0.76
          9/30/95          9.75         0.75      0.71     1.46
 Class B 10/31/98         10.96         0.61     (0.30)    0.31
         10/31/97         10.61         0.69      0.44     1.13
         10/31/96   (1)   10.40         0.05      0.22     0.27
          9/30/96         10.35         0.65      0.04     0.69
 Class C 10/31/98         10.96         0.62     (0.30)    0.32
         10/31/97         10.61         0.70      0.44     1.14
         10/31/96   (1)   10.40         0.05      0.22     0.27
          9/30/96         10.35         0.66      0.04     0.70
          9/30/95          9.74         0.69      0.71     1.40
Tax-Exempt
 Class A 10/31/98         11.75         0.48      0.34     0.82
         10/31/97         11.40         0.53      0.43     0.96
         10/31/96   (1)   11.36         0.05      0.04     0.09
          9/30/96         11.34         0.55      0.10     0.65
          9/30/95         11.10         0.55      0.29     0.84
 Class B 10/31/98         11.74         0.41      0.34     0.75
         10/31/97         11.40         0.44      0.43     0.87
         10/31/96   (1)   11.36         0.04      0.04     0.08
          9/30/96         11.34         0.48      0.10     0.58
 Class C 10/31/98         11.75         0.45      0.34     0.79
         10/31/97         11.40         0.50      0.43     0.93
         10/31/96   (1)   11.36         0.04      0.04     0.08
          9/30/96         11.34         0.52      0.10     0.62
          9/30/95         11.10         0.52      0.29     0.81

                                 Distributions
                                                       Net Asset
                        From Net     From Net             Value,
                       Investment    Realized    Total    End of
                          Income   Cap Gains Distribs    Period

Aggressive Growth
 Class A 10/31/98          $-         $(0.58)   $(0.58)  $22.24
         10/31/97           -          (0.67)    (0.67)   18.77
         10/31/96   (1)     -            -         -      15.70
          9/30/96   (2)     -          (1.02)    (1.02)   15.75
          9/30/95   (3)     -            -         -      17.68
 Class B 10/31/98           -          (0.58)    (0.58)   21.93
         10/31/97           -          (0.67)    (0.67)   18.58
         10/31/96   (1)     -            -         -      15.58
          9/30/96   (2)     -          (1.02)    (1.02)   15.63
 Class C 10/31/98           -          (0.58)    (0.58)   21.98
         10/31/97           -          (0.67)    (0.67)   18.61
         10/31/96   (1)     -            -         -      15.60
          9/30/96   (2)     -          (1.02)    (1.02)   15.65
          9/30/95   (3)     -            -         -      17.64
International Equity
 Class A 10/31/98         (0.07)         -       (0.07)   10.77
         10/31/97   (4)     -            -         -      10.57
 Class B 10/31/98         (0.01)         -       (0.01)   10.71
         10/31/97   (4)     -            -         -      10.52
 Class C 10/31/98         (0.02)         -       (0.02)   10.72
         10/31/97   (4)     -            -         -      10.53
Capital Appreciation
 Class A 10/31/98           -          (0.45)    (0.45)   16.97
         10/31/97           -          (0.21)    (0.21)   15.90
         10/31/96   (1)     -            -         -      15.49
          9/30/96   (2)   (0.07)       (0.82)    (0.89)   15.75
          9/30/95   (3)     -            -         -      13.54
 Class B 10/31/98           -          (0.45)    (0.45)   16.72
         10/31/97           -          (0.21)    (0.21)   15.74
         10/31/96   (1)     -            -         -      15.42
          9/30/96           -          (0.82)    (0.82)   15.69
 Class C 10/31/98           -          (0.45)    (0.45)   16.76
         10/31/97           -          (0.21)    (0.21)   15.77
         10/31/96   (1)     -            -         -      15.43
          9/30/96   (2)   (0.01)       (0.82)    (0.83)   15.70
          9/30/95   (3)     -            -         -      13.49
Global
 Class A 10/31/98           -          (2.07)    (2.07)   24.09
         10/31/97           -          (2.10)    (2.10)   23.74
         10/31/96   (1)     -            -         -      21.39
          9/30/96           -          (0.62)    (0.62)   21.40
          9/30/95           -          (0.56)    (0.56)   17.73
 Class B 10/31/98           -          (2.07)    (2.07)   23.62
         10/31/97           -          (2.10)    (2.10)   23.38
         10/31/96   (1)     -            -         -      21.13
          9/30/96           -          (0.62)    (0.62)   21.14
 Class C 10/31/98           -          (2.07)    (2.07)   23.56
         10/31/97           -          (2.10)    (2.10)   23.30
         10/31/96   (1)     -            -         -      21.03
          9/30/96           -          (0.62)    (0.62)   21.04
          9/30/95           -          (0.56)    (0.56)   17.46
Growth
 Class A 10/31/98          $-         $(3.31)   $(3.31)  $29.35
         10/31/97           -          (0.47)    (0.47)   25.04
         10/31/96   (1)     -            -         -      21.97
          9/30/96           -          (5.18)    (5.18)   22.21
          9/30/95           -          (0.07)    (0.07)   22.84
 Class B 10/31/98           -          (3.31)    (3.31)   28.63
         10/31/97           -          (0.47)    (0.47)   24.55
         10/31/96   (1)     -            -         -      21.60
          9/30/96           -          (5.18)    (5.18)   21.85
 Class C 10/31/98           -          (3.31)    (3.31)   28.74
         10/31/97           -          (0.47)    (0.47)   24.62
         10/31/96   (1)     -            -         -      21.65
          9/30/96           -          (5.18)    (5.18)   21.91
          9/30/95           -          (0.07)    (0.07)   22.64
 Class T 10/31/98         (0.03)       (3.31)    (3.34)   29.74
         10/31/97           -          (0.47)    (0.47)   25.31
         10/31/96   (1)     -            -         -      22.17
          9/30/96   (5)     -            -         -      22.41
C.A.S.E.
 Class A 10/31/98           -          (0.95)    (0.95)   10.14
         10/31/97   (2)   (0.51)         -       (0.51)   12.90
         10/31/96   (1)     -            -         -      10.56
          9/30/96   (6)     -            -         -      10.46
 Class B 10/31/98           -          (0.95)    (0.95)   10.02
         10/31/97   (2)   (0.45)         -       (0.45)   12.85
         10/31/96   (1)     -            -         -      10.51
          9/30/96   (6)     -            -         -      10.41
 Class C 10/31/98           -          (0.95)    (0.95)   10.04
         10/31/97   (2)   (0.46)         -       (0.46)   12.86
         10/31/96   (1)     -            -         -      10.52
          9/30/96   (6)     -            -         -      10.42
Value Equity
 Class A 10/31/98           -          (0.04)    (0.04)   11.09
         10/31/97   (4)     -            -         -      11.71
 Class B 10/31/98           -          (0.04)    (0.04)   10.98
         10/31/97   (4)     -            -         -      11.67
 Class C 10/31/98           -          (0.04)    (0.04)   11.00
         10/31/97   (4)     -            -         -      11.67
Strategic Total Return
 Class A 10/31/98         (0.21)       (0.67)    (0.88)   16.18
         10/31/97         (0.19)       (0.32)    (0.51)   15.91
         10/31/96   (1)     -            -         -      13.43
          9/30/96         (0.17)       (0.15)    (0.32)   13.27
          9/30/95   (3)   (0.10)         -       (0.10)   11.74
 Class B 10/31/98         (0.10)       (0.67)    (0.77)   16.17
         10/31/97         (0.10)       (0.32)    (0.42)   15.89
         10/31/96   (1)     -            -         -      13.42
          9/30/96         (0.09)       (0.15)    (0.24)   13.27
 Class C 10/31/98         (0.12)       (0.67)    (0.79)   16.17
         10/31/97         (0.11)       (0.32)    (0.43)   15.90
         10/31/96   (1)     -            -         -      13.42
          9/30/96         (0.11)       (0.15)    (0.26)   13.27
          9/30/95   (3)   (0.05)         -       (0.05)   11.73
Tactical Asset Allocation
 Class A 10/31/98        $(0.21)      $(0.73)   $(0.94)  $13.14
         10/31/97         (0.17)       (0.04)    (0.21)   13.19
         10/31/96   (1)     -            -         -      11.19
          9/30/96         (0.08)         -       (0.08)   11.03
 Class B 10/31/98         (0.13)       (0.73)    (0.86)   13.13
         10/31/97         (0.09)       (0.04)    (0.13)   13.18
         10/31/96   (1)     -            -         -      11.18
 Class C 10/31/98         (0.14)       (0.73)    (0.87)   13.13
         10/31/97         (0.10)       (0.04)    (0.14)   13.18
         10/31/96   (1)     -            -         -      11.18
          9/30/96         (0.02)         -       (0.02)   11.03
Balanced
 Class A 10/31/98         (0.15)       (1.35)    (1.50)   14.75
         10/31/97         (0.20)       (1.75)    (1.95)   14.34
         10/31/96   (1)     -            -         -      13.58
          9/30/96         (0.21)       (0.28)    (0.49)   13.47
          9/30/95   (3)   (0.05)         -       (0.05)   11.47
 Class B 10/31/98         (0.06)       (1.35)    (1.41)   14.74
         10/31/97         (0.12)       (1.75)    (1.87)   14.33
         10/31/96   (1)     -            -         -      13.56
          9/30/96         (0.13)       (0.28)    (0.41)   13.46
 Class C 10/31/98         (0.07)       (1.35)    (1.42)   14.74
         10/31/97         (0.13)       (1.75)    (1.88)   14.33
         10/31/96   (1)     -            -         -      13.57
          9/30/96         (0.14)       (0.28)    (0.42)   13.46
          9/30/95   (3)   (0.01)         -       (0.01)   11.47
Flexible Income
 Class A 10/31/98         (0.62)         -       (0.62)    9.84
         10/31/97         (0.61)         -       (0.61)    9.75
         10/31/96   (1)   (0.05)         -       (0.05)    9.33
          9/30/96         (0.58)         -       (0.58)    9.19
          9/30/95         (0.64)         -       (0.64)    9.17
 Class B 10/31/98         (0.56)         -       (0.56)    9.83
         10/31/97         (0.55)         -       (0.55)    9.75
         10/31/96   (1)   (0.05)         -       (0.05)    9.32
          9/30/96         (0.52)         -       (0.52)    9.18
 Class C 10/31/98         (0.57)         -       (0.57)    9.84
         10/31/97         (0.56)         -       (0.56)    9.75
         10/31/96   (1)   (0.05)         -       (0.05)    9.32
          9/30/96         (0.53)         -       (0.53)    9.18
          9/30/95         (0.59)         -       (0.59)    9.17
Income Plus
 Class A 10/31/98        $(0.70)      $(0.22)   $(0.92)  $10.43
         10/31/97         (0.75)       (0.10)    (0.85)   10.96
         10/31/96   (1)   (0.06)         -       (0.06)   10.61
          9/30/96         (0.71)         -       (0.71)   10.41
          9/30/95         (0.75)       (0.10)    (0.85)   10.36
 Class B 10/31/98         (0.63)       (0.22)    (0.85)   10.42
         10/31/97         (0.68)       (0.10)    (0.78)   10.96
         10/31/96   (1)   (0.06)         -       (0.06)   10.61
          9/30/96         (0.64)         -       (0.64)   10.40
 Class C 10/31/98         (0.64)       (0.22)    (0.86)   10.42
         10/31/97         (0.69)       (0.10)    (0.79)   10.96
         10/31/96   (1)   (0.06)         -       (0.06)   10.61
          9/30/96         (0.65)         -       (0.65)   10.40
          9/30/95         (0.69)       (0.10)    (0.79)   10.35
Tax-Exempt
 Class A 10/31/98         (0.48)       (0.15)    (0.63)   11.94
         10/31/97         (0.53)       (0.08)    (0.61)   11.75
         10/31/96   (1)   (0.05)         -       (0.05)   11.40
          9/30/96         (0.56)       (0.07)    (0.63)   11.36
          9/30/95         (0.56)       (0.04)    (0.60)   11.34
 Class B 10/31/98         (0.40)       (0.15)    (0.55)   11.94
         10/31/97         (0.45)       (0.08)    (0.53)   11.74
         10/31/96   (1)   (0.04)         -       (0.04)   11.40
          9/30/96         (0.49)       (0.07)    (0.56)   11.36
 Class C 10/31/98         (0.45)       (0.15)    (0.60)   11.94
         10/31/97         (0.50)       (0.08)    (0.58)   11.75
         10/31/96   (1)   (0.04)         -       (0.04)   11.40
          9/30/96         (0.53)       (0.07)    (0.60)   11.36
          9/30/95         (0.53)       (0.04)    (0.57)   11.34

                                             Ratios/Supplemental Data
                                  Net Assets,
                                       End of Ratio-Exps to Avg NA (8 & 9)
                           Total       Period   Excldng         Incldng
                       Return (7)     (000's)   Credits    GrossCredits

Aggressive Growth
 Class A 10/31/98      22.48%        $46,413      1.85%    2.18%  1.85%
         10/31/97       24.71         31,260    1.85     2.44    1.85
         10/31/96   (1) (0.32)        21,938    1.85     2.62    1.85
          9/30/96   (2) (4.91)        22,078    1.85     2.60    1.85
          9/30/95   (3) 76.80         16,747    2.85     3.35    2.85
 Class B 10/31/98       22.04         10,564    2.50     2.83    2.50
         10/31/97       24.47          4,880    2.50     3.09    2.50
         10/31/96   (1) (0.32)         1,992    2.50     3.27    2.50
          9/30/96   (2) (5.33)         1,800    2.50     3.25    2.50
 Class C 10/31/98       22.11          5,573    2.40     2.73    2.40
         10/31/97       24.50          3,468    2.40     2.99    2.40
         10/31/96   (1) (0.32)         2,129    2.40     3.17    2.40
          9/30/96   (2) (5.22)         2,250    2.40     3.15    2.40
          9/30/95   (3) 76.40          1,736    3.40     3.91    3.40
International Equity
 Class A 10/31/98       2.58           4,981    2.03     4.22    2.03
         10/31/97   (4) 5.70           3,076    1.70     8.93    1.70
 Class B 10/31/98       1.89           1,198    2.68     4.87    2.68
         10/31/97   (4) 5.20             589    2.35     9.58    2.35
 Class C 10/31/98       1.99             397    2.58     4.77    2.58
         10/31/97   (4) 5.30             399    2.25     9.48    2.25
Capital Appreciation
 Class A 10/31/98       9.87          23,798    1.85     2.24    1.85
         10/31/97       4.09          20,605    1.85     2.66    1.85
         10/31/96   (1) (1.59)        19,350    1.85     2.48    1.85
          9/30/96   (2) 24.35         18,713    1.85     2.72    1.85
          9/30/95   (3) 35.40          6,241    2.90     4.17    2.85
 Class B 10/31/98       9.35           3,734    2.50     2.89    2.50
         10/31/97       3.56           2,866    2.50     3.31    2.50
         10/31/96   (1) (1.66)         2,132    2.50     3.13    2.50
          9/30/96       23.63          2,022    2.50     3.37    2.50
 Class C 10/31/98       9.43           1,382    2.40     2.79    2.40
         10/31/97       3.64           1,751    2.40     3.21    2.40
         10/31/96   (1) (1.66)         2,243    2.40     3.03    2.40
          9/30/96   (2) 23.81          2,369    2.40     3.27    2.40
          9/30/95   (3) 34.90          2,565    3.45     4.72    3.40
Global
 Class A 10/31/98       11.30        296,450    1.82        -    1.82
         10/31/97       22.72        218,681    1.91        -    1.91
         10/31/96   (1) (0.05)       135,837    2.08        -    2.07
          9/30/96       25.04        131,347    2.09        -    2.06
          9/30/95       15.47         89,397    2.10        -    1.97
 Class B 10/31/98       10.93        110,630    2.47        -    2.47
         10/31/97       22.53         43,951    2.56        -    2.56
         10/31/96   (1) (0.05)         5,966    2.73        -    2.72
          9/30/96       24.70          5,000    2.74        -    2.71
 Class C 10/31/98       11.08         63,552    2.37        -    2.37
         10/31/97       22.72         27,210    2.46        -    2.46
         10/31/96   (1) (0.05)         8,624    2.63        -    2.62
          9/30/96       24.91          8,081    2.64        -    2.61
          9/30/95       15.14          3,567    2.65        -    2.52
Growth
 Class A 10/31/98       35.21%      $817,749      1.51%     -     1.51%
         10/31/97       16.40        614,544    1.61        -    1.61
         10/31/96   (1) (1.09)       565,032    1.68        -    1.68
          9/30/96       22.41        567,564    1.83        -    1.82
          9/30/95       36.70        485,935    1.86        -    1.84
 Class B 10/31/98       34.96         40,809    2.16        -    2.16
         10/31/97       16.11         13,046    2.26        -    2.26
         10/31/96   (1) (1.14)         5,242    2.32        -    2.32
          9/30/96       21.87          4,536    2.46        -    2.45
 Class C 10/31/98       35.00         58,265    2.06        -    2.06
         10/31/97       16.19         14,295    2.16        -    2.16
         10/31/96   (1) (1.19)        11,016    2.23        -    2.23
          9/30/96       22.15         11,167    2.34        -    2.33
          9/30/95       36.32          5,593    2.41        -    2.38
 Class T 10/31/98       35.53        755,770    1.16        -    1.16
         10/31/97       16.54        603,129    1.26        -    1.26
         10/31/96   (1) (1.03)       573,884    1.33        -    1.33
          9/30/96   (5) 0.81         585,505    1.18        -    1.17
C.A.S.E.
 Class A 10/31/98       (14.83)        4,284    1.85     2.44    1.85
         10/31/97   (2) 28.31          3,920    1.85     4.62    1.85
         10/31/96   (1) 0.96           1,675    1.85     6.79    1.84
          9/30/96   (6) 4.60           1,455    2.85     5.89    2.85
 Class B 10/31/98       (15.40)        2,460    2.50     3.09    2.50
         10/31/97   (2) 27.62          2,436    2.50     5.27    2.50
         10/31/96   (1) 0.96           1,159    2.50     7.44    2.49
          9/30/96   (6) 4.10           1,100    3.50     6.54    3.50
 Class C 10/31/98       (15.31)          879    2.40     2.99    2.40
         10/31/97   (2) 27.73          2,028    2.40     5.17    2.40
         10/31/96   (1) 0.96             687    2.40     7.34    2.39
          9/30/96   (6) 4.20             613    3.40     6.44    3.40
Value Equity
 Class A 10/31/98       (4.96)         8,035    1.85     2.51    1.85
         10/31/97   (4) 17.14          5,305    1.50     4.05    1.50
 Class B 10/31/98       (5.55)         5,020    2.50     3.16    2.50
         10/31/97   (4) 16.65          2,850    2.15     4.70    2.15
 Class C 10/31/98       (5.46)         2,013    2.40     3.06    2.40
         10/31/97   (4) 16.73          1,607    2.05     4.60    2.05
Strategic Total Return
 Class A 10/31/98       7.43          32,055    1.85     1.92    1.85
         10/31/97       22.80         21,629    1.85     2.28    1.85
         10/31/96   (1) 1.20          11,744    1.85     2.76    1.82
          9/30/96       16.00         11,314    1.85     2.79    1.79
          9/30/95   (3) 18.43          5,167    2.99     4.57    2.85
 Class B 10/31/98       6.74           9,789    2.50     2.57    2.50
         10/31/97       22.03          4,698    2.50     2.93    2.50
         10/31/96   (1) 1.13           1,684    2.50     3.40    2.47
          9/30/96       15.38          1,537    2.50     3.44    2.44
 Class C 10/31/98       6.85           6,977    2.40     2.47    2.40
         10/31/97       22.15          4,332    2.40     2.83    2.40
         10/31/96   (1) 1.13           1,792    2.40     3.30    2.37
          9/30/96       15.49          1,728    2.40     3.34    2.34
          9/30/95   (3) 17.95            281    3.54     5.12    3.40
Tactical Asset Allocation
 Class A 10/31/98        7.25%       $15,747      1.85%    1.87%  1.85%
         10/31/97       19.84         12,291    1.85     2.30    1.85
         10/31/96   (1) 1.45           8,396    1.85     2.65    1.85
          9/30/96       11.07          7,401    2.85     3.20    2.85
 Class B 10/31/98       6.56          14,679    2.50     2.52    2.50
         10/31/97       19.08          9,747    2.50     2.95    2.50
         10/31/96   (1) 1.45           5,013    2.50     3.30    2.50
 Class C 10/31/98       6.67           7,342    2.40     2.42    2.40
         10/31/97       19.20          5,088    2.40     2.85    2.40
         10/31/96   (1) 1.36           4,758    2.40     3.20    2.40
          9/30/96       10.50          4,641    3.40     3.75    3.40
Balanced
 Class A 10/31/98       14.69         22,995    1.85     2.04    1.85
         10/31/97       22.96         13,414    1.85     2.88    1.85
         10/31/96   (1) 0.81           8,402    1.85     3.44    1.85
          9/30/96       22.12          8,056    1.85     3.11    1.85
          9/30/95   (3) 15.27          3,670    2.92     4.48    2.85
 Class B 10/31/98       13.97         11,916    2.50     2.69    2.50
         10/31/97       22.19          2,583    2.50     3.53    2.50
         10/31/96   (1) 0.74             878    2.50     4.09    2.50
          9/30/96       21.38            687    2.50     3.76    2.50
 Class C 10/31/98       14.08          4,897    2.40     2.59    2.40
         10/31/97       22.31          1,561    2.40     3.43    2.40
         10/31/96   (1) 0.81             967    2.40     3.99    2.40
          9/30/96       21.49            943    2.40     3.66    2.40
          9/30/95   (3) 14.77          3,365    3.47     5.03    3.40
Flexible Income
 Class A 10/31/98       7.43          14,970    1.83        -    1.83
         10/31/97       11.53         15,532    1.85     2.40    1.85
         10/31/96   (1) 2.08          17,001    1.85     2.98    1.85
          9/30/96       6.73          17,065    1.85     2.07    1.85
          9/30/95       11.57         19,786    1.87     1.94    1.85
 Class B 10/31/98       6.74           2,387    2.48        -    2.48
         10/31/97       10.79            746    2.50     3.05    2.50
         10/31/96   (1) 2.04             522    2.50     3.63    2.50
          9/30/96       5.94             494    2.50     2.72    2.50
 Class C 10/31/98       6.84           2,207    2.38        -    2.38
         10/31/97       10.91            928    2.40     2.95    2.40
         10/31/96   (1) 2.04             846    2.40     3.53    2.40
          9/30/96       6.03             883    2.40     2.62    2.40
          9/30/95       10.95            558    2.42     2.49    2.40
Income Plus
 Class A 10/31/98       3.54%        $63,494      1.24%     -     1.24%
         10/31/97       11.86         65,612    1.27        -    1.27
         10/31/96   (1) 2.53          66,285    1.33        -    1.32
          9/30/96       7.64          65,252    1.33        -    1.31
          9/30/95       15.85         68,746    1.29        -    1.26
 Class B 10/31/98       2.87           5,041    1.89        -    1.89
         10/31/97       11.10          1,761    1.92        -    1.92
         10/31/96   (1) 2.59             804    1.98        -    1.97
          9/30/96       6.95             774    1.98        -    1.96
 Class C 10/31/98       2.97           4,073    1.79        -    1.79
         10/31/97       11.22          3,480    1.82        -    1.82
         10/31/96   (1) 2.59           2,781    1.88        -    1.87
          9/30/96       7.05           2,684    1.88        -    1.86
          9/30/95       15.08          1,980    1.84        -    1.81
Tax-Exempt
 Class A 10/31/98       7.19          22,313    1.23     1.27    1.23
         10/31/97       8.68          23,320    1.00     1.63    1.00
         10/31/96   (1) 0.76          24,439    1.00     1.89    1.00
          9/30/96       5.89          24,708    1.00     1.46    1.00
          9/30/95       7.75          27,401    1.02     1.35    1.00
 Class B 10/31/98       6.50             654    1.88     1.92    1.88
         10/31/97       7.93             377    1.65     2.28    1.65
         10/31/96   (1) 0.71             198    1.65     2.54    1.65
          9/30/96       5.21             189    1.65     2.11    1.65
 Class C 10/31/98       6.92           1,607    1.48     1.52    1.48
         10/31/97       8.39             921    1.25     1.88    1.25
         10/31/96   (1) 0.74             939    1.25     2.14    1.25
          9/30/96       5.63             907    1.25     1.71    1.25
          9/30/95       7.48             454    1.27     1.60    1.25


                       Net Invment
                       Inc (Loss)   Portfolio
                          to Avg     Turnover
                          NA (9)    Rate (10)

Aggressive Growth
 Class A 10/31/98        (1.11)%      142.08%
         10/31/97       (1.07)      120.96
         10/31/96   (1) (1.06)        9.40
          9/30/96   (2) (1.15)      127.49
          9/30/95   (3) (2.39)       88.28
 Class B 10/31/98       (1.76)      142.08
         10/31/97       (1.71)      120.96
         10/31/96   (1) (1.71)        9.40
          9/30/96   (2) (1.80)      127.49
 Class C 10/31/98       (1.66)      142.08
         10/31/97       (1.62)      120.96
         10/31/96   (1) (1.62)        9.40
          9/30/96   (2) (1.70)      127.49
          9/30/95   (3) (2.94)       88.28
International Equity
 Class A 10/31/98       (0.21)       50.01
         10/31/97   (4) 0.19         21.85
 Class B 10/31/98       (0.86)       50.01
         10/31/97   (4) (0.45)       21.85
 Class C 10/31/98       (0.76)       50.01
         10/31/97   (4) (0.35)       21.85
Capital Appreciation
 Class A 10/31/98       (1.37)      136.59
         10/31/97       (1.27)      130.48
         10/31/96   (1) (1.41)       10.11
          9/30/96   (2) (0.35)      160.72
          9/30/95   (3) 0.75        262.97
 Class B 10/31/98       (2.02)      136.59
         10/31/97       (1.92)      130.48
         10/31/96   (1) (2.06)       10.11
          9/30/96       (1.00)      160.72
 Class C 10/31/98       (1.92)      136.59
         10/31/97       (1.82)      130.48
         10/31/96   (1) (1.96)       10.11
          9/30/96   (2) (0.90)      160.72
          9/30/95   (3) 0.20        262.97
Global
 Class A 10/31/98       (0.45)       87.68
         10/31/97       (0.50)       91.02
         10/31/96   (1) (1.15)        2.59
          9/30/96       (0.67)       97.94
          9/30/95       (0.43)      161.48
 Class B 10/31/98       (1.10)       87.68
         10/31/97       (1.15)       91.02
         10/31/96   (1) (1.80)        2.59
          9/30/96       (1.32)       97.94
 Class C 10/31/98       (1.00)       87.68
         10/31/97       (1.05)       91.02
         10/31/96   (1) (1.70)        2.59
          9/30/96       (1.22)       97.94
          9/30/95       (0.98)      161.48
Growth
 Class A 10/31/98        (0.55)%       27.19%
         10/31/97       (0.10)       91.52
         10/31/96   (1) (0.13)        9.40
          9/30/96       (0.22)       57.80
          9/30/95       (0.26)      123.26
 Class B 10/31/98       (1.20)       27.19
         10/31/97       (0.75)       91.52
         10/31/96   (1) (0.78)        9.40
          9/30/96       (0.86)       57.80
 Class C 10/31/98       (1.10)       27.19
         10/31/97       (0.65)       91.52
         10/31/96   (1) (0.68)        9.40
          9/30/96       (0.77)       57.80
          9/30/95       (0.81)      123.26
 Class T 10/31/98       (0.20)       27.19
         10/31/97       0.25         91.52
         10/31/96   (1) (0.20)        9.40
          9/30/96   (5) 0.36         57.80
C.A.S.E.
 Class A 10/31/98       (0.73)      147.01
         10/31/97   (2) (0.34)      183.06
         10/31/96   (1) 0.27         20.69
          9/30/96   (6) 10.00       654.49
 Class B 10/31/98       (1.38)      147.01
         10/31/97   (2) (0.99)      183.06
         10/31/96   (1) 0.38         20.69
          9/30/96   (6) 9.35        654.49
 Class C 10/31/98       (1.28)      147.01
         10/31/97   (2) (0.89)      183.06
         10/31/96   (1) 0.28         20.69
          9/30/96   (6) 9.45        654.49
Value Equity
 Class A 10/31/98       0.00         30.43
         10/31/97   (4) 0.38          6.40
 Class B 10/31/98       (0.65)       30.43
         10/31/97   (4) (0.28)        6.40
 Class C 10/31/98       (0.55)       30.43
         10/31/97   (4) (0.18)        6.40
Strategic Total Return
 Class A 10/31/98       1.30         32.12
         10/31/97       1.41         51.44
         10/31/96   (1) 1.47          5.50
          9/30/96       1.67         40.58
          9/30/95   (3) 0.85         34.67
 Class B 10/31/98       0.65         32.12
         10/31/97       0.76         51.44
         10/31/96   (1) 0.82          5.50
          9/30/96       1.02         40.58
 Class C 10/31/98       0.75         32.12
         10/31/97       0.86         51.44
         10/31/96   (1) 0.92          5.50
          9/30/96       1.12         40.58
          9/30/95   (3) 0.30         34.67
Tactical Asset Allocation
 Class A 10/31/98          1.82%       55.45%
         10/31/97        1.57        71.63
         10/31/96   (1)  1.26         2.38
          9/30/96        0.72        56.22
 Class B 10/31/98        1.17        55.45
         10/31/97        0.92        71.63
         10/31/96   (1)  0.61         2.38
 Class C 10/31/98        1.27        55.45
         10/31/97        1.02        71.63
         10/31/96   (1)  0.71         2.38
          9/30/96        0.17        56.22
Balanced
 Class A 10/31/98        1.12        61.50
         10/31/97        1.29       127.08
         10/31/96   (1)  1.84         9.08
          9/30/96        1.87       175.78
          9/30/95   (3)  0.56        82.48
 Class B 10/31/98        0.47        61.50
         10/31/97        0.64       127.08
         10/31/96   (1)  1.18         9.08
          9/30/96        1.22       175.78
 Class C 10/31/98        0.57        61.50
         10/31/97        0.74       127.08
         10/31/96   (1)  1.28         9.08
          9/30/96        1.32       175.78
          9/30/95   (3)  0.01        82.48
Flexible Income
 Class A 10/31/98        6.22        90.63
         10/31/97        6.41       135.53
         10/31/96   (1)  6.15        16.16
          9/30/96        6.46       135.38
          9/30/95        7.03       149.58
 Class B 10/31/98        5.57        90.63
         10/31/97        5.76       135.53
         10/31/96   (1)  5.50        16.16
          9/30/96        5.81       135.38
 Class C 10/31/98        5.67        90.63
         10/31/97        5.86       135.53
         10/31/96   (1)  5.60        16.16
          9/30/96        5.91       135.38
          9/30/95        6.48       149.58
Income Plus
 Class A 10/31/98        6.38%         53.09%
         10/31/97       7.14         62.28
         10/31/96   (1) 5.60          1.58
          9/30/96       6.89         65.96
          9/30/95       7.53         25.07
 Class B 10/31/98       5.73         53.09
         10/31/97       6.49         62.28
         10/31/96   (1) 4.95          1.58
          9/30/96       6.24         65.96
 Class C 10/31/98       5.83         53.09
         10/31/97       6.59         62.28
         10/31/96   (1) 5.05          1.58
          9/30/96       6.34         65.96
          9/30/95       6.98         25.07
Tax-Exempt
 Class A 10/31/98       4.08         42.42
         10/31/97       4.60         71.29
         10/31/96   (1) 4.60          3.79
          9/30/96       4.88         71.05
          9/30/95       4.83        126.48
 Class B 10/31/98       3.43         42.42
         10/31/97       3.95         71.29
         10/31/96   (1) 3.94          3.79
          9/30/96       4.23         71.05
 Class C 10/31/98       3.83         42.42
         10/31/97       4.35         71.29
         10/31/96   (1) 4.34          3.79
          9/30/96       4.63         71.05
          9/30/95       4.58        126.48


Notes to Financial Highlights

(1) For the month ended October 31, 1996. On October 1, 1996, each Portfolio changed its fiscal year end from September 30 to October 31.

(2) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for the Aggressive Growth Portfolio Classes A, B and C, for the period ended 9/30/96, in the amount of $1.02 and for the Global Portfolio Classes A, B and C, for the period ended 10/31/98 in the amount of $0.15. Dividends from net investment income include distributions in excess of current net investment income for the International Equity Portfolio Classes A, B and C, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively and for the Capital Appreciation Portfolio Classes A and C, for the period ended 9/30/96 in the amount of $.01 and for the Growth Portfolio Class T for the period ended 10/31/98 in the amount of $0.03 and for the C.A.S.E. Portfolio Classes A, B and C, for the period ended 10/31/97 in the amount of $.08.

(3)   From commencement of investment operations, December 2, 1994.

(4)   From commencement of investment operations, February 1, 1997.

(5)   From commencement of investment operations, September 20, 1996.

(6)   From commencement of investment operations, February 1, 1996.

(7) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class T Shares. Periods of less than one year are not annualized.

(8)   Ratio of expenses to average net assets shows:
Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser).
Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).
Including Credits (expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any).

(9) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.
(10) Periods of less than one year are not annualized.
The notes to the financial statements are an integral part of these statements.





NOTE 1.   Organization and significant accounting policies:

IDEX Series Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of thirteen portfolios (each a "Portfolio" and collectively the "Portfolios"). All Portfolios are diversified except Capital Appreciation.

Multiple class operations: The Portfolios offer for sale three classes of shares (four classes for Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. Growth Class T is closed to new shareholders.

The following policies were consistently followed by the Portfolios, in accordance with generally accepted accounting principles ("GAAP"). In preparing the Portfolios' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Security valuations: Portfolio investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services, however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the sub-advisers, under the supervision of the Board of Trustees, determine in good faith.

Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date except those of foreign securities which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency translation: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Portfolios (except Income Plus and Tax-Exempt) may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

Futures contracts: The Portfolios (except Income Plus and Tax-Exempt) may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risk associated with the use of futures contracts is imperfect correlation between the change in the value of the contracts and the market value of the securities held by a Portfolio.

Federal taxes: No provisions for Federal income or excise taxes have been made as the Portfolios intend to distribute all income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

Dividend distributions and expenses: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. Each Portfolio bears its own specific expenses as well as a portion of general common expenses.



Reclassifications are made to each Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.   Fees, earnings credits and related party transactions:

     Idex Management, Inc. ("IMI") is the investment adviser for Capital Appreciation, Global, Growth, Balanced and Flexible Income; InterSecurities, Inc. ("ISI") is the investment adviser for Aggressive Growth, International Equity, C.A.S.E., Value Equity, Tactical Asset Allocation, Strategic Total Return, Income Plus and Tax-Exempt. ISI is the Portfolios' underwriter. Idex Investor Services, Inc. ("IIS") is the Portfolios' transfer agent. IMI, ISI and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

Investment advisory and distribution and service fees: The Portfolios pay management fees based upon average daily net assets to their respective investment advisers which will reimburse the Portfolios to the extent that certain operating expenses exceed the stated annual limitation, if any. The Portfolios (except Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The 12b-1 fee for all Portfolios is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI and ISI have entered into sub-advisory agreements with various management companies to provide investment services to the Portfolios. The advisers compensate the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc. and Scottish Equitable Investment Management Limited are affiliates of the Fund and are sub-advisers to certain Portfolios.

Management fees paid IMI and ISI for their services and other information for the year ended October 31, 1998 are as follows:

                    Annual Rates             Underwriter Commissions (3)
                       Exp
                     Limit
                     (excl  Class Class Class
                     12b-1      A     B     C   Received Retained Contngnt
                Mgmt fees)  12b-1 12b-1 12b-1         by       by    Sales
                 Fee   (2)    Fee   Fee   Fee        ISI      ISI   Charge
Aggressive
 Growth       1.000% 1.50%  0.35% 1.00% 0.90% $  449,078$  64,099$  17,424
International
 Equity       1.000% 1.75%  0.35% 1.00% 0.90%     64,234    9,250    2,521
Capital
 Apprectn     1.000% 1.50%  0.35% 1.00% 0.90%    164,358   26,358    6,522
Global        1.000%-none-  0.35% 1.00% 0.90%  2,784,651  401,257   35,608
Growth        0.825% 1.50%  0.35% 1.00% 0.90%  2,848,238  424,803   29,058
C.A.S.E.      1.000% 1.50%  0.35% 1.00% 0.90%     70,063    9,325    7,348
Value
 Equity       1.000% 1.50%  0.35% 1.00% 0.90%    172,567   25,433    5,644
Strategic
 Total Rtn    1.000% 1.50%  0.35% 1.00% 0.90%    419,778   67,470   12,563
Tactical
 Asset Alloc  1.000% 1.50%  0.35% 1.00% 0.90%    186,182   28,499   22,720
Balanced      1.000% 1.50%  0.35% 1.00% 0.90%    344,872   34,919    5,585
Flexible
 Income       0.875% 1.50%  0.35% 1.00% 0.90%     40,463    1,530    4,657
Income Plus   0.600% 1.25%  0.35% 1.00% 0.90%    165,033   21,369    4,122
Tax-Exempt    0.600% 1.00%  0.35% 1.00% 0.60%     30,201    5,356    1,679

(1) The rates for Growth are 1.000% on the first $750 million in average net assets, 0.900% on the next $250 million and 0.850% thereafter. Also, the adviser voluntarily waived fees in the amount of .025% on average net assets between $100 and $500 million, .075% on the next 250 million and
 .025% thereafter. The rate for Flexible Income applies to the first $100 million in average net assets and includes a .025% voluntary fee waiver by the adviser. The rates for the remaining Portfolios apply to the first $750 million in average net assets.
(2) International Equity and Tax-Exempt's expense limit was 1.50% and 0.65%, respectively, for the three months ended February 28, 1998, increasing to 1.75% and 1.00%, respectively, thereafter.
(3) Underwriter commissions relate only to front-end sales charges imposed for Class A and Class T shares and contingent deferred sales charges result from Class B share redemptions.

Transfer agency fees and expenses: Each Portfolio incurs IIS annual per-account charges of $16.02 for each open shareholder account, $2.79 for each new account opened, $1.67 for each closed account maintained, and certain out-of-pocket expenses.

Custody earnings credits: Investors Fiduciary Trust Company ("IFTC") is custodian for the Portfolios. Custody earnings credits represent reductions in IFTC's fees in lieu of interest income earned on incidental uninvested cash balances. Such credits have been added back to custody fees to reflect total gross expenses of the Portfolios as applicable. No such credits were received for the year ended October 31, 1998.

Brokerage commissions: Brokerage commissions incurred by Aggressive Growth on security transactions placed with an affiliate of its sub-adviser totaled $154,866 for the year ended October 31, 1998.

Deferred compensation plan: Each eligible Fund trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such trustees may defer payment of a percentage of their total fees earned as a Fund trustee. These deferred amounts may be invested in any Portfolio. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At October 31, 1998, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to trustees is included in Other Liabilities as follows:

Aggressive Growth      $    6,001    Strategic Total Return    $     4,669
International Equity          632    Tactical Asset Allocation       3,623
Capital Appreciation        2,776    Balanced                        3,804
Global                     45,127    Flexible Income                 1,866
Growth                    160,408    Income Plus                     7,033
C.A.S.E.                      731    Tax-Exempt                      2,357
Value Equity                1,443    Total                     $   240,470


NOTE 3.   Investment transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the year ended October 31, 1998 were as follows:


                            Non-U.S.     Non-U.S.         U.S.         U.S.
                          Government   Government   Government   Government
                           Purchases        Sales    Purchases        Sales
Aggressive Growth       $ 81,673,825 $ 70,058,493 $    270,256$    505,567
International Equity       4,929,345    2,508,981      -             -
Capital Appreciation      38,057,868   36,274,657  178,101,921  177,541,950
Global                   400,327,025  317,213,299  243,857,163  174,648,744
Growth                   379,179,299  599,919,325  437,518,889290,518,586
C.A.S.E.                  12,567,584   11,553,402        -           -
Value Equity               8,109,973    3,622,505    3,933,6682,000,000
Strategic Total Return    24,712,989   10,416,942    3,872,7162,154,506
Tactical Asset Allocation 18,144,278   12,572,751    9,108,180   4,184,703
Balanced                  29,519,278   13,323,610  251,101,162 247,558,406
Flexible Income           12,214,774   14,022,158  176,349,224  171,680,768
Income Plus               41,664,852   34,118,722    3,062,3443,098,438
Tax-Exempt                10,054,010   10,778,530            -       -


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands):

               Aggressive Growth                  International Equity

            Year Ended      Year Ended         Year Ended     Year Ended
             10/31/98        10/31/97           10/31/98       10/31/97
         Shares  Amount   Shares   Amount   Shares  Amount  Shares  Amount

Proceeds from shares sold
  Class A  863   $16,990    856   $15,228     63     $711     299  $3,192
  Class B   95     1,870    151     2,597     22      239      59     647
  Class C   83     1,642    108     1,867     11      121      50     567

Shares issued on reinvestment of distributions
  Class A   57    $1,001     60      $932      2      $20     -      $-
  Class B    9       161      6        90    -          1     -       -
  Class C    6       110      6        95    -          1     -       -

Cost of shares repurchased
  Class A (642) $(12,679)  (647) $(11,361)   (19)   $(216)     (8)   $(84)
  Class B  (25)     (494)   (22)     (373)    (4)     (46)     (3)    (36)
  Class C  (53)   (1,068)   (65)   (1,078)    (8)     (86)    (12)   (142)



               Capital Appreciation                    Global

            Year Ended      Year Ended         Year Ended     Year Ended
             10/31/98        10/31/97           10/31/98       10/31/97
         Shares  Amount   Shares   Amount   Shares  Amount  Shares  Amount

Proceeds from shares sold
  Cls A  1,096  $18,325   2,282  $33,846    4,063  97,864    6,033135,749
  Cls B     28      462      99    1,447      858  20,555   1,616  36,594
  Cls C     14      229      65      943      773  18,235     841  18,979

Shares issued  on reinvestment of distributions
  Cls A     38     $585      18     $268      866  18,617     679  13,478
  Cls B      5       81       2       31      192   4,048      38     737
  Cls C      3       46       2       31      119   2,507      49     954

Cost of shares repurchased
  Cls A (1,073) (18,019) (2,253) (33,424)  (3,416)(83,054) (3,849)(87,573)
  Cls B    (24)   (399)     (57)    (827)    (121) (2,845)    (56) (1,307)
  Cls C    (40)    (662)   (101)  (1,485)    (128) (3,035)   (132) (2,934)



                    Growth                             C.A.S.E.

            Year Ended      Year Ended         Year Ended     Year Ended
             10/31/98        10/31/97           10/31/98       10/31/97
         Shares  Amount   Shares   Amount   Shares  Amount  Shares  Amount

Proceeds from shares sold
  Cls A  3,784  $93,048   7,142  $167,262     142  $1,750    206  $2,482
  Cls B    211   5,205      330    7,645       52     651    114   1,352
  Cls C    163   4,082      298    6,873       34     410    154   1,821
  Cls T    691  17,682    1,555   36,454

Shares issued  on reinvestment of distributions
  Cls A  3,622  78,048      523  $11,526       30     339      9     $87
  Cls B     89   1,872        6      127       17     191      5      44
  Cls C      91  1,924       12      252       14     155      4      42
  Cls T    3550 77,497      531   11,812

Cost of shares repurchased
  Cls A (4,491)(111,166) (8,843)(207,496)     (79)   (974)   (69)  $(794)
  Cls B    (50) (1,226)     (48)  (1,121)     (28)   (349)   (39)   (439)
  Cls C    (97) (2,399)    (238)  (5,543)     (55)   (647)   (65)   (738)
  Cls T (1,786)(44,488)  (4,132) (98,115)



               Value Equity                       Strategic Total Return

            Year Ended      Year Ended         Year Ended     Year Ended
             10/31/98        10/31/97           10/31/98       10/31/97
         Shares  Amount   Shares   Amount   Shares  Amount  Shares  Amount

Proceeds from shares sold
  Class A  302  $3,669      524   $5,686      436  $7,159     617   $9,130
  Class B  107   1,321      249    2,700      157   2,596     196    2,958
  Class C   89   1,092      155    1,708      159   2,636     199    2,996

Shares issued  on reinvestment of distributions
  Class A    2     $22      -        $-   65  $1,015       35  $490
  Class B    1      11      -         -   14  214          4   60
  Class C    1       7      -         -   12  195          5   65

Cost of shares repurchased
  Class A  (74)  $(915)     (71)   $(799)    (136) $(2,236)  (167)  (2,459)
  Class B  (11)   (138)      (5)     (54)     (24)   (407)    (29)    (444)
  Class C  (31)   (379)     (17)    (193)     (52)   (875)    (64)    (955)


          Tactical Asset Allocation                    Balanced

            Year Ended      Year Ended         Year Ended     Year Ended
             10/31/98        10/31/97           10/31/98       10/31/97
         Shares  Amount   Shares   Amount   Shares  Amount  Shares  Amount

Proceeds from shares sold
  Class A  240  $3,175      511   $6,308      313  $4,371     352   $4,647
  Class B  269   3,555      397    4,885      118   1,635     132    1,732
  Class C  196   2,564      275    3,406      103   1,449      62      813

Shares issued  on reinvestment of distributions
  Class A   62    $774       14     $163      106  $1,359     103   $1,251
  Class B   48     607        6       72       20     262      11      133
  Class C   26     331        4       52       12     159      10      119

Cost of shares repurchased
  Class A (131) $(1,723)   (343) $(4,180)     (83) $(1,156)   (139) $(1,816)
  Class B (107) (1,422)    (112)  (1,379)     (12)   (171)    (28)    (364)
  Class C  (89) (1,176)    (318)  (3,798)     (37)   (520)    (34)    (437)



               Flexible Income                         Income Plus

            Year Ended      Year Ended         Year Ended     Year Ended
             10/31/98        10/31/97           10/31/98       10/31/97
         Shares  Amount   Shares   Amount   Shares  Amount  Shares  Amount

Proceeds from shares sold
  Class A   60    $585      109   $1,032    1,261  $13,586    558   $5,959
  Class B   19     196       30      285      106   1,140     108    1,147
  Class C   56     549       53      507      165   1,787     284    3,033

Shares issued  on reinvestment
     of distributions
  Class A   38    $378       84     $791      253  $2,722     360   $3,818
  Class B    2      20        3       30        7      78       6       64
  Class C    3      33        5       45       17     183      18      189

Cost of shares repurchased
  Class A (247) $(2,427)   (423) $(3,984)  (1,450)(15,605) (1,179) (12,535)
  Class B   (6)    (62)     (12)    (121)      (7)    (74)    (29)    (306)
  Class C  (47)   (467)     (54)    (509)     (88)   (948)    (246) (2,617)



                    Tax-Exempt

            Year Ended      Year Ended
            10/31/98         10/31/97
         Shares  Amount   Shares   Amount

Proceeds from shares sold
  Class A  378   $4,499       85    $984
  Class B    6       74       14     167
  Class C   11      124       45     522

Shares issued  on reinvestment
     of distributions
  Class A   46     $541       74    $843
  Class B    1        8        1       7
  Class C   19      227        3      31

Cost of shares repurchased
  Class A (458) $(5,433)    (318) $(3,643)
  Class B   (5)     (57)      (1)     (5)
  Class C  (33)    (392)     (52)   (591)



IDEX SERIES FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
April 30, 1998



NOTE 5.   Information for Federal income tax purposes:

          At October 31, 1998:



                                  Cost  Unrealized   Unrealized Net Unrlzd
                                   of  Apprciation  Dpreciation  Apprciatn
                            securitiesof Invstmnts of Invstmnts (Dprciatn)
Aggressive Growth         $ 47,734,362 $ 13,728,630 $  (171,087) 13,557,543
International Equity         6,230,801      764,124    (497,749)    266,375
Capital Appreciation        26,156,331    4,263,695    (812,295)  3,451,400
Global                     426,161,090   86,386,931 (14,965,249) 71,421,682
Growth                     901,089,039  767,751,201  (4,767,727)762,983,474
C.A.S.E.                     9,071,541      371,201  (1,838,370) (1,467,169)
Value Equity                15,857,879    1,040,146  (1,865,872)   (825,726)
Strategic Total Return      43,344,866    6,747,405  (1,452,561)  5,294,844
Tactical Asset Allocation   35,491,932    4,169,873  (2,040,140)  2,129,733
Balanced                    35,405,538    4,796,803    (528,811)  4,267,992
Flexible Income             18,712,544      786,396    (110,842)    675,554
Income Plus                 72,262,201    2,379,625  (2,725,358)   (345,733)
Tax-Exempt                  22,883,094    1,186,195    (16,215)   1,169,980

Realized net capital gains available to distribute will be paid to shareholders in December 1998. Capital loss carryforwards utilized and expired during the year ended October 31, 1998 for the Flexible Income Portfolio were $241,943 and 238,976, respectively.

The following Portfolios have capital loss carryforwards available through the date specified to offset future realized net capital gains.

International Equity          $        28,802         October 31, 2005
                                      285,629         October 31, 2006

Global                              4,732,928         October 31, 2006

Flexible Income                       188,609         October 31, 2002

These Portfolios will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.


IDEX SERIES FUND
Report of Independent Accountants


To the Trustees and Shareholders of
IDEX Series Fund



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting IDEX Series Fund (hereafter referred to as the "Fund") at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 10, 1998



IDEX SERIES FUND
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION (continued)
October 31, 1998
(unaudited)
The following dividend information for the period ended October 31, 1998, is being provided according to notice requirements under Internal Revenue Code section 852; however, refer to form 1099-DIV information to prepare income tax returns.


                     Record                      Ordinary      Long-term
                       Date          Total         Income   Capital Gain

Aggressive Growth - A, B & C
                   12/19/97       0.57740            -          0.57740

Capital Appreciation - A, B & C
                   12/19/97       0.45125            -          0.45125

Global - A, B & C
                   12/19/97       2.07020        0.90588        1.16432

Growth - A, B & C
                   12/19/97       3.31110            -          3.31110

Growth - Class T
                   12/19/97       3.34538        0.03428        3.31110

C.A.S.E. - A, B & C
                   12/19/97       0.94542        0.84059        0.10483

International Equity - A, B & C
                   12/19/97       0.06756        0.06756            -

Value Equity - A, B & C
                   12/19/97       0.04379        0.04379            -

Tactical Asset Allocation - A
                   12/19/97       0.79507        0.54070        0.25437
                    3/13/98       0.03559        0.03559            -
                    6/12/98       0.04846        0.04846            -
                    9/14/98       0.06238        0.06238            -
                                  0.94150        0.68713        0.25437

Tactical Asset Allocation - B
                   12/19/97       0.77188        0.51751        0.25437
                    3/13/98       0.01692        0.01692            -
                    6/12/98       0.02666        0.02666            -
                    9/14/98       0.04100        0.04100            -
                                  0.85646        0.60209        0.25437

Tactical Asset Allocation - C
                   12/19/97       0.77545        0.52108        0.25437
                    3/13/98       0.01979        0.01979            -
                    6/12/98       0.03001        0.03001            -
                    9/14/98       0.04429        0.04429            -
                                  0.86954        0.61517        0.25437

Strategic Total Return - A
                   12/19/97       0.69017        0.21791        0.47226
                    3/13/98       0.03492        0.03492            -
                    6/12/98       0.10052        0.04552        0.05500
                    9/14/98       0.04938        0.04938            -
                                  0.87499        0.34773        0.52726

Strategic Total Return - B
                   12/19/97       0.66234        0.19008        0.47226
                    3/13/98       0.01158        0.01158            -
                    6/12/98       0.07337        0.01837        0.05500
                    9/14/98       0.02263        0.02263            -
                                  0.76992        0.24266        0.52726

Strategic Total Return - C
                   12/19/97       0.66662        0.19436        0.47226
                    3/13/98       0.01517        0.01517            -
                    6/12/98       0.07755        0.02255        0.05500
                    9/14/98       0.02675        0.02675            -
                                  0.78609        0.25883        0.52726

Balanced - A
                   12/19/97       1.39581        0.84950        0.54631
                    3/13/98       0.02994        0.02994            -
                    6/12/98       0.03592        0.03592            -
                    9/14/98       0.02973        0.02973            -
                                  1.49140        0.94509        0.54631

Balanced - B
                   12/19/97       1.37158        0.82527        0.54631
                    3/13/98       0.01072        0.01072            -
                    6/12/98       0.01297        0.01297            -
                    9/14/98       0.00669        0.00669            -
                                  1.40196        0.85565        0.54631

Balanced - C
                   12/19/97       1.37531        0.82900        0.54631
                    3/13/98       0.01368        0.01368            -
                    6/12/98       0.01650        0.01650            -
                    9/14/98       0.01024        0.01024            -
                                  1.41573        0.86942        0.54631


                     Record                      Ordinary      Long-term
                       Date          Total         Income   Capital Gain
Flexible Income - A
                   11/14/97       0.05460        0.05460            -
                   12/19/97       0.08121        0.08121            -
                    1/14/98       0.03239        0.03239            -
                    2/13/98       0.05626        0.05626            -
                    3/13/98       0.05145        0.05145            -
                    4/14/98       0.04823        0.04823            -
                    5/14/98       0.05236        0.05236            -
                    6/12/98       0.05631        0.05631            -
                    7/14/98       0.04922        0.04922            -
                    8/14/98       0.05583        0.05583            -
                    9/14/98       0.04248        0.04248            -
                   10/14/98       0.04282        0.04282            -
                                  0.62316        0.62316            -

Flexible Income - B
                   11/14/97       0.04890        0.04890            -
                   12/19/97       0.07515        0.07515            -
                    1/14/98       0.02822        0.02822            -
                    2/13/98       0.05045        0.05045            -
                    3/13/98       0.04668        0.04668            -
                    4/14/98       0.04294        0.04294            -
                    5/14/98       0.04707        0.04707            -
                    6/12/98       0.05087        0.05087            -
                    7/14/98       0.04391        0.04391            -
                    8/14/98       0.05000        0.05000            -
                    9/14/98       0.03737        0.03737            -
                   10/14/98       0.03757        0.03757            -
                                  0.55913        0.55913            -

Flexible Income - C
                   11/14/97       0.04978        0.04978            -
                   12/19/97       0.07608        0.07608            -
                    1/14/98       0.02886        0.02886            -
                    2/13/98       0.05134        0.05134            -
                    3/13/98       0.04741        0.04741            -
                    4/14/98       0.04376        0.04376            -
                    5/14/98       0.04789        0.04789            -
                    6/12/98       0.05171        0.05171            -
                    7/14/98       0.04472        0.04472            -
                    8/14/98       0.05089        0.05089            -
                    9/14/98       0.03816        0.03816            -
                   10/14/98       0.03838        0.03838            -
                                  0.56898        0.56898            -


Income Plus - A
                   11/14/97       0.06978        0.06978            -
                   12/19/97       0.32066        0.20472        0.11594
                    1/14/98       0.02284        0.02284            -
                    2/13/98       0.05356        0.05356            -
                    3/13/98       0.05048        0.05048            -
                    4/14/98       0.06301        0.06301            -
                    5/14/98       0.06095        0.06095            -
                    6/12/98       0.04965        0.04965            -
                    7/14/98       0.05561        0.05561            -
                    8/14/98       0.05747        0.05747            -
                    9/14/98       0.04977        0.04977            -
                   10/14/98       0.06113        0.06113            -
                                  0.91491        0.79897        0.11594

Income Plus - B
                   11/14/97       0.06338        0.06338            -
                   12/19/97       0.31384        0.19790        0.11594
                    1/14/98       0.01826        0.01826            -
                    2/13/98       0.04720        0.04720            -
                    3/13/98       0.04527        0.04527            -
                    4/14/98       0.05726        0.05726            -
                    5/14/98       0.05521        0.05521            -
                    6/12/98       0.04376        0.04376            -
                    7/14/98       0.04983        0.04983            -
                    8/14/98       0.05117        0.05117            -
                    9/14/98       0.04425        0.04425            -
                   10/14/98       0.05547        0.05547            -
                                  0.84490        0.72896        0.11594
Income Plus - C
                   11/14/97       0.06436        0.06436            -
                   12/19/97       0.31489        0.19895        0.11594
                    1/14/98       0.01896        0.01896            -
                    2/13/98       0.04817        0.04817            -
                    3/13/98       0.04607        0.04607            -
                    4/14/98       0.05814        0.05814            -
                    5/14/98       0.05609        0.05609            -
                    6/12/98       0.04467        0.04467            -
                    7/14/98       0.05072        0.05072            -
                    8/14/98       0.05214        0.05214            -
                    9/14/98       0.04510        0.04510            -
                   10/14/98       0.05634        0.05634            -
                                  0.85565        0.73971        0.11594


                                                 Exempt-
                                               Interest       Long-term
                                    Total        Divs(1)   Capital Gain
Tax-Exempt - A
                   11/14/97       0.04860        0.04860            -
                   12/19/97       0.13121        0.04142        0.08979
                    1/14/98       0.03266        0.03266            -
                    2/13/98       0.04515        0.04515            -
                    3/13/98       0.04033        0.04033            -
                    4/14/98       0.03821        0.03821            -
                    5/14/98       0.03724        0.03724            -
                    6/12/98       0.04033        0.04033            -
                    7/14/98       0.03943        0.03943            -
                    8/14/98       0.04020        0.04020            -
                    9/14/98       0.03612        0.03612            -
                   10/14/98       0.03807        0.03807            -
                                  0.56755        0.47776        0.08979

Tax-Exempt - B
                   11/14/97       0.04178        0.04178            -
                   12/19/97       0.12391        0.03412        0.08979
                    1/14/98       0.02763        0.02763            -
                    2/13/98       0.03812        0.03812            -
                    3/13/98       0.03461        0.03461            -
                    4/14/98       0.03192        0.03192            -
                    5/14/98       0.03098        0.03098            -
                    6/12/98       0.03385        0.03385            -
                    7/14/98       0.03306        0.03306            -
                    8/14/98       0.03326        0.03326            -
                    9/14/98       0.03000        0.03000            -
                   10/14/98       0.03169        0.03169            -
                                  0.49081        0.40102        0.08979
Tax-Exempt - C
                   11/14/97       0.04598        0.04598            -
                   12/19/97       0.12840        0.03861        0.08979
                    1/14/98       0.03072        0.03072            -
                    2/13/98       0.04244        0.04244            -
                    3/13/98       0.03813        0.03813            -
                    4/14/98       0.03579        0.03579            -
                    5/14/98       0.03483        0.03483            -
                    6/12/98       0.03783        0.03783            -
                    7/14/98       0.03698        0.03698            -
                    8/14/98       0.03753        0.03753            -
                    9/14/98       0.03376        0.03376            -
                   10/14/98       0.03562        0.03562            -
                                  0.53801        0.44822        0.08979

(1) Tax-Exempt Portfolio is a municipal bond portfolio, therefore, for tax purposes, the dividends declared are considered exempt-interest dividends, exempt from Federal income tax.


IDEX SERIES FUND

TO THE SHAREHOLDERS OF
CAPITAL APPRECIATION, GLOBAL, GROWTH, BALANCED AND FLEXIBLE INCOME
PORTFOLIOS



Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, Idex Management solicited a vote by the shareholders for:

Proposal 1:    Approval of a new Management and Investment Advisory
Agreement between IDEX Series Fund and Idex Management, Inc., with respect to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios.

Proposal 2:    Approval of a new Investment Counsel Agreement between Idex
Management, Inc. and Janus Capital Corporation, with respect to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios.

At a special meeting of shareholders held on June 10, 1998, the results of the proposals were as follows:


                              Proposal 1

PORTFOLIO                            FOR   AGAINST   ABSTAIN

Capital Appreciation                 95%        1%        4%

Global                               96%        1%        3%

Growth                               92%        2%        6%

Balanced                             95%        2%        3%

Flexible Income                      93%        1%        6%



                              Proposal 2

PORTFOLIO                            FOR   AGAINST   ABSTAIN

Capital Appreciation                 95%        1%        4%

Global                               96%        1%        3%

Growth                               92%        2%        6%

Balanced                             95%        2%        3%

Flexible Income                      92%        1%        7%





IDEX Series Fund

TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Retired; former President and Chief Executive Officer, Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer
of the Fund;
President and Chief Executive Officer
 of InterSecurities, Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.

Julian A. Lerner
Dallas, Texas
Retired; former Investment Consultant
and Senior Vice President,
AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation

CORPORATE ADDRESS
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

OFFICERS
John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief Executive Officer

David J. Bullock
Executive Vice President

Thomas R. Moriarty
Senior Vice President, Treasurer and
Principal Financial Officer

Thomas E. Pierpan
Vice President, Associate General
Counsel and Secretary

Christopher G. Roetzer
Vice President, Assistant Treasurer and
Principal Accounting Officer

INVESTMENT ADVISERS
Idex Management, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

InterSecurities, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

SUB-ADVISERS
AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

C.A.S.E. Management, Inc.
5355 Town Center Road, Suite 702
Boca Raton, Florida 33486-1081

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423

Fred Alger Management, Inc.
30 Montgomery Street - Suite 1330
Jersey City, New Jersey 07302-3896

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06905-4316

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

NWQ Investment Management Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, California 90067

Scottish Equitable Investment Management Limited
Edinburgh Park,
Edinburgh EH12 9SE, Scotland

PRINCIPAL UNDERWRITER
InterSecurities, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

CUSTODIAN
Investors Fiduciary Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1055 Broadway, 10th Floor
Kansas City, Missouri  64105

SEND YOUR CORRESPONDENCE TO:
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  33758-9015

CUSTOMER SERVICE
(888) 233-IDEX (4339)
    toll free call
Hours:    8 a.m. to 7 p.m. Monday - Thursday,
     8 a.m. to 6 p.m. Friday  Eastern time

IDEX WEBSITE
www.idexfunds.com

If you receive duplicate mailings because you have more than one account with IDEX at the same address, choose to reduce your Portfolio's expenses by consolidating your accounts by address. Please call IDEX Customer Service toll free at (888) 233-IDEX (4339).